CRESTFUNDS(R), INC.
MARYLAND MUNICIPAL BOND FUND -- TRUST CLASS
PROSPECTUS

February 7, 1996

CrestFunds(R) Maryland Municipal Bond Fund (the "Fund") is a bond fund offered by CrestFunds(R), Inc. (the "Company"), a Maryland corporation and a registered open-end management investment company. The Fund offers three classes of shares: Trust Class shares, Investors Class A Shares ("A Shares") and Investors Class B Shares ("B Shares" and, together with A Shares, the "Investors Class Shares"). However, A Shares are available only upon conversion of B Shares. All classes share a common investment objective and investment portfolio. This Prospectus relates to shares of the Trust Class, which are offered to qualified individual or institutional customers whose assets are managed and/or administered by Crestar Bank's Trust and Investment Management Group. Investors Class shares are offered by a separate prospectus which is available by calling 1-800-273-7827.


THE FUND'S SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED, INSURED OR ENDORSED BY, CRESTAR BANK, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENT AGENCY. INVESTING IN MUTUAL FUNDS INVOLVES RISKS, INCLUDING THE POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED. THE VALUE OF AN INVESTMENT IN THE FUND AND ITS RETURN WILL FLUCTUATE AND ARE NOT GUARANTEED. WHEN SOLD, THE VALUE OF AN INVESTMENT MAY BE HIGHER OR LOWER THAN THE AMOUNT ORIGINALLY INVESTED.

Please read this Prospectus before investing. This Prospectus sets forth concisely the information about the Fund that a prospective investor should know before investing, and is designed to help investors decide if the Fund's goals match their own. Retain this document for future reference. A Statement of Additional Information (dated February 7, 1996) for the Trust Class of the Fund and an Annual Report for the fiscal year ended November 30, 1995 have been filed with the Securities and Exchange Commission ("SEC") and are incorporated herein by reference. The Statement of Additional Information and the Annual Report are available without charge upon request by calling 1-800-273-7827.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

No dealer, sales representative or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus and in the related Statement of Additional Information, in connection with the offer contained in this Prospectus. If given or made, such other information or representations must not be relied upon as having been authorized by the Fund or by the Fund's distributor. This Prospectus and the related Statement of Additional Information do not constitute an offer by the Fund or the Fund's distributor to sell shares of the Fund to any person to whom it is unlawful to make such an offer.

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Table of Contents                                          Page


Summary of Fund Expenses. . . . . . . . . . . . . . . . . .  3

CrestFunds(R) . . . . . . . . . . . . . . . . . . . . . . .  4

Investment Objectives and Policies. . . . . . . . . . . . .  4

Risk Factors and Investment Considerations. . . . . . . . .  5

Investment Limitations. . . . . . . . . . . . . . . . . . .  8

Fund Management . . . . . . . . . . . . . . . . . . . . . .  9

Pricing of Shares . . . . . . . . . . . . . . . . . . . . .  9

How to Purchase, Exchange and Redeem Shares . . . . . . . .  9

Dividends and Tax Matters . . . . . . . . . . . . . . . . . 11

Performance . . . . . . . . . . . . . . . . . . . . . . . . 13

Portfolio Transactions. . . . . . . . . . . . . . . . . . . 13

Advisory and Related Agreements . . . . . . . . . . . . . . 14

Other Expense Information . . . . . . . . . . . . . . . . . 15

Banking Law Matters . . . . . . . . . . . . . . . . . . . . 15

Description of Common Stock . . . . . . . . . . . . . . . . 16

Appendix. . . . . . . . . . . . . . . . . . . . . . . . . . 17

Summary of Bond Ratings*. . . . . . . . . . . . . . . . . . 20

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SUMMARY OF FUND EXPENSES

The expense summary format below was developed for use by all mutual funds to help investors make their investment decisions. The purpose of the tables is to assist investors in understanding the various costs and expenses that an investor in Trust Class shares would bear directly or indirectly. Investors should consider this expense information for the Fund along with other important information in this Prospectus, including the Fund's investment objective, financial highlights and, where available, past performance. As is more fully described under the heading "How to Purchase, Exchange and Redeem Shares," Trust Class shares of the Fund are currently available, without payment of any sales charge, to qualified individual or institutional customers whose assets are managed and/or administered by Crestar Bank's Trust and Investment Management Group. Such relationships may involve the payment of account or service fees not reflected in the tables below.

ANNUAL FUND OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE NET
ASSETS)*:

     Advisory Fee (after waiver). . . . . . . . . . . . .   .10%

     12b-1 Fees (after waiver). . . . . . . . . . . . . .     0%

     Other Expenses (after waiver). . . . . . . . . . . .   .61%

     Total Operating Expenses (after waiver)  . . . . . .   .71%
__________

* Expenses are estimated based on average expenses expected to be incurred during the period ending November 30, 1996. During this period, expenses may be more or less than the average amount shown.

EXAMPLE: You would pay the following expenses on a $1,000
investment in the Fund, assuming (1) 5% annual return and (2) redemption at the end of each time period:

    1 Year . . . . . . . . . . . . . . . . . . . . . . . . .  $ 7

    3 Years. . . . . . . . . . . . . . . . . . . . . . . . .  $23

EXPLANATION OF TABLES:

ANNUAL FUND OPERATING EXPENSES. Advisory fees are paid by the Fund to Capitoline Investment Services Incorporated ("Capitoline" or the "Adviser") for managing the Fund's investments and business affairs (see "Adviser"). Other Expenses for the Fund are based on estimates for the current fiscal year. The Fund pays administration fees at an annualized rate of .15% to SEI Financial Management Corporation ("SFM") for administrative services.

Absent fee waivers, advisory fees for the Fund would be .60% and 12b-1 fees would be .15%. Absent all fee waivers, Total Operating Expenses would be 1.36%. Please refer to the sections "Administrator and Distributor," "Transfer Agent and Custodian" and "Other Expense Information." The information contained in the table and example above relates only to Trust Class shares; expenses for Trust Class shares differ from those of Investors Class shares. See "Description of Common Stock." Advisory Fees and Other Expenses are reflected in the Fund's share price and are not charged directly to individual shareholder accounts.

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EXAMPLE.  The hypothetical example illustrates the expenses associated with a $1,000 investment in Trust Class shares over periods of 1 and 3 years based on the expenses in the Table above and an assumed annual return of 5%. THE RETURN OF 5% AND EXPENSES SHOULD NOT BE CONSIDERED INDICATIONS OF ACTUAL
OR EXPECTED PERFORMANCE OR EXPENSES, BOTH OF WHICH MAY VARY.

CRESTFUNDS(R)

The Fund is one of a variety of money market, bond and equity funds (the "CrestFunds(R)") offered to investors by the Company. CrestFunds(R) include the following Money Market Funds: the Cash Reserve Fund, the U.S. Treasury Money Fund and the Tax Free Money Fund; the following Bond Funds: the Limited Term Bond Fund, the Intermediate Term Bond Fund, the Government Bond Fund, the Maryland Municipal Bond Fund, the Virginia Intermediate Municipal Bond Fund and the Virginia Municipal Bond Fund; and the following Equity Funds: the Value Fund, the Capital Appreciation Fund and the Special Equity Fund. All CrestFunds(R) are managed by Capitoline and have the same administrator, distributor, transfer agent and custodian.

The CrestFunds(R) provide investors opportunities for flexibility and diversification in investment planning, and convenient exchange privileges give investors access to different investment vehicles appropriate to changing market conditions. Information on the CrestFunds(R) may be obtained by calling 1-800-273-7827.

INVESTMENT OBJECTIVES AND POLICIES

Below is a description of the investment objective and policies of the Fund. The Fund's objective, along with those policies identified as being fundamental, may not be changed except by approval of the majority of the outstanding shares of the Fund. All other investment policies may be changed by the Company's Board of Directors without shareholder approval. Capitoline will manage the Fund consistent with the Fund's investment objective and policies. There is no assurance that the Fund will achieve its investment objective. For more information regarding the Fund's investment policies, please refer to the Statement of Additional Information.

The Fund seeks to provide high current income exempt from federal and Maryland income tax in a manner consistent with the preservation of capital by investing in municipal bonds of investment-grade quality. (See "Investment-grade Securities" in the Appendix to this Prospectus.) There are no limits on the dollar-weighted average portfolio maturity of the Fund, and the Fund may acquire individual securities without regard to their remaining maturities.

The Fund is non-diversified, which means that it has greater latitude than a diversified fund with respect to the investment of its assets in the securities of a relatively few municipal issuers. As a non-diversified fund, the Fund may present greater risks than a diversified fund.

As a fundamental policy, at least 80% of the Fund's income will, under normal circumstances, be exempt from regular federal income taxes. Interest on some "private activity" municipal obligations is subject to the federal alternative minimum tax ("AMT bonds"). AMT bonds are municipal obligations that benefit a private or industrial user or finance a private facility. The Fund reserves the right to invest up to 100% of its assets in AMT bonds.

As a non-fundamental policy, at least 65% of the Fund's assets will be invested in bonds that will, under normal circumstances, produce income that is exempt from Maryland income taxes.

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The Fund will, consistent with its investment objective, purchase securities which meet the applicable quality characteristics established for the Fund. In doing so, it will consider the ratings of Moody's or S&P assigned to various obligations.

The Fund normally will invest primarily in municipal securities of all types and of investment-grade quality. Investment grade municipal bonds are considered to be securities rated Baa or higher by Moody's or BBB or higher by S&P, and unrated securities that are deemed by Capitoline to meet the Fund's ratings requirements. (See "Investment-grade Securities" in the Appendix to this Prospectus.) Municipal securities are issued to raise money for various public purposes, including general purpose financing for state and local governments as well as financing for specific projects or public facilities. Municipal securities may be backed by the full taxing power of a municipality, by the revenues derived from a specific project or by the credit of a private organization. Some municipal securities are insured by private insurance companies, while others may be supported by letters of credit furnished by domestic or foreign banks. Capitoline monitors the financial condition of parties (including insurance companies, banks, and corporations) whose creditworthiness is relied upon in determining the credit quality of securities eligible for purchase by the Fund. The Fund may invest more than 25% of its assets in industrial development bonds.

Generally, the Fund's investments in municipal securities may include fixed, variable, or floating rate general obligation and revenue bonds (including municipal lease obligations and resource recovery bonds); zero coupon and asset-backed securities; tax, revenue, or bond anticipation notes; and tax-exempt commercial paper. The Fund may buy or sell securities on a when-issued or delayed-delivery basis (including refunding contracts) and may acquire standby commitments. See the Appendix.

The Fund may change its investment focus for temporary defensive purposes. During periods when, in Capitoline's opinion, a temporary defensive posture in the market is appropriate, the Fund may hold cash that is not earning interest or may invest in obligations whose interest may be subject to federal and/or state tax. The Fund's defensive investments may include short-term municipal obligations, money market instruments and shares of money market mutual funds. Should the Fund elect to purchase shares of money market funds, it will incur additional expenses charged by that money market fund, such as management fees.
Under such circumstances, the Fund may temporarily invest so that less than 80% of its income distributions are federally and/or state tax-free. Federally taxable obligations include, but are not limited to, obligations issued by the U.S. Government or any of its agencies or instrumentalities, high-quality commercial paper, certificates of deposit, and repurchase agreements.

RISK FACTORS AND INVESTMENT CONSIDERATIONS

Individually, the Fund does not constitute a balanced investment plan. The Fund is likely to provide higher yields than money market funds; however, unlike money market funds, the Fund does not seek to maintain a stable $1.00 share price, and may not be able to return dollar for dollar the money invested. The Fund emphasizes high tax-free current income by investing primarily in investment-grade municipal securities. Because the Fund invests primarily in Maryland obligations, the quality and supply of eligible securities may present additional risks to those of more diversified municipal bond funds. As compared to an intermediate term municipal bond fund, the Fund is likely to experience greater share price fluctuation and potentially higher tax-free income due to its investments in longer term municipal bonds.

From time to time the Fund, to the extent consistent with its investment objective, policies and restrictions, may invest in securities of companies with which Crestar Bank has a lending relationship, including industrial development bonds and other private activity municipal securities backed by the credit and security of such companies. The investment objectives and policies for the Fund are supplemented by its investment limitations. See the Appendix for further discussion of the Fund's investments.

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The Fund's concentration in the debt obligations of one state carries a higher risk than a portfolio that is geographically diversified. Investors should also be aware of certain factors that might affect the financial condition of issuers of Maryland municipal securities. In addition to the State of Maryland and its agencies, there are 23 counties and 156 incorporated municipalities in Maryland (including Baltimore City, which functions much like a county), many of which have outstanding debt. As described below, a number of Maryland public authorities also issue debt.

ECONOMY. The economy of the State of Maryland continues to demonstrate relatively strong performance, with personal income well above the national average. Total State employment was 2.73 million in July, 1995 with the majority of jobs in trade, service, and government sectors. The national recession caused a loss of jobs in Maryland since employment levels peaked in mid-1990 but employment levels began to recover in mid-1992. Unemployment was 4.9% in October, 1995, compared to a national average of 5.2%. The State's population in 1994 was approximately 5 million, with 83% concentrated in the Baltimore-Washington corridor.

DEBT. The State of Maryland and its political subdivisions issue four basic types of debt having varying degrees of credit risk: general obligation bonds backed by the unlimited taxing power of the issuer, revenue bonds secured by specific pledged taxes or revenue streams, conduit revenue bonds payable from the repayment of certain loans to entities such as hospitals and universities, and tax-exempt lease obligations (including certificates of participation in the same), the payments under which are subject to annual appropriation. In 1994, $3,420,500,000 in state and local debt was issued in Maryland, with approximately 44% representing general obligation debt and 56% revenue bonds or lease-backed debt, compared to 35% general obligation and 65% revenue backed bonds nationally.

Total combined tax supported debt outstanding of the State, Baltimore City, and all of the counties, municipalities, and special districts within Maryland totaled $12 billion as of June 30, 1994. The State of Maryland had $2.62 billion in general obligation bonds outstanding as of June 30, 1995. General obligation debt of the State of Maryland is rated Aaa by Moody's, AAA by Standard & Poor's and AAA by Fitch; there can be no assurance that these ratings will continue. There is no general limit on state general obligation bonds imposed by the State Constitution or laws; state general obligation bonds are payable from ad valorem taxes and, under the State Constitution, may not be issued unless the debt is authorized by a law levying an annual tax or taxes sufficient to pay the debt service within 15 years and prohibiting the repeal of the tax or taxes or their use for another purpose until the debt has been paid. State and local general obligation debt on a per capita basis and as a percentage of property values have increased by 33.4% and 7.1%, respectively since 1990. Although the State may borrow up to $100 million in short-term notes in anticipation of taxes and revenues, the State has not made use of this authority.

Many agencies and instrumentalities of the State government are authorized to borrow money under legislation which expressly provides that the obligations shall not be deemed to constitute a debt or a pledge of the faith and credit of the State. The Department of Transportation issues limited, special obligations payable primarily from fixed-rate excise taxes and other revenues related mainly to highway use, the amount of which was limited by the General Assembly to $1.054 billion for fiscal year 1996 (ending June 30, 1996); the principal amount of such bonds outstanding as of June 30, 1995 was $1,047 million.
The Maryland Transportation Authority, the Community Development Administration of the Department of Housing and Community Development, the Maryland Stadium Authority, the Maryland Environmental Service, the public educational institutions (which include the University of Maryland System, Morgan State University, St. Mary's College of Maryland and Baltimore City Community College), the Maryland Food Center Authority and the Maryland Water Quality Financing Administration also have issued and have outstanding bonds, the principal of and interest on which are payable solely from specified sources, principally fees or loan payments generated from use of the facilities, enterprises financed by the bonds, or other dedicated fees. None of these bonds constitute debts or pledges of the faith and credit of the State.

The issuers of these obligations are subject to various economic risks and uncertainties, and the credit quality of the securities issued by them may vary considerably from that of the State's general obligation bonds. Total outstanding revenue and enterprise debt of these State units at June 30, 1995 was approximately $3.7 billion.

Certain State agencies also execute capital lease or conditional purchase agreements to finance certain facilities; all of the payments under these arrangements are subject to annual appropriation by the State. In the event that appropriations are not made, the State and its agencies may not be held contractually liable for the lease payments. As of June 30, 1995 $125 million of lease and conditional purchase financings were outstanding.

In addition, the Maryland Health and Higher Educational Facilities Authority, the Maryland Industrial Development Financing Authority, the Northeast Maryland Waste Disposal Authority and the Maryland Economic Development Corporation issue conduit revenue bonds, the proceeds of which are lent to borrowers eligible under relevant State and federal law. These bonds are payable solely from the loan payments made by the borrowers, and their credit quality vary with the financial strengths of the respective borrowers.

FINANCIAL. To a large degree, the risk of the portfolio is dependent upon the financial strength of the State of Maryland, its political subdivisions and the obligors on conduit revenue bonds. During the 1991, 1992 and 1993 fiscal years, Maryland experienced the effects of the national recession and a weakened economy. During this period, the State experienced unanticipated shortfalls in revenues. At the same time, the State experienced increased expenditures for public assistance. To address this situation, the State reduced appropriations, including aid to local governments, in several instances.

As a result of successive rounds of cuts in local and other State expenditures and increases in taxes, the financial situation of the State stabilized in fiscal year 1993 with revenues coming in at or above budgeted amounts, permitting the State to conclude fiscal year 1993 with a general fund surplus (budgetary basis) of $10.5 million (after $24.5 million of transfers to reserve accounts) and a $50.9 million balance in the Revenue Stabilization Account of the State Reserve Fund. Demonstrating continued improvement, the State ended its fiscal year 1994 with a general fund surplus of $60 million on a budgetary basis and $161.8 million on deposit in the Revenue Stabilization Account of the State Reserve Fund. The State's finances continued to improve in fiscal year 1995, with revenues exceeding estimate by $217 million and expenditures at $184 million above budget. The State ended its fiscal year 1995 with a General Fund undesignated fund balance of $26.5 million (after reservation of $106 million for fiscal year 1996 expenses) and an additional $286.1 million on deposit in the Revenue Stabilization Account of the State Reserve Fund.

In April, 1995 the State's General Assembly approved a $14.4 billion budget for fiscal year 1996, an 8.2% increase above the fiscal year 1995 spending level. This budget did not include any expenditures based upon additional revenue from new or broad-based taxes but included a $330 million appropriation to the State Reserve Fund, providing $20 million to its Economic Development Account, $120 million to the Revenue Stabilization Account and $190 million to a new Citizen Tax Reduction and Fiscal Reserve Account, a reserve which may be used either to effect future income tax reduction or to offset the impact of federal fiscal policies. When the fiscal year 1996 budget was enacted, the State projected that it would end the fiscal year with a general fund surplus of $7.8 million on a budgetary basis.

The State projects a year-end General Fund balance of $34.3 million and an additional $518 million in the Revenue
Stabilization Account of the State Reserve Fund.

OTHER MARYLAND ISSUERS. Many local Maryland governments have also suffered from fiscal stress and general declines in financial performance. Recessionary impacts have resulted in downturns in real estate

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related receipts, declines in the growth of income tax revenues, lower cash positions and reduced interest income. To compensate for reductions in State aid to local governments, local governments closed this gap by increasing property and other taxes, program cuts, and curtailing pay raises. Certain counties in Maryland are subject to voter approval limitations on property tax levy increases or on increases in governmental spending which limits their flexibility in responding to external changes. Various tax initiatives to reform existing tax structures in certain counties were placed on the November, 1992 election ballot and were adopted. Future initiatives, if proposed and adopted, could create pressure on the counties and other local governments and their ability to raise revenues. The Fund cannot predict the impact of any such future tax limitations on debt quality.

Many Maryland counties have established agencies with bond issuing authority, such as housing authorities. Maryland municipalities also have the power to issue conduit revenue bonds. Maryland local governments and their authorities are subject to various risks and uncertainties, and the credit quality of the bonds issued by them may vary considerably from that of State general obligation bonds.

SECTORS. Certain areas of potential investment concentration present unique risks. In recent years, 6 to 12% of tax-exempt debt issues in Maryland has been for public or non-profit hospitals. A significant portion of the Fund's assets may be invested in health care issues. Since 1983, the hospital industry has been under significant pressure to reduce expenses and limit length of stay, a phenomenon which has negatively affected the financial health of many hospitals. While each issue is separately secured by the individual hospital's revenues, third party reimbursement mechanisms for patient care are common to the group. At the present time Maryland hospitals operate under a system which reimburses hospitals according to a State administered set of rates and charges rather than the Federal Diagnosis Related Group (DRG) system for Medicare payments. Since 1983, Maryland hospitals have operated below the national average in terms of Medicare cost increases, allowing them to continue operating under a Medicare waiver. However, any loss of this waiver in the future may have an adverse impact upon the credit quality of Maryland hospitals. Additionally, national focus on health care reform and any resulting legislation may further impact the financial condition of hospitals in Maryland and other states.

The Fund may from time to time invest in solid waste revenue bonds which have exposure to environmental, technological and market risks which could affect the security and value of the bonds. Such risks include construction delay or shortfalls in construction funds due to increased regulation, and market disruption and revenue variability due to recent court decisions and legislative proposals.

INVESTMENT LIMITATIONS

The following summarizes the Fund's principal investment limitations. A complete listing is contained in the Statement of Additional Information. Limitation 2(a) is fundamental and may not be changed without shareholder approval. Except for the Fund's percentage limitations concerning borrowings, the limitations and policies discussed in this Prospectus are considered at the time of purchase. Accordingly, the sale of securities is not required in the event of a subsequent change in circumstances.

1. For federal tax purposes the Fund will limit its investments so that: (a) with regard to at least 50% of its total assets, no more than 5% of its total assets are invested in the securities of a single issuer; and (b) no more than 25% of its total assets are invested in the securities of a single issuer. This limitation does not apply to "government securities" as defined for federal tax purposes.

2. The Fund (a) may borrow money solely for temporary or emergency purposes, but not in an amount exceeding 33 1/3% of its total assets; (b) may borrow money only from banks or by engaging in reverse repurchase agreements; and (c) will not purchase securities when borrowings exceed 5% of its total assets.

FUND MANAGEMENT

Boyce G. Reid, CFA, is Senior Vice President and Director of Fixed-Income Management for Capitoline. Mr. Reid holds primary responsibility for the management of the Fund. He also manages other CrestFunds(R) Bond Funds and oversees the investment management of over $630 million of other pension, endowment, foundation, union and insurance funds. Mr. Reid has been the Director of Fixed-Income Management since 1986.

Cheryl L. Page, CFA, is Assistant Vice President and Fixed-Income Portfolio Manager for Capitoline. Ms. Page shares with Mr. Reid responsibility for the management of the Fund. She also oversees the investment management of approximately $32.5 million of other pension, endowment, foundation, union and insurance funds. Ms. Page has been with Capitoline since December, 1991; prior to that, she was a portfolio manager for First American Bank, N.A. for three years.

PRICING OF SHARES

The net asset value per share ("NAV") of the Fund is determined as of the close of regular trading hours on the New York Stock Exchange (the "NYSE"). The Fund's NAV is determined on each day the NYSE and the Fund's custodian, Crestar Bank, are open for business. The NAV of the Fund is calculated by adding the value of all securities and other assets of the Fund, deducting the liabilities allocated to each class, and dividing the result by the proportional number of the shares of the Fund outstanding in a class.

Securities which are traded on a recognized stock exchange are valued at the last sale price on the securities exchange on which such securities are primarily traded or at the last sale price on any national securities exchange. Securities traded only on over-the-counter markets are valued on the basis of closing over-the-counter bid prices. Securities for which there were no such transactions are valued at the average of the current bid and asked prices. The Fund may also utilize pricing services in determining the value of its securities. Debt securities with remaining maturities of 60 days or less at the time of purchase are valued on an amortized cost basis (unless the Board determines that such basis does not represent fair value at the time). Under this method, such securities are valued initially at cost on the date of purchase. Thereafter, absent unusual circumstances, the Fund assumes a constant proportionate amortization of any discount or premium until maturity of the security.

HOW TO PURCHASE, EXCHANGE AND REDEEM SHARES

DISTRIBUTOR. Shares of the Fund are sold on a continuous basis by the Fund's Distributor, SEI Financial Services Company ("SFS" or the "Distributor"). SFS is a registered broker-dealer with principal offices at 680 East Swedesford Road, Wayne,
Pennsylvania 19087.

PURCHASE OF SHARES. Before you buy shares, please read the following information to make sure your investment is accepted and credited properly.

Trust Class shares are offered continuously to qualified individual or institutional customers that have entered into an agreement for their assets to be managed and/or administered by Crestar Bank's Trust and Investment Management Group. The minimum initial investment required of a bank in the Fund is $1 million, except for agency accounts, for which the minimum is $25,000. There is no minimum for subsequent investments. Banks may impose initial or subsequent investment minimums on their customers. Trust Class shares are sold without a sales charge, although banks may charge their customer accounts for services provided in connection with the purchase of shares. Information concerning these services and any charges may be obtained from the bank. With the exception of agency accounts, Fund shares may be held of record by the banks, although bank customers may retain the right to vote them. Generally, shares held in agency accounts will be registered in the principal's name. Confirmations of share purchases and redemptions will be sent to shareholders of record. Beneficial ownership of Fund shares will be recorded by the banks and reflected in the account statements provided by them to their customers. For further information on opening an account, contact an account officer at the bank. Sales personnel of financial institutions distributing the Fund's shares and other persons entitled to receive compensation for selling such shares may receive differing compensation.

Shares of the Fund may be purchased through procedures established by the banks in connection with the requirements of customer accounts. Purchases will be effected only on days on which the purchasing banks and the Fund is open for business ("Business Days"). Before the customer authorizes the purchase of shares of the Fund, this Prospectus should be read in conjunction with information from the customer's bank concerning services and charges. The issuance of shares is recorded on the books of the Fund, and share certificates will not be issued for shares of the Fund. The Fund reserves the right to reject any purchase order.

EFFECTIVE TIME OF PURCHASES. Purchase orders for shares of the Fund must be received by Crestar Bank before the close of regular trading hours on the NYSE. Orders are priced according to the NAV determined on that day. Any orders received after that time will be processed at the NAV next calculated. All purchases must be paid for in U.S. dollars and checks must be drawn on U.S. banks. Purchase orders will be executed by 4:00 p.m., on the business day on which the purchase order is received in good order by Crestar Bank. Payment for the purchase is expected at the time of the order but must be received within 5 business days of the date of the order. The Fund reserves the right to withhold redemption proceeds until it is reasonably satisfied that checks received as payment have cleared (which can take up to 7 days). If available funds are not received within 5 business days, the order may be canceled and notice thereof will be provided to the party placing the order.

It is the responsibility of the banks to transmit orders for purchases by their customers to the Transfer Agent and for the banks to deliver required funds on a timely basis in accordance with the above-stated procedures. Any fees and/or losses incurred due to cancellation of an order will be the responsibility of the party placing the order.

EXCHANGES. Trust Class shares of the Fund may be exchanged for Trust Class shares of other CrestFunds(R) approved for sale in an investor's state and offered through the investor's bank. All dividends credited to the shareholder up to the date of exchange are paid to the shareholder at the end of the month. CrestFunds(R) reserves the right to refuse exchanges if as a result the particular fund would be unable to invest effectively in accordance with its investment objective and policies or would otherwise be affected adversely. CrestFunds(R) further reserves the right to terminate or modify the exchange privilege in the future. Exchanges are subject to the same investment minimums and time frames listed above. An exchange is considered a sale of shares and may result in a capital gain or loss for federal income tax purposes.

Trust Class shares of the Fund may be exchanged for B Shares of the Fund should the holder of Trust Class shares cease to be eligible to invest in the Trust Class. For example, in the event that legal title to Trust Class shares passes to a trust beneficiary, or in the event that a trust, agency or similar account distributes Trust Class shares, the shares may be held by the account beneficiary only if they are promptly exchanged for B Shares. The Fund reserves the right to redeem Trust Class shares held by shareholders not eligible to purchase such shares if not converted to B Shares after 30 days.

REDEMPTION OF SHARES. Customers may redeem all or part of their Trust Class shares of the Fund held through their bank in accordance with instructions and limitations pertaining to their account at the bank. It is the responsibility of each bank to transmit redemption orders to Crestar Bank and to credit the bank's customers' accounts with the redemption proceeds on a timely basis. No charge for wiring redemption payments is imposed by the Fund, although banks may charge their customer accounts for services provided in connection with the redemption of shares of the Fund. Information concerning these services and any charges are available from the banks. For further information contact an account officer at the bank. Redemption orders are effected at the NAV next determined after receipt of the order in good order by Crestar Bank. All dividends credited to the shareholder up to the date of redemption are paid to the shareholder at the end of the month.

Crestar Bank reserves the right to wire redemption proceeds within 7 days following receipt of the order.

Subject to the Fund's compliance with applicable regulations, the Fund has reserved the right to pay the redemption, either totally or partially, by a distribution of securities or other property (instead of cash) from the Fund's portfolio. The securities or property distributed in such a distribution would be valued at the same amount as that assigned to them in calculating the NAV for the shares being sold. If a shareholder receives a distribution in kind, brokerage or transaction charges may be incurred when converting the securities to cash, and the shareholder may realize a gain or loss for tax purposes on both the distribution and the subsequent conversion.

A Trust Class shareholder may be required to redeem shares in the Fund if the balance in the shareholder's account with the Fund drops below $1 million ($25,000 for agency accounts) as a result of redemptions and the shareholder does not increase the account's balance to at least $1 million (or $25,000) on 30 days' written notice. If the share balance in a customer's account at a bank falls below any minimum the customer has agreed to maintain with the bank, the customer may be required to redeem all or a part of his Fund shares or to increase his holdings of Fund shares to the extent necessary to maintain the required minimum balance in the account.

DIVIDENDS AND TAX MATTERS

DISTRIBUTIONS. Income dividends from the Fund are declared daily and distributed monthly. The Fund distributes substantially all of its net investment income and capital gains (if any) to shareholders each year. Unless the Fund is instructed otherwise, all dividends and distributions of capital gains are automatically reinvested into additional shares of the Fund immediately upon payment thereof.

FEDERAL TAXES. Interest earned by the Fund is federally tax-free when distributed to shareholders as income dividends. If the Fund earned federally taxable income from any of its investments, it would be distributed as a taxable dividend. The Fund may invest in securities the interest on which is subject to the federal alternative minimum tax for individuals, and to the extent that the Fund does so, individuals who are subject to the alternative minimum tax will be required to report a portion of their dividends as a "tax preference item" in determining their federal taxes.

The Fund's taxable distributions are taxable when they are paid, whether taken in cash or reinvested in additional shares, except that taxable distributions declared in December and paid in January will be taxable as if paid on December 31. The Fund will send shareholders a tax statement by January 31 showing the tax status of the distributions received in the past year and will file a copy with the Internal Revenue Service ("IRS"). You should keep all statements you receive to assist in your personal recordkeeping.

STATE AND LOCAL TAXES. To the extent the Fund qualifies as a regulated investment company under the Code, it will be subject to tax only on (1) that portion of its income on which tax is imposed for federal income tax purposes under Section 852(b)(1) of the Code and (2) that portion of its income which consists of federally tax exempt interest on obligations other than Maryland Exempt Obligations (hereinafter defined) to the extent such interest is not paid to Fund shareholders in the form of exempt-interest dividends. To the extent dividends paid by the Fund represent interest excludable from gross income for federal income tax purposes, that portion of exempt-interest dividends that represents interest received by the Fund on obligations issued by the State of Maryland, its political subdivisions, Puerto Rico, the U.S. Virgin Islands, or Guam and their respective authorities or municipalities ("Maryland Exempt Obligations"), will be exempt from Maryland state and local income taxes when allocated or distributed to a shareholder of the Fund except in the case of a shareholder that is a financial institution. Except as noted below, all other dividend distributions will be subject to Maryland state and local income taxes.

Capital gains distributed by the Fund to a shareholder or any gains realized by a shareholder from a redemption or sale of shares must be recognized for Maryland state and local income tax purposes to the extent recognized for federal income tax purposes. However, capital gains distributions included in the gross income of shareholders for federal income tax purposes are subtracted from capital gains income for Maryland income tax purposes to the extent such distributions are derived from the disposition by the Fund of debt obligations issued by the State of Maryland, its political subdivisions and authorities.

Except in the case of a shareholder that is a financial institution, dividends received by a shareholder from the Fund that are derived from interest on U.S. government obligations will be exempt from Maryland state and local income taxes.

In the case of individuals, Maryland presently imposes an income tax on items of tax preference with reference to such items as defined in the Code for purposes of calculating the federal alternative minimum tax. Interest paid on certain private activity bonds is a preference item for purposes of calculating the federal alternative minimum tax. Accordingly, if the Fund holds such bonds, the excess of 50% of that portion of exempt interest dividends which is attributable to interest on such bonds over a threshold amount may be taxable by Maryland. Interest on indebtedness incurred or continued (directly or indirectly) by a shareholder in order to purchase or carry shares of the Fund will not be deductible for Maryland state and local income tax purposes. Individuals will not be subject to personal property tax on their shares of the Fund. Shares of the Fund held by a Maryland resident at death may be subject to Maryland inheritance and estate taxes.

CAPITAL GAINS. Shareholders may realize a capital gain or loss when they redeem or exchange shares. For most types of accounts, the Fund will report the proceeds of the redemptions to investors and the IRS annually. However, because the tax treatment also depends on an individual's purchase price and his personal tax position, shareholders should keep their regular account statements to use in determining their tax.

"BUYING A DIVIDEND." On the ex-dividend date for an income dividend or distribution from capital gains, the Fund's share value is reduced by the amount of the distribution. If you buy shares just before the record date ("buying a dividend"), you would pay the full price for the shares and then receive a portion of the share price as a taxable distribution.

OTHER TAX INFORMATION. In addition to federal taxes, you may be subject to state or local taxes depending on the laws in their area. Consult your tax adviser concerning the application of state and local taxes to investments in the Fund, which may differ from the federal income tax consequences described above.

When you sign your account application, you will be asked to certify that your social security or taxpayer identification number is correct and that you are not subject to backup withholding for failing to report income to the IRS. If you violate IRS regulations, the IRS can require the Fund to withhold 31% of your taxable distributions and redemptions.

Please refer to the Statement of Additional Information for more information regarding taxes.

PERFORMANCE

Performance of each class of Fund shares may be quoted in advertising in terms of YIELD, EFFECTIVE YIELD, TAX EQUIVALENT YIELD OR TOTAL RETURN, as appropriate. Performance figures are based on historical results and are not intended to indicate future performance.

The YIELD of each class of shares is calculated by dividing the net investment income (net of expenses) (as defined by the SEC) earned by the Fund over a 30-day period by the average number of shares entitled to receive distributions, expressed as an annualized percentage rate. The EFFECTIVE YIELD is calculated similarly, but assumes that the income earned from the investment is reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment. Because yield accounting methods differ from the methods used for other accounting purposes, the Fund's yield may not equal its distribution rate, the income paid to an account or the income reported in the Fund's financial statements.

The Fund also may quote TAX-EQUIVALENT YIELD, which shows the approximate taxable yield an investor would have to earn, before taxes, to equal the Fund's tax-free yield. A tax-equivalent yield is calculated by dividing the tax-exempt yield by the result of one minus a stated federal and/or state tax rate. If only a portion of the Fund's income was tax-exempt, only that portion is adjusted in the calculation.

TOTAL RETURNS are based on the overall dollar or percentage change in value of a hypothetical investment in the Fund and assumes that all dividends and capital gain distributions are reinvested. A CUMULATIVE TOTAL RETURN reflects the Fund's performance over a stated period of time. An AVERAGE ANNUAL TOTAL RETURN reflects the hypothetical annually compounded return that would have produced the same cumulative total return if the Fund's performance had been constant over the entire period. Because average annual total returns tend to smooth out variations in the Fund's returns, investors should recognize that they are not the same as actual year-by-year results. The yield and total return of the two classes of shares are calculated separately; the yields and total returns of B Shares will be lower than that of Trust Shares. When a class quotes an average annual total return covering a period of less than one year, the calculation assumes the performance will remain constant for the rest of the year. Since this may or may not occur, these average annual total returns should be viewed as hypothetical returns rather than actual performance. To illustrate the components of overall performance, the Fund may separate its cumulative and average annual total returns into income results and capital gain or loss. The Fund may quote its total returns on a before tax or after tax basis.

PORTFOLIO TRANSACTIONS

Capitoline may place portfolio transactions with broker-dealers who provide research or execution services to the Fund or other accounts over which Capitoline or its affiliates exercise investment discretion. Such services may include advice concerning the value of securities; the availability of securities or purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and performance of accounts; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). The selection of such broker-dealers is generally made by Capitoline (to the extent possible consistent with execution considerations) in accordance with a ranking of broker-dealers determined periodically by Capitoline's investment staff based upon the qualify of research or execution services provided. The Fund may execute brokerage or other agency transactions through its distributor or an affiliate of its distributor or through an affiliate of Capitoline, which are registered broker-dealers.

The frequency of portfolio transactions, the Fund's portfolio turnover rate, will vary from year to year depending on market conditions.

ADVISORY AND RELATED AGREEMENTS

ADVISER.  Capitoline Investment Services Incorporated, 919 East
Main Street, Richmond, Virginia 23219, provides investment advisory services to the Fund subject to the general control of the Company's Board of Directors.

The Company has entered into an Investment Advisory Agreement with Capitoline (the "Advisory Agreement") on behalf of the Fund.

Capitoline is paid a fee of .60% of average daily net assets for its advisory services to the Fund. Capitoline, in its sole discretion, may waive all or any portion of its advisory fee.
Any waiver, which may be discontinued at any time, has the effect of increasing the Fund's yield for the period during which the waiver was in effect and may not be recouped at a later date.

Capitoline, at its sole discretion, may pay financial institutions or other industry professionals such as investment advisers, accountants, banks, and estate planning firms ("Qualified Recipients") for shareholder support services. Capitoline may engage banks and brokers, including Crestar Bank and Crestar Securities Corporation, as Qualified Recipients to perform certain shareholder support services. In addition, such Qualified Recipients may impose charges or other requirements on their customers for automatic investment and other cash management services which an investor utilizing such Qualified Recipients should take into consideration when determining the effective yield of an investment in a Fund.

Capitoline is a wholly-owned subsidiary of Crestar Bank, which is a subsidiary of Crestar Financial Corporation, a MidAtlantic Region banking organization. Crestar Financial Corporation had total assets of approximately $18.3 billion as of December 31, 1995. Crestar Financial Corporation was organized in 1962 as a bank holding company registered under the federal Bank Holding Company Act of 1956 and files annual and periodic reports with the Securities and Exchange Commission under the Securities Exchange Act of 1934. (See "Banking Law Matters.")

Capitoline was organized in 1973 and is one of the largest investment advisory organizations in Virginia. As of December
31, 1995, Capitoline managed trust and investment assets of approximately $11.4 billion.

ADMINISTRATOR AND DISTRIBUTOR.  SEI Financial Management
Corporation (the "Administrator"), a wholly-owned subsidiary of SEI Corporation ("SEI"), provides the Company with administrative services, including fund accounting, regulatory reporting, necessary office space, equipment, personnel, and facilities.

The Administrator is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of .15% of the average daily net assets of the Fund. SEI Financial Services Company, a wholly-owned subsidiary of SEI, will serve as distributor. The Fund may execute brokerage or other agency transactions through the Distributor for which the Distributor receives compensation.

DISTRIBUTION AND SERVICE PLANS. The Board of Directors of the Company has approved an Amended and Restated Distribution and Service Plan (the "Plan") pursuant to Rule 12b-1 of the 1940 Act ( the "Rule"). Under this Plan the Distributor is compensated at the annual rate of .15% of the aggregate average daily net assets of the Trust Class Shares of the Fund. The Distributor will be compensated for distribution services provided to the Trust Class shares including the printing and distribution of Prospectuses, Statements of Additional Information or reports prepared for the use in connection with the offering of shares of the Fund (other than to existing shareholders at the time of such mailing), the expenses incurred for the preparation of any other literature used by the Distributor in connection with any such offering.
The Distributor has agreed to waive any fees payable pursuant to the Plan, and will bear the costs of other distribution-related activities. The Distributor reserves the right to terminate its waiver at any time at its sole discretion.

The Plan also permits Capitoline, at its sole discretion, to use all or a portion of the advisory fee received, as well as its past profits or other resources, to pay financial institutions or other industry professionals such as investment advisers, accountants, banks, and estate planning firms for shareholder support services. Capitoline may engage banks and broker-dealers, including Crestar Bank and Crestar Securities Corporation, as Qualified Recipients to perform certain shareholder support services. Such Qualified Recipients may impose charges or other requirements on their customers for automatic investment and other cash management services which an investor utilizing such services through a Qualified Recipient should take into consideration when determining the effective yield of an investment in the Fund.

The Distributor may pay all or a portion of the distribution fee to Qualified Recipients who sell shares of the Fund. Qualified Recipients who provide enhanced inquiry, order entry and sales facilities in connection with transactions in Fund shares by their clients may receive a fee up to the maximum applicable asset based sales charges. In addition, the Distributor will, at its expense provide promotional incentives such as sales contests and trips to investment professionals who support the sale of shares of the Fund. In some instances, these incentives will be offered only to certain types of investment professionals, such as bank-affiliated or non-bank affiliated broker-dealers, or to investment professionals whose representatives provide services in connection with the sale or expected sale of significant amounts of shares.

TRANSFER AGENT AND CUSTODIAN. Crestar Bank (the "Transfer Agent"), 919 East Main Street, Richmond, VA 23219, acts as the Fund's transfer agent, dividend paying agent and custodian. As transfer agent, Crestar Bank maintains shareholder accounts and records for the Fund. For its services as transfer agent, Crestar Bank is paid a monthly fee at the annual rate of .05% of average net assets of the Trust Class of the Fund.

As custodian, Crestar Bank safeguards and controls the Fund's cash and securities, handles the receipt and delivery of securities and collects income on Fund investments. For these services, Crestar Bank is paid a monthly fee at an annual rate of up to .04% of the Fund's average net assets.

Crestar Bank is permitted to subcontract any or all of its functions to one or more qualified sub-transfer agents, sub-custodians or other persons. Crestar Bank is permitted to compensate those agents for their services, but no such compensation may increase the aggregate amount of payments by the Fund to Crestar Bank pursuant to the Transfer Agent or Custodian
Agreements.

OTHER EXPENSE INFORMATION

The Fund may elect not to qualify its shares for sale in every state. For the purpose of Capitoline's obligation to reimburse expenses, the Fund's annual expenses are estimated and accrued daily, and any appropriate estimated payments will be made by Capitoline monthly. The Fund's expenses include Company expenses attributable and allocated to the Fund, and those not attributable to the Fund, which are allocated among the CrestFunds(R) Funds, including the Fund, in proportion to their average net assets. Expenses attributable to a particular class of shares are paid by that class.

Subject to the obligations of Capitoline under the Advisory
Agreement to reimburse the Fund for its expenses in excess of the lowest applicable state limitations, the Fund has confirmed its obligation to pay all of its other expenses.

BANKING LAW MATTERS

Banking laws and regulations, including the Glass-Steagall Act (as currently interpreted by the Board of Governors of the Federal Reserve System), prohibit a bank holding company registered under the Bank Holding Company Act of 1956 or any affiliate thereof from sponsoring, organizing, controlling, or distributing the shares of a registered, open-end investment company continuously engaged in the issuance of its shares and prohibit banks generally from issuing, underwriting, selling or distributing securities. The same laws and regulations generally permit a bank or bank affiliate to act as an investment adviser and to purchase shares of the investment company as agent for and upon the order of a customer. Upon advice of counsel, the Company's Board of Directors believes that Capitoline, Crestar Bank and any bank or bank affiliate may perform processing or transfer agency or similar services described in this Prospectus for the Fund and its shareholders without violating applicable federal banking laws or regulations.

However, judicial or administrative decisions or interpretations of, as well as changes in, either federal or state statutes or regulations relating to the activities of banks and their affiliates could prevent a bank or bank affiliate from continuing to perform all or a part of the activities contemplated by this Prospectus. If banks or bank affiliates were prohibited from so acting, the Company would change its existing policies to permit bank customers who are shareholders to remain shareholders of the Fund and would implement alternative means for continuing the servicing of such shareholders. In such event, changes in the operation of the Fund might occur and a shareholder serviced by such bank or bank affiliates may no longer be able to avail itself of the bank's or its affiliates' services. It is not expected that shareholders would suffer any adverse financial consequences as a result of any of these occurrences.

DESCRIPTION OF COMMON STOCK

The Fund is a non-diversified portfolio of the Company. The authorized capital stock of the Company, which was incorporated as a Maryland corporation on March 17, 1986, consists of 20 billion shares of stock having a par value of one tenth of one cent ($.001) per share. The Board of Directors may, without shareholder approval and at the Company's expense, divide the authorized stock into an unlimited number of separate series, and the costs of doing so will be borne by the Company. Currently all the authorized stock of the Company is divided into 13 separate series: Cash Reserve Fund Common Stock, U.S. Treasury Money Fund Common Stock, Tax Free Money Fund Common Stock, Limited Term Bond Fund Common Stock, Intermediate Bond Fund Common Stock, Government Bond Fund Common Stock, Maryland Municipal Bond Fund Common Stock, Virginia Intermediate Municipal Bond Fund Common Stock, Virginia Municipal Bond Fund Common Stock, Capital Appreciation Fund Common Stock, Value Fund Common Stock, and Special Equity Fund Common Stock, representing shares for each of the 13 CrestFunds(R). The CrestFunds(R) offer one or more of three classes of shares. Trust Class shares of the Fund are offered by this Prospectus. Investors Class shares of the Fund and all classes of shares of other CrestFunds(R) are offered by separate prospectuses.

Shares of all CrestFunds(R), including the Fund, are offered continuously to individual and institutional customers investing directly in CrestFunds(R). Such shares are offered at prices that include sales charges or contingent deferred sales charges, and in some cases pay distribution related or shareholder service fees, or higher transfer agency service fees than those paid by Trust Class shares. Performance of A Shares and B Shares is lower than that of Trust Class shares of the same Fund due to A Shares' and B Shares' higher total expenses. Published yields and total returns of A Shares and B Shares of certain funds generally include the effects of the maximum applicable sales charge, or contingent deferred sales charge, which has the effect of lowering the yield and total return figures.

All shares of the Company have equal voting and liquidation rights, and fractional shares have those rights proportionately. Generally, shares will be voted in the aggregate without reference to a particular fund or class, unless the matter affects only one fund or class or voting by a fund or class is required by law, in which case shares will be voted separately by the fund or class, as the case may be. Maryland law does not require the Company to hold annual meetings of shareholders and the Company does not intend to do so, though special meetings will be held when required by law. Shareholders representing 25% or more of the Company or a Fund may, as set forth in the Company's By-laws, call meetings of the Company or a fund, as the case may be, including, in the case of a meeting of the entire Company, the purpose of voting on removal of one or more Directors. There are no conversion or preemptive rights in connection with shares of each fund. All shares, when issued and paid for, in accordance with the terms of the offering will be fully paid and non-assessable.

APPENDIX

The following briefly describes the securities in which the Fund may invest and the transactions it may enter into. The Fund is not limited by this discussion, however, and may purchase other types of securities and enter into other types of transactions if they meet the Fund's quality and liquidity requirements.

A complete listing of the Fund's policies and limitations and more detailed information about the Fund's investments is contained in the Fund's Statement of Additional Information. Current holdings and recent investment strategies are described in the Fund's financial reports.

ASSET-BACKED SECURITIES. Asset-backed securities represent interests in pools of consumer loans (generally unrelated to mortgage loans) and most often are structured as pass-through securities. Interest and principal payments ultimately depend on payment of the underlying loans by individuals, although the securities may be supported by letters of credit or other credit enhancements. The value of asset-backed securities may also depend on the creditworthiness of the servicing agent for the loan pool, the originator of the loans, or the financial institution providing the credit enhancement. A Fund may purchase units of beneficial interest in pools of purchase contracts, financing leases, and sales agreements entered into by municipalities. These municipal obligations may be created when a municipality enters into an installment purchase contract or lease with a vendor and may be secured by the assets purchased or leased by the municipality. However, except in very limited circumstances, there will be no recourse against the vendor if the municipality stops making payments. The market for tax-exempt asset-backed securities is still relatively new.
These obligations are likely to involve unscheduled prepayments of principal.

DELAYED-DELIVERY TRANSACTIONS. The Fund may buy and sell obligations on a when-issued or delayed-delivery basis, with payment and delivery taking place at a future date. The market value of obligations purchased in this way may change before the delivery date, which could increase fluctuations in a bond fund's yield. Ordinarily, the Fund will not earn interest on securities purchased until they are delivered.

GOVERNMENT SECURITIES. Securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities are referred to as government securities. They may be backed by the credit of the U.S. Government as a whole or only by the issuing agency.
For example, securities issued by the Federal Home Loan Banks and the Federal Home Loan Mortgage Corporation are supported only by the credit of the issuing agency, and not by the U.S. Government.

Securities issued by the Federal Farm Credit System, the Federal Land Banks and the Federal National Mortgage Association are supported by the agency's right to borrow money from the U.S. Treasury under certain circumstances. U.S. Treasury securities and some agency securities, such as those issued by the Federal Housing Administration and the Government National Mortgage Association, are backed by the full faith and credit of the U.S. Government and are the highest quality government securities.

ILLIQUID SECURITIES. Illiquid securities are securities which cannot be disposed of within seven days at approximately the price at which they are being carried on the Fund's books. An illiquid security includes a demand instrument with a demand notice period exceeding seven days, where there is no secondary market for such security, and repurchase agreements of over 7 days in length.

INDEXED SECURITIES. The Fund may invest in indexed securities whose value is linked to currencies, interest rates, commodities, indices, or other financial indicators. Most indexed securities are short to intermediate term fixed-income securities whose values at maturity or interest rates rise or fall according to the change in one or more specified underlying instruments. Indexed securities may be positively or negatively indexed (i.e., their value may increase or decrease if the underlying instrument appreciates), and may have return characteristics similar to direct investments in the underlying instrument or to one or more options on the underlying instrument. Indexed securities may be more volatile than the underlying instrument itself.

INVESTMENT-GRADE SECURITIES. Investment-grade securities include securities rated BBB or higher by S&P or Baa or higher by Moody's which generally provide adequate to strong protection of principal and interest payments. Securities rated BBB or Baa may be more susceptible to potential adverse changes in circumstances which may lead to a weakened capacity to make principal and interest payments, and may have speculative characteristics as well. If a security is rated investment-grade by one rating agency and below investment-grade by another rating agency, Capitoline may make a determination as to the security's investment-grade quality.

LETTERS OF CREDIT. Issuers or financial intermediaries who provide demand features or standby commitments often support their ability to buy securities on demand by obtaining letters of credit ("LOCs") or other guarantees from banks. LOCs also may be used as credit supports for other types of municipal instruments.

Capitoline may rely upon its evaluation of a bank's credit in determining whether to purchase an instrument supported by an LOC. In evaluating a foreign bank's credit, Capitoline will consider whether adequate public information about the bank is available and whether the bank may be subject to unfavorable political or economic developments, currency controls, or other governmental restrictions that might affect the bank's ability to honor its credit commitment.

MORTGAGE-BACKED SECURITIES. The Fund may purchase mortgage-backed securities issued by government entities. A mortgage-backed security may be an obligation of the issuer backed by a mortgage or pool of mortgages or a direct interest in an underlying pool of mortgages. Some mortgage-backed securities, such as collateralized mortgage obligations, or CMOs, make payments of both principal and interest at a variety of intervals; others make semiannual interest payments at a predetermined rate and repay principal at maturity (like a typical bond). Mortgage-backed securities are based on different types of mortgages including those on commercial real estate or residential properties.

The market volatility of mortgage-backed securities can be greater than the market volatility of other bonds. The value of mortgage-backed securities may change due to shifts in the market's perception of issuers. In addition, regulatory or tax changes may adversely affect the mortgage securities market as a whole. Mortgage-backed securities are subject to prepayment risk. Prepayment, which occurs when unscheduled or early payments are made on the underlying mortgages, may shorten the effective maturities of these securities and may lower their total returns. During periods of declining interest rates, prepayment of mortgages underlying mortgage securities can be expected to accelerate. Prepayment of mortgages which underlie securities purchased at a premium often results in capital losses, while prepayment of mortgages purchased at a discount often results in capital gains. Because of these unpredictable prepayment characteristics, it is often not possible to predict accurately the average life or realized yield or total return of a particular issue. In the absence of a known maturity, market participants generally refer to a security's estimated average life. An average life estimate is a function of an assumption regarding anticipated prepayment patterns, based upon current interest rates, current conditions in the relevant housing markets and other factors. The assumption is necessarily subjective, and thus different market participants can produce different average life estimates with regard to the same security. There can be no assurance that estimated average life will be a security's actual average life.

STRIPPED MORTGAGE-BACKED SECURITIES. Securities created when a U.S. Government agency or a financial institution separates the interest and principal components of a mortgage-backed security and sells them as individual securities are stripped mortgage-backed securities. The holder of the "principal-only" security

(PO) receives the principal payments made by the underlying mortgage-backed security, while the holder of the "interest-only" security (IO) receives interest payments from the same underlying security. The prices of stripped mortgage-backed securities may be particularly affected by changes in interest rates. As interest rates fall, prepayment rates tend to increase, which tends to reduce prices of IOs and increase prices of POs. Rising interest rates can have the opposite effect. The market volatility of stripped mortgage-backed securities tends to be greater than the market volatility of other types of mortgage-backed securities in which the Funds may invest. If the mortgage assets which underlie the stripped mortgage-backed securities were to experience greater than anticipated prepayments of principal, a Fund could fail to fully recoup its initial investment in these securities, even if they are rated in the highest rating categories (e.g., AAA or Aaa by S&P or Moody's, respectively).

MUNICIPAL SECURITIES. Municipal securities include general obligation securities, which are backed by the full taxing power of a municipality, and revenue securities, which are backed by the revenues of a specific tax, project, or facility. Industrial development, or private activity, bonds are a type of revenue bond backed by the credit and security of a private entity and may involve greater risk; such securities, which may be subject to the federal alternative minimum tax, include securities issued to finance housing projects, many hospital and university facilities, student loans, and privately owned solid waste disposal and water and sewage treatment facilities.

REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements. In a repurchase agreement, a fund buys a security at one price and simultaneously agrees to sell it back at a higher price. In the event of bankruptcy of the other party to a repurchase agreement, the Fund could experience delays in recovering its cash. To the extent that, in the meantime, the value of securities purchased had decreased, the Fund could experience a loss. In all cases, Capitoline must find the creditworthiness of the other party to the transaction satisfactory.

RESOURCE RECOVERY BONDS. The Fund may purchase resource recovery bonds, which are a type of revenue bond issued to build facilities such as solid waste incinerators or waste-to-energy plants. Typically, a private corporation will be involved, at least during the construction phase, and the revenue stream will be secured by fees or rents paid by municipalities for use of the facilities. The viability of a resource recovery project, environmental protection regulations, and project operator tax incentives may affect the value and credit quality of resource recovery bonds.

REFUNDING CONTRACTS. The Fund may invest in refunding contracts which require the issuer to sell and the Fund to buy refunded municipal obligations at a stated price and yield on a settlement date that may be several months or several years in the future.

REVERSE REPURCHASE AGREEMENTS. In a reverse repurchase agreement, the Fund temporarily transfers possession of a portfolio instrument to another party, such as a bank or broker-dealer, in return for cash. At the same time, the Fund agrees to repurchase the instrument at an agreed-upon price and time. The Fund expects that it will engage in reverse repurchase agreements for temporary purposes such as to fund redemptions. Reverse repurchase agreements may increase the risk of fluctuation in the market value of the Fund's assets or in its yield.

While a reverse repurchase agreement is outstanding, the Fund will maintain appropriate liquid assets such as cash, U.S. Government securities, or other liquid high grade debt securities in a segregated custodial account to cover its obligations under the agreement. The Fund will enter into reverse repurchase agreements only with those parties whose creditworthiness is deemed satisfactory by Capitoline.

STRIPPED GOVERNMENT SECURITIES. Stripped securities are created by separating the income and principal components of a debt instrument and selling them separately. The Fund may purchase
U.S. Treasury

STRIPS (Separate Trading of Registered Interest and
Principal of Securities), that are created when the coupon payments and the principal payment are stripped from an outstanding Treasury bond by the Federal Reserve Bank. Bonds issued by the Resolution Funding Corporation (REFCORP) can also be stripped in this fashion. REFCORP STRIPS are eligible investments for the Fund.

The Fund may purchase privately stripped government securities, which are created when a dealer deposits a Treasury security or federal agency security with a custodian for safekeeping and then sells the coupon payments and principal payments that will be generated by this security. Proprietary receipts, such as Certificates of Accrual on Treasury Securities (CATS), Treasury Investment Growth Receipts (TIGRs), and generic Treasury Receipts
(TRs), are stripped U.S. Treasury securities that are separated into their component parts through trusts created by their broker sponsors. Bonds issued by the Financing Corporation (FICO) can also be stripped in this fashion.

Because of the SEC's views on privately stripped government securities, the Fund must treat them as it would non-government securities pursuant to regulatory guidelines applicable to all money market funds. Accordingly, the Fund currently intends to purchase only those privately stripped government securities that have either received the highest rating from two nationally recognized rating services (or one, if only one has rated the security), or, if unrated, been judged to be of equivalent quality by Capitoline.

TAX AND REVENUE ANTICIPATION NOTES. Tax and revenue anticipation notes are issued by municipalities in expectation of future tax or other revenues, and are payable from those specific taxes or revenues. Bond anticipation notes normally provide interim financing in advance of an issue of bonds or notes, the proceeds of which are used to repay the anticipation notes. Tax-exempt commercial paper is issued by municipalities to help finance short-term capital or operating needs.

TIME DEPOSITS. Time deposits are non-negotiable deposits in a banking institution earning a specified interest rate over a given period of time. Time deposits with a maturity of seven business days or more are considered illiquid.

VARIABLE AND FLOATING RATE INSTRUMENTS. The Fund may purchase variable and floating rate instruments, including certain participation interests in municipal obligations, which have interest rate adjustment formulas that help to stabilize their market values. Many variable and floating rate instruments also carry demand features that permit the Fund to sell them at par value plus accrued interest on short notice. When determining the maturity of a variable or floating rate instrument, the Fund may look to the date the demand feature can be exercised, or to the date the interest rate is readjusted, rather than to the final maturity of the instrument.

SUMMARY OF BOND RATINGS*



                                    Rating Services
Investment Grade                Moody's           S&P
Highest quality                  Aaa              AAA
High quality                     Aa               AA
Upper medium grade               A                A
Medium grade, some
  speculative characteristics    Baa              BBB
__________

* Please refer to the Statement of Additional Information for a more complete discussion of these ratings.

CRESTFUNDS(R), INC.
MARYLAND MUNICIPAL BOND FUND -- INVESTORS CLASS
PROSPECTUS

February 7, 1996

CrestFunds(R) Maryland Municipal Bond Fund (the "Fund") is a bond fund offered by CrestFunds(R), Inc. (the "Company"), a Maryland corporation and a registered open-end management investment company. The Fund offers three classes of shares: Trust Class shares, Investors Class A shares ("A Shares") and Investors Class B shares ("B Shares" and, together with A Shares, the "Investors Class Shares"). However, A Shares are available only upon conversion of B Shares. See "How to Purchase, Exchange and Redeem Shares." All classes share a common investment objective and investment portfolio. This Prospectus relates to the Investors Class Shares. Trust Class shares are offered by a separate prospectus which is available by calling 1-800-273-7827.


THE FUND'S SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED, INSURED OR ENDORSED BY, CRESTAR BANK, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENT AGENCY. INVESTING IN MUTUAL FUNDS INVOLVES RISKS, INCLUDING THE POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED. THE VALUE OF AN INVESTMENT IN THE FUND AND ITS RETURN WILL FLUCTUATE AND ARE NOT GUARANTEED. WHEN SOLD, THE VALUE OF AN INVESTMENT MAY BE HIGHER OR LOWER THAN THE AMOUNT ORIGINALLY INVESTED.

Please read this Prospectus before investing. This Prospectus sets forth concisely the information about the Fund that a prospective investor should know before investing, and is designed to help investors decide if the Fund's goals match their own. Retain this document for future reference. A Statement of Additional Information (dated February 7, 1996) for the
Investors Class Shares of the Fund and an Annual Report for the fiscal year ended November 30, 1995 have been filed with the Securities and Exchange Commission ("SEC") and are incorporated herein by reference. The Statement of Additional Information and the Annual Report are available without charge upon request by calling 1-800-273-7827.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

No dealer, sales representative or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus and in the related Statement of Additional Information, in connection with the offer contained in this Prospectus. If given or made, such other information or representations must not be relied upon as having been authorized by the Fund or by the Fund's distributor. This Prospectus and the related Statement of Additional Information do not constitute an offer by the Fund or the Fund's distributor to sell shares of the Fund to any person to whom it is unlawful to make such an offer.

Table of Contents                                         Page


Summary of Fund Expenses . . . . . . . . . . . . . . . . . .  3

CrestFunds(R) . . . . . . . . . . .  . . . . . . . . . . . .  5

Investment Objectives and Policies . . . . . . . . . . . . .  5

Risk Factors and Investment Considerations . . . . . . . . .  6

Investment Limitations . . . . . . . . . . . . . . . . . . .  9

Fund Management. . . . . . . . . . . . . . . . . . . . . . . 10

Pricing of Shares. . . . . . . . . . . . . . . . . . . . . . 10

How to Purchase, Exchange and Redeem Shares. . . . . . . . . 10

Dividends and Tax Matters. . . . . . . . . . . . . . . . . . 16

Performance. . . . . . . . . . . . . . . . . . . . . . . . . 18

Portfolio Transactions . . . . . . . . . . . . . . . . . . . 19

Advisory and Related Agreements. . . . . . . . . . . . . . . 19

Other Expense Information. . . . . . . . . . . . . . . . . . 21

Banking Law Matters. . . . . . . . . . . . . . . . . . . . . 21

Description of Common Stock. . . . . . . . . . . . . . . . . 21

Appendix . . . . . . . . . . . . . . . . . . . . . . . . . . 22

Summary of Bond Ratings* . . . . . . . . . . . . . . . . . . 26

SUMMARY OF FUND EXPENSES

The expense summary format below was developed for use by all mutual funds to help investors make their investment decisions. The purpose of the tables is to assist investors in understanding the various costs and expenses that an investor in A Shares or B Shares would bear directly or indirectly. Investors should consider this expense information for the Fund along with other important information in this Prospectus, including the Fund's investment objective.

SHAREHOLDER TRANSACTION EXPENSES:

A SHARES (1)

     Maximum Sales Charge on Purchases (as a percentage
     of the offering price). . . . . . . . . . . . . . . None (1)

     Sales Charge on Reinvested Distributions . . . . .  None

     Deferred Sales Charge Imposed on Redemptions. . . . None

     Redemption Fee . . . . . . . . . . . . . . . . . .  None (2)

     Exchange Fee . . . .  . . . . . . . . . . . . . . . None

B SHARES

     Maximum Contingent Deferred Sales Charge
     on Purchases (as a percentage of the offering
     price). . . . . . . . . . . . . . . . . . . . . . . 5.0% (3)

     Sales Charge on Reinvested Distributions. . . . . . None

     Redemption Fee. . . . . . . . . . . . . . . . . . . None (2)

     Exchange Fee  . . . . . . . . . . . . . . . . . . . None
_________________
(1) A Shares are available only upon conversion of B Shares after seven years. Accordingly, there is no upfront sales charge applicable to the A Shares received by holders of B Shares upon conversion.
(2) You may be charged a nominal fee for wiring redemption proceeds.
(3)  Declines from 5.0% in year 1 to 0.0% in year 7.

ANNUAL FUND OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE NET
ASSETS) -- NET OF WAIVERS AND/OR REIMBURSEMENT*:

A SHARES

     Advisory Fee (after waiver). . . . . . . . . . . .   .10%

     12b-1 Fees (after waiver). . . . . . . . . . . . .    .0%

     Other Expenses (after waiver). . . . . . . . . . .   .62%

     Total Operating Expenses (after waiver). . . . . .   .72%

B SHARES

     Advisory Fee (after waiver). . . . . . . . . . . .   .10%

     12b-1 Fees (after waiver). . . . . . . . . . . . .   .65%

     Other Expenses (after waiver). . . . . . . . . . .   .82%

     Total Operating Expenses (after waiver). . . . . . .1.57%
_________________
* Expenses are estimated based on average expenses expected to be incurred during the period ending November 30, 1996. During this period, expenses may be more or less than the average amount shown.

EXAMPLE: You would pay the following expenses on a $1,000 investment in the Fund, assuming 5% annual return and:

ASSUMING FULL REDEMPTION AT THE END OF EACH TIME PERIOD:

B SHARES (1)

       1 Year . . . . . . . . . . . . . . . . . . . . . . . $ 66

       3 Years. . . . . . . . . . . . . . . . . . . . . . .   80

ASSUMING NO REDEMPTION (2):

B SHARES

       1 Year . . . . . . . . . . . . . . . . . . . . . . . $ 16

       3 Years. . . . . . . . . . . . . . . . . . . . . . .   50

________________

(1)  Reflects deduction of applicable Contingent Deferred Sales
     Charge.
(2) A Shares expenses are the same whether or not A Shares are redeemed.

EXPLANATION OF TABLES:

SHAREHOLDER TRANSACTION EXPENSES represent charges paid when you purchase, redeem or exchange shares of the Fund.

ANNUAL FUND OPERATING EXPENSES. Advisory fees are paid by the Fund to Capitoline Investment Services Incorporated ("Capitoline" or the "Adviser") for managing the Fund's investments and business affairs (see "Adviser"). Other Expenses for the Fund are based on estimates for the current fiscal year. The Fund pays administration fees at an annualized rate of .15% to SEI Financial Management Corporation ("SFM") for administrative services. In addition to the .15% 12b-1 fee for the A Shares, 12b-1 fees include a distribution fee of .75% for the B Shares. As reflected under Other Expenses for the B Shares, shareholder service fees of .25% are paid by the B Shares to investment professionals for services provided and expenses incurred in connection with personal service extended and/or maintenance of B Shares shareholder accounts. Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted by the NASD. Due to the level of 12b-1 payments, it is unlikely that such fees will aggregate more than the maximum sales charge permitted by the NASD.

Absent fee waivers, advisory fees for the Fund would be .60%. Absent fee waivers, 12b-1 fees would be .15% for the A Shares and
 .75% for the B Shares. Absent the waiver of shareholder service fees, Other Expenses for the B Shares would be .87%. Absent all fee waivers, Total Operating Expenses would be 1.37% for the A Shares and 2.22% for the B Shares. Please refer to the sections "Administrator and Distributor," "Transfer Agent and Custodian," and "Other Expense Information." The information contained in the tables and example above relates only to A Shares and B Shares; expenses for A Shares and B Shares differ from those of Trust Class. See "Description of Common Stock." Advisory Fees, 12b-1 Fees, Shareholder Servicing Fees and Other Expenses are reflected in the Fund's share price and are not charged directly to individual shareholder accounts.

EXAMPLE. The hypothetical examples illustrate the expenses including the maximum sales charge or contingent deferred sales charge ("CDSC"), as applicable, associated with a $1,000 investment in each class of shares over periods of 1 and 3 years, based on the expenses detailed in the table above and an assumed annual return of 5%. A CDSC IS IMPOSED ONLY IF YOU SELL B SHARES WITHIN 7 YEARS. SEE "CONTINGENT DEFERRED SALES CHARGE." THE RETURN OF 5% AND EXPENSES SHOULD NOT BE CONSIDERED INDICATIONS OF ACTUAL OR EXPECTED CLASS PERFORMANCE OR EXPENSES, BOTH OF WHICH MAY VARY.

CRESTFUNDS(R)

The Fund is one of a variety of money market, bond and equity funds (the "CrestFunds(R)") offered to investors by the Company. CrestFunds(R) include the following Money Market Funds: the Cash Reserve Fund, the U.S. Treasury Money Fund and the Tax Free Money Fund; the following Bond Funds: the Limited Term Bond Fund, the Intermediate Term Bond Fund, the Government Bond Fund, the Maryland Municipal Bond Fund, the Virginia Intermediate Municipal Bond Fund and the Virginia Municipal Bond Fund; and the following Equity Funds: the Value Fund, the Capital Appreciation Fund and the Special Equity Fund. All CrestFunds(R) are managed by Capitoline and have the same administrator, distributor, transfer agent and custodian. The CrestFunds(R) provide investors opportunities for flexibility and diversification in investment planning, and convenient exchange privileges give investors access to different investment vehicles appropriate to changing market conditions. Information on the CrestFunds(R) may be obtained by calling 1-800-273-7827.

INVESTMENT OBJECTIVES AND POLICIES

Below is a description of the investment objective and policies of the Fund. The Fund's objective, along with those policies identified as being fundamental, may not be changed except by approval of the majority of the outstanding shares of the Fund. All other investment policies may be changed by the Company's Board of Directors without shareholder approval. Capitoline will manage the Fund consistent with the Fund's investment objective and policies. There is no assurance that the Fund will achieve its investment objective. For more information regarding the Fund's investment policies, please refer to the Statement of Additional Information.

The Fund seeks to provide high current income exempt from federal and Maryland income tax in a manner consistent with the preservation of capital by investing in municipal bonds of investment-grade quality. (See "Investment-grade Securities" in the Appendix to this Prospectus.) There are no limits on the dollar-weighted average portfolio maturity of the Fund, and the Fund may acquire individual securities without regard to their remaining maturities.

The Fund is non-diversified, which means that it has greater latitude than a diversified fund with respect to the investment of its assets in the securities of a relatively few municipal issuers. As a non-diversified fund, the Fund may present greater risks than a diversified fund.

As a fundamental policy, at least 80% of the Fund's income will, under normal circumstances, be exempt from regular federal income taxes. Interest on some "private activity" municipal obligations is subject to the federal alternative minimum tax ("AMT bonds"). AMT bonds are municipal obligations that benefit a private or industrial user or finance a private facility. The Fund reserves the right to invest up to 100% of its assets in AMT bonds.

As a non-fundamental policy, at least 65% of the Fund's assets will be invested in bonds that will, under normal circumstances, produce income that is exempt from Maryland income taxes.

The Fund will, consistent with its investment objective, purchase securities which meet the applicable quality characteristics established for the Fund. In doing so, it will consider the ratings of Moody's or S&P assigned to various obligations.

The Fund normally will invest primarily in municipal securities of all types and of investment-grade quality. Investment grade municipal bonds are considered to be securities rated Baa or higher by Moody's or BBB or higher by S&P, and unrated securities that are deemed by Capitoline to meet the Fund's ratings requirements. (See "Investment-grade Securities" in the Appendix to this Prospectus.) Municipal securities are issued to raise money for various public purposes, including general purpose financing for state and local governments as well as financing for specific projects or public facilities. Municipal securities may be backed by the full taxing power of a municipality, by the revenues derived from a specific project or by the credit of a private organization. Some municipal securities are insured by private insurance companies, while others may be supported by letters of credit furnished by domestic or foreign banks. Capitoline monitors the financial condition of parties (including insurance companies, banks, and corporations) whose creditworthiness is relied upon in determining the credit quality of securities eligible for purchase by the Fund. The Fund may invest more than 25% of its assets in industrial development bonds.

Generally, the Fund's investments in municipal securities may include fixed, variable, or floating rate general obligation and revenue bonds (including municipal lease obligations and resource recovery bonds); zero coupon and asset-backed securities; tax, revenue, or bond anticipation notes; and tax-exempt commercial paper. The Fund may buy or sell securities on a when-issued or delayed-delivery basis (including refunding contracts) and may acquire standby commitments. See the Appendix.

The Fund may change its investment focus for temporary defensive purposes. During periods when, in Capitoline's opinion, a temporary defensive posture in the market is appropriate, the Fund may hold cash that is not earning interest or may invest in obligations whose interest may be subject to federal and/or state tax. The Fund's defensive investments may include short-term municipal obligations, money market instruments and shares of money market mutual funds. Should the Fund elect to purchase shares of money market funds, it will incur additional expenses charged by that money market fund, such as management fees.
Under such circumstances, the Fund may temporarily invest so that less than 80% of its income distributions are federally and/or state tax-free. Federally taxable obligations include, but are not limited to, obligations issued by the U.S. Government or any of its agencies or instrumentalities, high-quality commercial paper, certificates of deposit, and repurchase agreements.

RISK FACTORS AND INVESTMENT CONSIDERATIONS

Individually, the Fund does not constitute a balanced investment plan. The Fund is likely to provide higher yields than money market funds; however, unlike money market funds, the Fund does not seek to maintain a stable $1.00 share price, and may not be able to return dollar for dollar the money invested. The Fund emphasizes high tax-free current income by investing primarily in investment-grade municipal securities. Because the Fund invests primarily in Maryland obligations, the quality and supply of eligible securities may present additional risks to those of more diversified municipal bond funds. As compared to an intermediate term municipal bond fund, the Fund is likely to experience greater share price fluctuation and potentially higher tax-free income due to its investments in longer term municipal bonds.

From time to time the Fund, to the extent consistent with its investment objective, policies and restrictions, may invest in securities of companies with which Crestar Bank has a lending relationship, including industrial development bonds and other private activity municipal securities backed by the credit and security of such companies. The investment objectives and policies for the Fund are supplemented by its investment limitations. See the Appendix for further discussion of the Fund's investments.

The Fund's concentration in the debt obligations of one state carries a higher risk than a portfolio that is geographically diversified. Investors should also be aware of certain factors that might affect the financial condition of issuers of Maryland municipal securities. In addition to the State of Maryland and its agencies, there are 23 counties and 156 incorporated municipalities in Maryland (including Baltimore City, which functions much like a county), many of which have outstanding debt. As described below, a number of Maryland public authorities also issue debt.

ECONOMY. The economy of the State of Maryland continues to demonstrate relatively strong performance, with personal income well above the national average. Total State employment was 2.73 million in July, 1995 with the majority of jobs in trade, service, and government sectors. The national recession caused a loss of jobs in Maryland since employment levels peaked in mid-1990 but employment levels began to recover in mid-1992. Unemployment was 4.9% in October, 1995, compared to a national average of 5.2%. The State's population in 1994 was approximately 5 million, with 83% concentrated in the Baltimore-Washington corridor.

DEBT. The State of Maryland and its political subdivisions issue four basic types of debt having varying degrees of credit risk: general obligation bonds backed by the unlimited taxing power of the issuer, revenue bonds secured by specific pledged taxes or revenue streams, conduit revenue bonds payable from the repayment of certain loans to entities such as hospitals and universities, and tax-exempt lease obligations (including certificates of participation in the same), the payments under which are subject to annual appropriation. In 1994, $3,420,500,000 in state and local debt was issued in Maryland, with approximately 44% representing general obligation debt and 56% revenue bonds or lease-backed debt, compared to 35% general obligation and 65% revenue backed bonds nationally.

Total combined tax supported debt outstanding of the State, Baltimore City, and all of the counties, municipalities, and special districts within Maryland totaled $12 billion as of June 30, 1994. The State of Maryland had $2.62 billion in general obligation bonds outstanding as of June 30, 1995. General obligation debt of the State of Maryland is rated Aaa by Moody's, AAA by Standard & Poor's and AAA by Fitch; there can be no assurance that these ratings will continue. There is no general limit on state general obligation bonds imposed by the State Constitution or laws; state general obligation bonds are payable from ad valorem taxes and, under the State Constitution, may not be issued unless the debt is authorized by a law levying an annual tax or taxes sufficient to pay the debt service within 15 years and prohibiting the repeal of the tax or taxes or their use for another purpose until the debt has been paid. State and local general obligation debt on a per capita basis and as a percentage of property values have increased by 33.4% and 7.1%, respectively since 1990. Although the State may borrow up to $100 million in short-term notes in anticipation of taxes and revenues, the State has not made use of this authority.

Many agencies and instrumentalities of the State government are authorized to borrow money under legislation which expressly provides that the obligations shall not be deemed to constitute a debt or a pledge of the faith and credit of the State. The Department of Transportation issues limited, special obligations payable primarily from fixed-rate excise taxes and other revenues related mainly to highway use, the amount of which was limited by the General Assembly to $1.054 billion for fiscal year 1996 (ending June 30, 1996); the principal amount of such bonds outstanding as of June 30, 1995 was $1,047 million. The Maryland Transportation Authority, the Community Development Administration of the Department of Housing and Community Development, the Maryland Stadium Authority, the Maryland Environmental Service, the public educational institutions (which include the University of Maryland System, Morgan State University, St. Mary's College of Maryland and Baltimore City Community College), the Maryland Food Center Authority and the Maryland Water Quality Financing Administration also have issued and have outstanding bonds, the principal of and interest on which are payable solely from specified sources, principally fees or loan payments generated from use of the facilities, enterprises financed by the bonds, or other dedicated fees. None of these bonds constitute debts or pledges of the faith and credit of the State.

The issuers of these obligations are subject to various economic risks and uncertainties, and the credit quality of the securities issued by them may vary considerably from that of the State's general obligation bonds. Total outstanding revenue and enterprise debt of these State units at June 30, 1995 was approximately $3.7 billion.

Certain State agencies also execute capital lease or conditional purchase agreements to finance certain facilities; all of the payments under these arrangements are subject to annual appropriation by the State. In the event that appropriations are not made, the State and its agencies may not be held contractually liable for the lease payments. As of June 30, 1995 $125 million of lease and conditional purchase financings were outstanding.

In addition, the Maryland Health and Higher Educational Facilities Authority, the Maryland Industrial Development Financing Authority, the Northeast Maryland Waste Disposal Authority and the Maryland Economic Development Corporation issue conduit revenue bonds, the proceeds of which are lent to borrowers eligible under relevant State and federal law. These bonds are payable solely from the loan payments made by the borrowers, and their credit quality vary with the financial strengths of the respective borrowers.

FINANCIAL. To a large degree, the risk of the portfolio is dependent upon the financial strength of the State of Maryland, its political subdivisions and the obligors on conduit revenue bonds. During the 1991, 1992 and 1993 fiscal years, Maryland experienced the effects of the national recession and a weakened economy. During this period, the State experienced unanticipated shortfalls in revenues. At the same time, the State experienced increased expenditures for public assistance. To address this situation, the State reduced appropriations, including aid to local governments, in several instances.

As a result of successive rounds of cuts in local and other State expenditures and increases in taxes, the financial situation of the State stabilized in fiscal year 1993 with revenues coming in at or above budgeted amounts, permitting the State to conclude fiscal year 1993 with a general fund surplus (budgetary basis) of $10.5 million (after $24.5 million of transfers to reserve accounts) and a $50.9 million balance in the Revenue Stabilization Account of the State Reserve Fund. Demonstrating continued improvement, the State ended its fiscal year 1994 with a general fund surplus of $60 million on a budgetary basis and $161.8 million on deposit in the Revenue Stabilization Account of the State Reserve Fund. The State's finances continued to improve in fiscal year 1995, with revenues exceeding estimate by $217 million and expenditures at $184 million above budget. The State ended its fiscal year 1995 with a General Fund undesignated fund balance of $26.5 million (after reservation of $106 million for fiscal year 1996 expenses) and an additional $286.1 million on deposit in the Revenue Stabilization Account of the State Reserve Fund.

In April, 1995 the State's General Assembly approved a $14.4 billion budget for fiscal year 1996, an 8.2% increase above the fiscal year 1995 spending level. This budget did not include any expenditures based upon additional revenue from new or broad-based taxes but included a $330 million appropriation to the State Reserve Fund, providing $20 million to its Economic Development Account, $120 million to the Revenue Stabilization Account and $190 million to a new Citizen Tax Reduction and Fiscal Reserve Account, a reserve which may be used either to effect future income tax reduction or to offset the impact of federal fiscal policies. When the fiscal year 1996 budget was enacted, the State projected that it would end the fiscal year with a general fund surplus of $7.8 million on a budgetary basis.

The State projects a year-end General Fund balance of $34.3 million and an additional $518 million in the Revenue
Stabilization Account of the State Reserve Fund.

OTHER MARYLAND ISSUERS. Many local Maryland governments have also suffered from fiscal stress and general declines in financial performance. Recessionary impacts have resulted in downturns in real estate related receipts, declines in the growth of income tax revenues, lower cash positions and reduced interest income. To compensate for reductions in State aid to local governments, local governments closed this gap by increasing property and other taxes, program cuts, and curtailing pay raises. Certain counties in Maryland are subject to voter approval limitations on property tax levy increases or on increases in governmental spending which limits their flexibility in responding to external changes. Various tax initiatives to reform existing tax structures in certain counties were placed on the November, 1992 election ballot and were adopted. Future initiatives, if proposed and adopted, could create pressure on the counties and other local governments and their ability to raise revenues. The Fund cannot predict the impact of any such future tax limitations on debt quality.

Many Maryland counties have established agencies with bond issuing authority, such as housing authorities. Maryland municipalities also have the power to issue conduit revenue bonds. Maryland local governments and their authorities are subject to various risks and uncertainties, and the credit quality of the bonds issued by them may vary considerably from that of State general obligation bonds.

SECTORS. Certain areas of potential investment concentration present unique risks. In recent years, 6 to 12% of tax-exempt debt issues in Maryland has been for public or non-profit hospitals. A significant portion of the Fund's assets may be invested in health care issues. Since 1983, the hospital industry has been under significant pressure to reduce expenses and limit length of stay, a phenomenon which has negatively affected the financial health of many hospitals. While each issue is separately secured by the individual hospital's revenues, third party reimbursement mechanisms for patient care are common to the group. At the present time Maryland hospitals operate under a system which reimburses hospitals according to a State administered set of rates and charges rather than the Federal Diagnosis Related Group (DRG) system for Medicare payments. Since 1983, Maryland hospitals have operated below the national average in terms of Medicare cost increases, allowing them to continue operating under a Medicare waiver. However, any loss of this waiver in the future may have an adverse impact upon the credit quality of Maryland hospitals. Additionally, national focus on health care reform and any resulting legislation may further impact the financial condition of hospitals in Maryland and other states.

The Fund may from time to time invest in solid waste revenue bonds which have exposure to environmental, technological and market risks which could affect the security and value of the bonds. Such risks include construction delay or shortfalls in construction funds due to increased regulation, and market disruption and revenue variability due to recent court decisions and legislative proposals.

INVESTMENT LIMITATIONS

The following summarizes the Fund's principal investment limitations. A complete listing is contained in the Statement of Additional Information. Limitation 2(a) is fundamental and may not be changed without shareholder approval. Except for the Fund's percentage limitations concerning borrowings, the limitations and policies discussed in this Prospectus are considered at the time of purchase. Accordingly, the sale of securities is not required in the event of a subsequent change in circumstances.

1. For federal tax purposes the Fund will limit its investments so that: (a) with regard to at least 50% of its total assets, no more than 5% of its total assets are invested in the securities of a single issuer; and (b) no more than 25% of its total assets are invested in the securities of a single issuer. This limitation does not apply to "government securities" as defined for federal tax purposes.

2. The Fund (a) may borrow money solely for temporary or emergency purposes, but not in an amount exceeding 33 1/3% of its total assets; (b) may borrow money only from banks or by engaging in reverse repurchase agreements; and (c) will not purchase securities when borrowings exceed 5% of its total assets.

FUND MANAGEMENT

Boyce G. Reid, CFA, is Senior Vice President and Director of Fixed-Income Management for Capitoline. Mr. Reid holds primary responsibility for the management of the Fund. He also manages other CrestFunds(R) Bond Funds and oversees the investment management of over $630 million of other pension, endowment, foundation, union and insurance funds. Mr. Reid has been the Director of Fixed-Income Management since 1986.

Cheryl L. Page, CFA, is Assistant Vice President and Fixed-Income Portfolio Manager for Capitoline. Ms. Page shares with Mr. Reid responsibility for the management of the Fund. She also oversees the investment management of approximately $32.5 million of other pension, endowment, foundation, union and insurance funds. Ms. Page has been with Capitoline since December, 1991; prior to that, she was a portfolio manager for First American Bank, N.A. for three years.

PRICING OF SHARES

The net asset value per share ("NAV") of the Fund is determined as of the close of regular trading hours on the New York Stock Exchange (the "NYSE"). The Fund's NAV is determined on each day the NYSE and the Fund's custodian, Crestar Bank, are open for business. The NAV of the Fund is calculated by adding the value of all securities and other assets of the Fund, deducting the liabilities allocated to each class, and dividing the result by the proportional number of the shares of the Fund outstanding in a class.

Securities which are traded on a recognized stock exchange are valued at the last sale price on the securities exchange on which such securities are primarily traded or at the last sale price on any national securities exchange. Securities traded only on over-the-counter markets are valued on the basis of closing over-the-counter bid prices. Securities for which there were no such transactions are valued at the average of the current bid and asked prices. The Fund may also utilize pricing services in determining the value of its securities. Debt securities with remaining maturities of 60 days or less at the time of purchase are valued on an amortized cost basis (unless the Board determines that such basis does not represent fair value at the time). Under this method, such securities are valued initially at cost on the date of purchase. Thereafter, absent unusual circumstances, the Fund assumes a constant proportionate amortization of any discount or premium until maturity of the security.

HOW TO PURCHASE, EXCHANGE AND REDEEM SHARES

While CrestFunds(R) Investors Class shares generally offer alternative investment options, A Shares and B Shares, only B Shares of the Maryland Municipal Bond Fund are immediately available. A Shares are available only through conversion of B Shares. A Shares pay a sales charge at the time of purchase; that is, A Shares are offered at NAV plus a sales charge. B Shares are offered on a contingent deferred sales charge basis. This means that investors do not pay a sales charge at the time of their initial investment, but pay a sales charge if they redeem from the Funds. The amount of deferred sales charge is reduced over time and is eliminated after seven years. In addition, B Shares pay distribution and shareholder servicing fees, which will have the effect of making the annual expense ratio of the B Shares of the Fund higher than that of the A Shares. Exchanges are permitted freely among A Shares and B Shares of the CrestFunds(R) Funds, except that exchanges of A Shares for B Shares, and vice versa, are generally not permitted. After the seventh year, B Shares automatically convert to A Shares. B Shares are available in only the following other CrestFunds(R)
Funds: Virginia Municipal Bond Fund, Government Bond Fund,
Value Fund and Special Equity Fund. Cash Reserve Fund is available for B Shares purchased by exchange only from the B Shares of another Fund. For a description of contingent deferred sales charges applicable to B Shares, see "Contingent Deferred Sales Charge."

HOW TO BUY SHARES. B Shares are offered continuously, and may be purchased by mail, telephone, wire or through a Crestar Securities Corporation Investment Representative ("CSC Investment Representative"). You must complete and return a signed account application for each account you open. The issuance of B Shares is recorded on the books of the Fund, and share certificates will not be issued for such Shares. For information on opening an account, please consult a CSC Investment Representative or the CrestFunds(R) Customer Service Center at 1-800-273-7827. Before you buy shares, please read the following information to make sure your investment is accepted and credited properly. If you are purchasing through a CSC Investment Representative, please read any program materials in conjunction with this prospectus. Certain features may be modified, and additional charges and limitations may apply.

A Shares are available only through conversion of B Shares.  B
Shares are offered at NAV without an initial sales charge and may be subject to a CDSC at redemption. For more complete information on how the CDSC is calculated, see "How to Redeem."

The minimum initial investment for the Fund is $1,000 ($500 for IRAs and "CrestFunds(R) Account Builder" Accounts). All subsequent purchases must be at least $100 ($50 for IRAs and CrestFunds(R) "Account Builder" Accounts).

EFFECTIVE TIME OF PURCHASES. Shares of the Fund may be purchased at the public offering price (the "offering price") next determined after the purchase order is received in good order. Purchase orders must be received in good order before the close of regular trading hours on the NYSE to receive the offering price determined at close of business on that day. Any orders received after 4:00 p.m. will be processed at the offering price next calculated. Financial institutions may impose different cut-off times for receipt of purchase orders on both the distribution and the subsequent conversion.

BY MAIL. Please make your check payable to the name of the Fund and mail it to the address indicated on the application.

For additional purchases, please make your check payable to the name of the Fund. Indicate your account number on the check and mail it to the address printed on your account statement.

BY TELEPHONE. Initial investments in the Fund may not be made by telephone unless you are exchanging shares of another Fund and are establishing the new account with the same name(s), address and taxpayer identification number.

If you applied for the electronic funds transfer service, you may make additional investments in the Fund by calling the CrestFunds(R) Customer Service Center 1-800-273-7827. Your shares will be purchased on the day that funds are received in good order. Allow 2-3 business days after the call for the transfer to take place.

BY WIRE. You also may make additional investments in the Fund by wiring Federal funds from your bank account. You must call the CrestFunds(R) Customer Service Center at 1-800-273-7827 before wiring funds. Federal funds should be wired to:

The Chase Manhattan Bank, N.A.
One Chase Manhattan Plaza
ABA #021000021
DDA #910-2-733368
Attn:  CrestFunds
Ref [Portfolio name,
your account name,
your account number]

Together with the name of the Fund, your account number, your name(s) and the control number assigned by the CrestFunds(R) Customer Service Center representative. To receive that day's NAV, you must notify the CrestFunds(R) Customer Service Center of the wire by 12:00 noon and the Federal funds must be received by 4:00 p.m.

SALES CHARGES. No sales charge applies to B Shares at the time of purchase. However, a CDSC may apply on redemption.

CONTINGENT DEFERRED SALES CHARGE (CDSC). B Shares may, upon redemption, be assessed a charge based on the following schedule:

              From                             Contingent
             Date of                            Deferred
             Purchase                         Sales Charge
              Year 1                             5.00%
              Year 2                             4.00
              Year 3                             3.00
              Year 4                             3.00
              Year 5                             2.00
              Year 6                             1.00
              Year 7                             0.00

The CDSC is calculated based on the lesser of the cost of B Shares at the initial date of purchase or the value of B Shares at redemption, not including any reinvested dividends or capital gains. In determining the applicability and rate of any CDSC at redemption, B Shares representing reinvested dividends and capital gains, if any, will be redeemed first, followed by B Shares that have been held for the longest period of time. B Shares acquired through distributions (dividends or capital gains) will not be subject to a CDSC. In addition, the holding period of any B Shares tendered for redemption will be deemed to include the shareowner's holding period for B Shares of another CrestFunds(R) Fund(s) that were exchanged for the B Shares tendered for redemption.

CDSC WAIVERS. The CDSC may be waived (i) in cases of death or disability, provided that the redemption is made within one year following the death or initial determination of disability, (ii) in connection with a total or partial redemption made in connection with required distributions made after age 70 1/2 from retirement plans or accounts, or (iii) in connection with a total or partial redemption of Trust Class shares and concurrent purchase of B Shares. For more complete information about the CDSC, including the Conversion Feature and the permitted circumstances for CDSC waivers, contact your investment professional.

CONVERSION FEATURE. After a holding period of seven years from the initial date of purchase (or exchange from B Shares or Trust shares of another Fund), B Shares convert automatically to A
Shares of the Fund.

Conversion to A Shares will be made at NAV. At the time of conversion, a portion of the B Shares purchased through the reinvestment of dividends or capital gains ("Dividend Shares") will also convert to A Shares. The portion of Dividend Shares that will convert is determined by the ratio of the current value of your converting B Shares to the current value of your total B Shares, excluding Dividend Shares in each case. (A portion of your B Shares acquired previously by exchange also may convert, representing the appreciated value of, and/or reinvested dividends or capital gains earned on, B Shares prior to their exchange.)

ADDITIONAL PURCHASE INFORMATION. All purchases must be paid for in U.S. dollars (checks must be drawn on U.S. banks), by electronic transfer from your checking, savings, or money market account, or by wire. The Fund reserves the right to limit the number of your checks processed at one time. If a check or electronic transfer does not clear, the Fund may cancel the purchase and you could be held liable for any fees and/or losses incurred. Payment for the purchase is expected at the time of the order. If payment is not received within 5 business days of the date of the order, the order may be canceled and you could be held liable for any fees and/or losses incurred. The Fund reserves the right to suspend the offering of shares for a period of time and to reject any order for the purchase of shares, including certain purchases by exchange (see "Exchanges"). Purchase orders may be refused if, in Capitoline's opinion, they are of a size that would disrupt the management of the Fund.

DIVIDEND AND DISTRIBUTION OPTIONS. You have a choice of distribution options when completing your account application.

The Share Option reinvests your income dividends and capital gain distributions (if any) in additional A Shares or B Shares.
Income dividends and capital gain distributions will be reinvested at the NAV as of the record date for the distribution.

The Income-Earned Option reinvests your capital gain distributions (if any) and pays your income dividends in cash.

With the Cash Option, you receive both income dividends and capital gain distributions (if any) in cash. Cash distributions will be sent to you by check on the payable date, which may be more than seven days after the reinvestment date. You may also receive your distribution by electronic funds transfer. Allow
2 to 3 business days for the transfer to take place.

If you select the Income-Earned Option or the Cash Option and the U.S. Postal Service cannot deliver your checks and the checks are returned for non-delivery, your distributions will be held by the Fund without interest.

You may choose the Targeted Dividends Option to have distributions from the Fund automatically invested in A Shares or B Shares, when applicable, of another CrestFunds(R) Fund. Note that distributions may only be directed to an existing account with a registration identical to your account in the originating Fund and that meets investment minimum requirements. Certain sales charges and restrictions may apply. If no distribution option is selected when an account is opened, all dividends and capital gains will automatically be reinvested into the Fund of origin.

You may change your distribution option at any time by notifying the Fund in writing at the address on your statement or by contacting your CSC Investment Representative at least five days prior to the next payable date. On the day the Fund goes ex-dividend, the amount of the distribution is deducted from the share price. Reinvestment of distributions will be made at that day's NAV. Distribution checks normally will be mailed within seven days after the last day of the month.

EXCHANGES. A Shares may be exchanged for A Shares of other CrestFunds(R) that are currently available for purchase and approved for sale in your state. A sales charge differential may apply to exchanges from the money market funds or exchanges among bond funds or from a bond to one of the equity funds that has a higher initial sales charge. B Shares of the Fund may be exchanged for B Shares of other CrestFunds(R) that are currently available for purchase and approved for sale in your state. A CDSC will not apply to B Shares redeemed for exchange.

CrestFunds(R) reserves the right to refuse exchanges if as a result the particular fund would be unable to invest effectively in accordance with its investment objective and policies or would otherwise be affected adversely. CrestFunds(R) further reserves the right to terminate or modify the exchange privilege in the future. Exchanges are subject to the same investment minimums and time frames listed above. An exchange is considered a sale of shares and may result in a capital gain or loss for federal income tax purposes. For information on making A Shares or B Shares exchanges, please consult your CSC Investment Representative or, to exchange shares into a Fund in which you already have an account, contact the CrestFunds(R) Customer Service Center at 1-800-273-7827.

SHAREHOLDER SERVICES. The following services are available to certain shareholders of the Fund. Please check with your CSC
Investment Representative regarding your eligibility.

ELECTRONIC FUNDS TRANSFER SERVICE. Electronic Funds Transfer Service lets you authorize electronic transfers of money to buy or sell B Shares or move money between your bank account and your Fund account with one phone call. Allow two to three business days after the call for the transfer to take place. For money recently invested, allow normal check-clearing time (up to seven days) before redemption proceeds are sent to your bank.

CRESTFUNDS(R) ACCOUNT BUILDER. CrestFunds(R) Account Builder is a simple way to maintain a regular investment program. The minimum initial investment is $500. After that, you may arrange automatic transfers (minimum $50 per monthly transaction) from your bank account to your Fund account on a periodic basis. You will be sent a written confirmation of each transaction and a debit entry will appear on your bank statement. You may change the amount of your investment, skip an investment, or stop CrestFunds(R) Account Builder by notifying the Fund in writing at least 5 business days prior to your next scheduled investment date.

If you have purchased B Shares of the Fund through a retirement plan, you may use CrestFunds(R) Account Builder to make regular contributions to your retirement account.

IRAS. You may purchase B Shares through an IRA. The minimum initial investment for these accounts is $500. IRAs help investors save for retirement and shelter investment income from current taxes.

For more information about IRAs and other tax-sheltered retirement plans, including eligibility requirements and tax considerations, consult your financial planner or tax advisor.
Other fees may be charged by the IRA custodian or trustee.

STATEMENTS AND REPORTS. You will be sent a confirmation after every transaction that affects your share balance or your account registration. In addition, you will be sent a consolidated statement. At least twice a year you will receive the financial statements of the Fund, with a summary of its investments and performance. To reduce expenses, only one copy of most shareholder reports (such as the Fund's Annual Report) may be mailed to your household. Please call the CrestFunds(R) Customer Service Center at 1-800-273-7827 if you need additional copies of a particular report.

The Fund pays for shareholder services, but not for special services such as producing and mailing historical account documents. You may be required to pay fees for these special services. Consult your CSC Investment Representative or the CrestFunds(R) Customer Service Center for details.

HOW TO REDEEM SHARES. At the time you complete your account application, you will designate the method by which you wish to receive redemption payments. This designation and other changes to your account registration may only be changed by written notification to the Fund at the address indicated on your statement. Allow 5 business days for any change to be effected. Appropriate endorsement and signature guarantees are required.

Investors Class Shares may be redeemed by mail, by telephone, by wire or through your CSC Investment Representative. To ensure acceptance of your redemption request, please follow the procedures described below.

You may redeem all or a portion of your shares on any business day. Your shares will be redeemed at the next NAV calculated after your redemption request has been received and accepted and less any applicable CDSC for the B Shares. Shares will earn dividends through the date of redemption; however, shares redeemed at the market close on a Friday or prior to a holiday will continue to earn dividends until the next business day.

The Fund reserves the right to withhold redemption proceeds until the Fund is reasonably satisfied that checks or electronic transfers received as payment have cleared (which can take up to 7 days). A delay in receiving redemption proceeds may be avoided by purchasing B Shares with a cashier's check or other guaranteed form of payment.

Subject to the Fund's compliance with applicable regulations, the Fund has reserved the right to pay redemptions, either totally or partially, by a distribution of securities or other property (instead of cash) from its portfolio. The securities or property distributed in such a distribution would be valued at the same amount as that assigned to them in calculating the NAV for the shares being sold. If you receive such a distribution you will incur brokerage or transaction charges when converting the securities to cash, and you may realize a gain or loss for tax purposes on both the distribution and the subsequent conversion.

BY MAIL. To have redemption proceeds mailed to the address printed on your account statement you must send a "letter of instruction" specifying the name of the Fund, the number of shares to be redeemed, your name and your account number.

Your letter of instruction must be signed by all persons authorized to sign for the account, exactly as it is registered, accompanied by signature guarantee(s).

BY TELEPHONE OR WIRE. You may redeem shares by calling 1-800-273-7827. If on your account application you chose to receive your redemption proceeds in the form of a check, redemption proceeds will be sent to the record address. If you choose the electronic funds transfer service on your account application, you may redeem B Shares by calling the CrestFunds(R) Customer Service Center. Allow two to three business days after your call for the transfer to take place. Accounts cannot be closed by this service.

If you selected the wire feature, you may receive redemption proceeds by wire by calling the CrestFunds(R) Customer Service Center. Your money normally will be wired to your bank on the next business day. You may be charged a nominal fee for wiring redemption proceeds.

Neither the Fund's Transfer Agent nor the Fund will be responsible for any loss, liability, cost or expense for acting upon telephone or wire instructions reasonably believed to be genuine and the investor will bear all risk of loss. The Fund and Transfer Agent maintain procedures, including identification methods and other means, for ascertaining the identity of callers and authenticity of instructions.

ADDITIONAL REDEMPTION INFORMATION - REINSTATEMENT PRIVILEGE (A SHARES ONLY) If you have redeemed all or part of your A Shares, you may reinvest an amount equal to all or a portion of the redemption proceeds in the Fund or in any of the other CrestFunds(R), at the NAV next determined after receipt of your investment order, without a sales charge, provided that such reinvestment is made within 30 days of redemption. You must reinstate your shares into an account with the same registration. This privilege may be exercised only once by a shareholder with respect to a particular fund. Contact your CSC Investment Representative for more information.

SYSTEMATIC WITHDRAWAL PLAN (A SHARES ONLY) You can have monthly, quarterly or semi-annual checks sent from your account to you, to a person named by you, or to your bank checking account. Your Systematic Withdrawal Plan payments are drawn from share redemptions and must be in the amount of $250 or more per month. Contact your CSC Investment Representative for more information. Systematic Withdrawal is not available for B Shares.

MAINTENANCE BALANCES You may be required to redeem A Shares if the balance in the Fund drops below $500 as a result of redemptions, and you do not increase the account's balance to the minimum on 30 days' written notice. You must maintain an account balance of $1,000 in B Shares ($500 for IRAs). If your account falls below $500 due to redemption, the Transfer Agent may waive the CDSC and close your account at the NAV next determined on the day your account is closed and mail you the proceeds at the address shown on the Transfer Agent's records.

DIVIDENDS AND TAX MATTERS

DISTRIBUTIONS. Income dividends from the Fund are declared daily and distributed monthly. The Fund distributes substantially all of its net investment income and capital gains (if any) to shareholders each year. Unless the Fund is instructed otherwise, all dividends and distributions of capital gains are automatically reinvested into additional shares of the Fund immediately upon payment thereof.

FEDERAL TAXES. Interest earned by the Fund is federally tax-free when distributed to shareholders as income dividends. If the Fund earned federally taxable income from any of its investments, it would be distributed as a taxable dividend. The Fund may invest in securities the interest on which is subject to the federal alternative minimum tax for individuals, and to the extent that the Fund does so, individuals who are subject to the alternative minimum tax will be required to report a portion of their dividends as a "tax preference item" in determining their federal taxes.

The Fund's taxable distributions are taxable when they are paid, whether taken in cash or reinvested in additional shares, except that taxable distributions declared in December and paid in January will be taxable as if paid on December 31. The Fund will send shareholders a tax statement by January 31 showing the tax status of the distributions received in the past year and will file a copy with the Internal Revenue Service ("IRS"). You should keep all statements you receive to assist in your personal recordkeeping.

The B Shares automatically convert to A Shares after seven years from purchase. The Company has received the advice of counsel that the conversion from B to A Shares will not be a taxable event for the Fund or the shareholder. In the event that, in the opinion of counsel, this advice subsequently may not be relied upon due to a change in the law, applicable regulations, or other factors, the Directors of the

Company will then consider whether to terminate the conversion privilege or take such other steps as they determine to be in the best interest of shareholders.

STATE AND LOCAL TAXES. To the extent the Fund qualifies as a regulated investment company under the Code, it will be subject to tax only on (1) that portion of its income on which tax is imposed for federal income tax purposes under Section 852(b)(1) of the Code and (2) that portion of its income which consists of federally tax exempt interest on obligations other than Maryland Exempt Obligations (hereinafter defined) to the extent such interest is not paid to Fund shareholders in the form of exempt-interest dividends. To the extent dividends paid by the Fund represent interest excludable from gross income for federal income tax purposes, that portion of exempt-interest dividends that represents interest received by the Fund on obligations issued by the State of Maryland, its political subdivisions, Puerto Rico, the U.S. Virgin Islands, or Guam and their respective authorities or municipalities ("Maryland Exempt Obligations"), will be exempt from Maryland state and local income taxes when allocated or distributed to a shareholder of the Fund except in the case of a shareholder that is a financial institution. Except as noted below, all other dividend distributions will be subject to Maryland state and local income taxes.

Capital gains distributed by the Fund to a shareholder or any gains realized by a shareholder from a redemption or sale of shares must be recognized for Maryland state and local income tax purposes to the extent recognized for federal income tax purposes. However, capital gains distributions included in the gross income of shareholders for federal income tax purposes are subtracted from capital gains income for Maryland income tax purposes to the extent such distributions are derived from the disposition by the Fund of debt obligations issued by the State of Maryland, its political subdivisions and authorities.

Except in the case of a shareholder that is a financial institution, dividends received by a shareholder from the Fund that are derived from interest on U.S. government obligations will be exempt from Maryland state and local income taxes.

In the case of individuals, Maryland presently imposes an income tax on items of tax preference with reference to such items as defined in the Code for purposes of calculating the federal alternative minimum tax. Interest paid on certain private activity bonds is a preference item for purposes of calculating the federal alternative minimum tax. Accordingly, if the Fund holds such bonds, the excess of 50% of that portion of exempt interest dividends which is attributable to interest on such bonds over a threshold amount may be taxable by Maryland. Interest on indebtedness incurred or continued (directly or indirectly) by a shareholder in order to purchase or carry shares of the Fund will not be deductible for Maryland state and local income tax purposes. Individuals will not be subject to personal property tax on their shares of the Fund. Shares of the Fund held by a Maryland resident at death may be subject to Maryland inheritance and estate taxes.

CAPITAL GAINS. Shareholders may realize a capital gain or loss when they redeem or exchange shares. For most types of accounts, the Fund will report the proceeds of the redemptions to investors and the IRS annually. However, because the tax treatment also depends on an individual's purchase price and his personal tax position, shareholders should keep their regular account statements to use in determining their tax.

"BUYING A DIVIDEND." On the ex-dividend date for an income dividend or distribution from capital gains, the Fund's share value is reduced by the amount of the distribution. If you buy shares just before the record date ("buying a dividend"), you would pay the full price for the shares and then receive a portion of the share price as a taxable distribution.

OTHER TAX INFORMATION. In addition to federal taxes, you may be subject to state or local taxes depending on the laws in their area. Consult your tax adviser concerning the application of state and local taxes to investments in the Fund, which may differ from the federal income tax consequences described above.

When you sign your account application, you will be asked to certify that your social security or taxpayer identification number is correct and that you are not subject to backup withholding for failing to report income to the IRS. If you violate IRS regulations, the IRS can require the Fund to withhold 31% of your taxable distributions and redemptions.

Please refer to the Statement of Additional Information for more information regarding taxes.

PERFORMANCE

Performance of each class of Fund shares may be quoted in advertising in terms of YIELD, EFFECTIVE YIELD, TAX EQUIVALENT YIELD OR TOTAL RETURN, as appropriate. Performance figures are based on historical results and are not intended to indicate future performance.

The YIELD of each class of shares is calculated by dividing the net investment income (net of expenses) (as defined by the SEC) earned by the Fund over a 30-day period by the average number of shares entitled to receive distributions, expressed as an annualized percentage rate. The EFFECTIVE YIELD is calculated similarly, but assumes that the income earned from the investment is reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment. Because yield accounting methods differ from the methods used for other accounting purposes, the Fund's yield may not equal its distribution rate, the income paid to an account or the income reported in the Fund's financial statements.

The Fund also may quote TAX-EQUIVALENT YIELD, which shows the approximate taxable yield an investor would have to earn, before taxes, to equal the Fund's tax-free yield. A tax-equivalent yield is calculated by dividing the tax-exempt yield by the result of one minus a stated federal and/or state tax rate. If only a portion of the Fund's income was tax-exempt, only that portion is adjusted in the calculation.

TOTAL RETURNS are based on the overall dollar or percentage change in value of a hypothetical investment in the Fund and assumes that all dividends and capital gain distributions are reinvested. A CUMULATIVE TOTAL RETURN reflects the Fund's performance over a stated period of time. An AVERAGE ANNUAL TOTAL RETURN reflects the hypothetical annually compounded return that would have produced the same cumulative total return if the Fund's performance had been constant over the entire period. Because average annual total returns tend to smooth out variations in the Fund's returns, investors should recognize that they are not the same as actual year-by-year results. The yield and total return of the two classes of shares are calculated separately; the yields and total returns of A Shares and B Shares will be lower than that of Trust Shares. When a class quotes an average annual total return covering a period of less than one year, the calculation assumes the performance will remain constant for the rest of the year. Since this may or may not occur, these average annual total returns should be viewed as hypothetical returns rather than actual performance. To illustrate the components of overall performance, the Fund may separate its cumulative and average annual total returns into income results and capital gain or loss. The Fund may quote its total returns on a before tax or after tax basis.

For advertising purposes, A Shares and B Shares yields and total returns generally include the effects of the maximum applicable charges and fees applicable, which is the maximum applicable sales charge and 12b-1 fee for A Shares, and the maximum CDSC for the period and 12b-1 and shareholder servicing fees for the B Shares. Excluding the sales charge from the calculation would result in higher yield and total return figures.

PORTFOLIO TRANSACTIONS

Capitoline may place portfolio transactions with broker-dealers who provide research or execution services to the Fund or other accounts over which Capitoline or its affiliates exercise investment discretion. Such services may include advice concerning the value of securities; the availability of securities or purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and performance of accounts; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). The selection of such broker-dealers is generally made by Capitoline (to the extent possible consistent with execution considerations) in accordance with a ranking of broker-dealers determined periodically by Capitoline's investment staff based upon the qualify of research or execution services provided. The Fund may execute brokerage or other agency transactions through its distributor or an affiliate of its distributor or through an affiliate of Capitoline, which are registered broker-dealers.

The frequency of portfolio transactions, the Fund's portfolio turnover rate, will vary from year to year depending on market conditions.

ADVISORY AND RELATED AGREEMENTS

ADVISER.  Capitoline Investment Services Incorporated, 919 East
Main Street, Richmond, Virginia 23219, provides investment advisory services to the Fund subject to the general control of the Company's Board of Directors.

The Company has entered into an Investment Advisory Agreement with Capitoline (the "Advisory Agreement") on behalf of the Fund.

Capitoline is paid a fee of .60% of average daily net assets for its advisory services to the Fund. Capitoline, in its sole discretion, may waive all or any portion of its advisory fee.
Any waiver, which may be discontinued at any time, has the effect of increasing the Fund's yield for the period during which the waiver was in effect and may not be recouped at a later date.

Capitoline, at its sole discretion, may pay financial institutions or other industry professionals such as investment advisers, accountants, banks, and estate planning firms ("Qualified Recipients") for shareholder support services. Capitoline may engage banks and brokers, including Crestar Bank and Crestar Securities Corporation, as Qualified Recipients to perform certain shareholder support services. In addition, such Qualified Recipients may impose charges or other requirements on their customers for automatic investment and other cash management services which an investor utilizing such Qualified Recipients should take into consideration when determining the effective yield of an investment in a Fund.

Capitoline is a wholly-owned subsidiary of Crestar Bank, which is a subsidiary of Crestar Financial Corporation, a MidAtlantic Region banking organization. Crestar Financial Corporation had total assets of approximately $18.3 billion as of December 31, 1995. Crestar Financial Corporation was organized in 1962 as a bank holding company registered under the federal Bank Holding Company Act of 1956 and files annual and periodic reports with the Securities and Exchange Commission under the Securities Exchange Act of 1934. (See "Banking Law Matters.")

Capitoline was organized in 1973 and is one of the largest investment advisory organizations in Virginia. As of December
31, 1995, Capitoline managed trust and investment assets of approximately $11.4 billion.

ADMINISTRATOR AND DISTRIBUTOR.  SEI Financial Management
Corporation (the "Administrator"), a wholly-owned subsidiary of SEI Corporation ("SEI"), provides the Company with administrative services, including fund accounting, regulatory reporting, necessary office space, equipment, personnel, and facilities.

The Administrator is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of .15% of the average daily net assets of the Fund. SEI Financial Services Company (the "Distributor"), a wholly-owned subsidiary of SEI, will serve as distributor. The Fund may execute brokerage or other agency transactions through the Distributor for which the Distributor receives compensation.

DISTRIBUTION AND SERVICE PLANS. The Board of Directors of the Company has approved an Amended and Restated Distribution and Service Plan (the "Plan") pursuant to Rule 12b-1 of the 1940 Act (the "Rule"). Under this Plan the Distributor is compensated at the annual rate of .15% of the aggregate average daily net assets of the Trust Class shares and A Shares of the Fund. The Distributor will be compensated for distribution services provided to the Trust Class shares including the printing and distribution of Prospectuses, Statements of Additional Information or reports prepared for the use in connection with the offering of shares of the Fund (other than to existing shareholders at the time of such mailing), the expenses incurred for the preparation of any other literature used by the Distributor in connection with any such offering. The Distributor has agreed to waive any fees payable pursuant to the Plan, and will bear the costs of other distribution-related activities. The Distributor reserves the right to terminate its waiver at any time at its sole discretion.

The Plan also permits Capitoline, at its sole discretion, to use all or a portion of the advisory fee received, as well as its past profits or other resources, to pay financial institutions or other industry professionals such as investment advisers, accountants, banks, and estate planning firms for shareholder support services. Capitoline may engage banks and broker-dealers, including Crestar Bank and Crestar Securities Corporation, as Qualified Recipients to perform certain shareholder support services. Such Qualified Recipients may impose charges or other requirements on their customers for automatic investment and other cash management services which an investor utilizing such services through a Qualified Recipient should take into consideration when determining the effective yield of an investment in the Fund.

The Distributor may pay all or a portion of the distribution fee to Qualified Recipients who sell shares of the Fund. Qualified Recipients who provide enhanced inquiry, order entry and sales facilities in connection with transactions in Fund shares by their clients may receive a fee up to the maximum applicable asset based sales charges. In addition, the Distributor will, at its expense provide promotional incentives such as sales contests and trips to investment professionals who support the sale of shares of the Funds. In some instances, these incentives will be offered only to certain types of investment professionals, such as bank-affiliated or non-bank affiliated broker-dealers, or to investment professionals whose representatives provide services in connection with the sale or expected sale of significant amounts of shares.

Further, the Company's Board of Directors has approved an additional Distribution and Service Plan with the Distributor pursuant to the Rule applying to B Shares (the "B Shares Plan") that authorizes payment of a distribution fee and a shareholder servicing fee. B Shares are authorized to pay a monthly distribution fee of .75% of B Shares' average daily net assets of such class. Also, pursuant to the B Shares Plan, the Distributor is compensated at an annual rate of .25% of B Shares' average net assets for providing ongoing shareholder support services to investors in B Shares. B Shares bear the fees pursuant to the Plan. Compensation may be paid by the Distributor to persons and institutions who provide administrative or accounting services not otherwise provided by the Adviser, Transfer Agent or Administrator. Distribution fees and shareholder services fees will reduce the net investment income and total return of the B Shares.

TRANSFER AGENT AND CUSTODIAN. Crestar Bank (the "Transfer Agent"), 919 East Main Street, Richmond, VA 23219, acts as the Fund's transfer agent, dividend paying agent and custodian. As transfer agent, Crestar Bank maintains shareholder accounts and records for the Fund. For its services as transfer agent, Crestar Bank is paid a monthly fee at the annual rate of .06% of average net assets of the Investors Class shares.

As custodian, Crestar Bank safeguards and controls the Fund's cash and securities, handles the receipt and delivery of securities and collects income on Fund investments. For these services, Crestar Bank is paid a monthly fee at an annual rate of up to .04% of the Fund's average net assets.

Crestar Bank is permitted to subcontract any or all of its functions to one or more qualified sub-transfer agents, sub-custodians or other persons. Crestar Bank is permitted to compensate those agents for their services, but no such compensation may increase the aggregate amount of payments by the Fund to Crestar Bank pursuant to the Transfer Agent or Custodian
Agreements.

OTHER EXPENSE INFORMATION

The Fund may elect not to qualify its shares for sale in every state. For the purpose of Capitoline's obligation to reimburse expenses, the Fund's annual expenses are estimated and accrued daily, and any appropriate estimated payments will be made by Capitoline monthly. The Fund's expenses include Company expenses attributable and allocated to the Fund, and those not attributable to the Fund, which are allocated among the CrestFunds(R), including the Fund, in proportion to their average net assets. Expenses attributable to a particular class of shares are paid by that class.

Subject to the obligations of Capitoline under the Advisory
Agreement to reimburse the Fund for its expenses in excess of the lowest applicable state limitations, the Fund has confirmed its obligation to pay all of its other expenses.

BANKING LAW MATTERS

Banking laws and regulations, including the Glass-Steagall Act (as currently interpreted by the Board of Governors of the Federal Reserve System), prohibit a bank holding company registered under the Bank Holding Company Act of 1956 or any affiliate thereof from sponsoring, organizing, controlling, or distributing the shares of a registered, open-end investment company continuously engaged in the issuance of its shares and prohibit banks generally from issuing, underwriting, selling or distributing securities. The same laws and regulations generally permit a bank or bank affiliate to act as an investment adviser and to purchase shares of the investment company as agent for and upon the order of a customer. Upon advice of counsel, the Company's Board of Directors believes that Capitoline, Crestar Bank and any bank or bank affiliate may perform processing or transfer agency or similar services described in this Prospectus for the Fund and its shareholders without violating applicable federal banking laws or regulations.

However, judicial or administrative decisions or interpretations of, as well as changes in, either federal or state statutes or regulations relating to the activities of banks and their affiliates could prevent a bank or bank affiliate from continuing to perform all or a part of the activities contemplated by this Prospectus. If banks or bank affiliates were prohibited from so acting, the Company would change its existing policies to permit bank customers who are shareholders to remain shareholders of the Fund and would implement alternative means for continuing the servicing of such shareholders. In such event, changes in the operation of the Fund might occur and a shareholder serviced by such bank or bank affiliates may no longer be able to avail itself of the bank's or its affiliates' services. It is not expected that shareholders would suffer any adverse financial consequences as a result of any of these occurrences.

DESCRIPTION OF COMMON STOCK

The Fund is a non-diversified portfolio of the Company. The authorized capital stock of the Company, which was incorporated as a Maryland corporation on March 17, 1986, consists of 20 billion shares of stock having a par value of one tenth of one cent ($.001) per share. The Board of Directors may, without shareholder approval and at the Company's expense, divide the authorized stock into an unlimited number of separate series, and the costs of doing so will be borne by the Company. Currently all the authorized stock of the Company is divided into 13 separate series: Cash Reserve Fund Common Stock, U.S. Treasury Money Fund Common Stock, Tax Free Money Fund Common Stock, Limited Term Bond Fund Common Stock, Intermediate Bond Fund Common Stock, Government Bond Fund Common Stock, Maryland Municipal Bond Fund Common Stock, Virginia Intermediate Municipal Bond Fund Common Stock, Virginia Municipal Bond Fund Common Stock, Capital Appreciation Fund Common Stock, Value Fund Common Stock, and Special Equity Fund Common Stock, representing shares for each of the 13 CrestFunds(R). The CrestFunds(R) offer one or more of three classes of shares. A Shares and B Shares of the Fund are offered by this Prospectus. Trust Class shares of the Fund and all classes of shares of other CrestFunds(R) are offered by separate prospectuses.

Shares of all CrestFunds(R), including the Fund, are offered continuously to individual and institutional customers investing directly in CrestFunds(R). Such shares are offered at prices that include sales charges or contingent deferred sales charges, and in some cases pay distribution related or shareholder service fees, or higher transfer agency service fees than those paid by B Shares. Performance of A Shares and B Shares is lower than that of Trust Class shares of the same Fund due to A Shares' and B Shares' higher total expenses. Published yields and total returns of A Shares and B Shares of certain funds generally include the effects of the maximum applicable sales charge, or contingent deferred sales charge, which has the effect of lowering the yield and total return figures.

All shares of the Company have equal voting and liquidation rights, and fractional shares have those rights proportionately. Generally, shares will be voted in the aggregate without reference to a particular fund or class, unless the matter affects only one fund or class or voting by a fund or class is required by law, in which case shares will be voted separately by the fund or class, as the case may be. Maryland law does not require the Company to hold annual meetings of shareholders and the Company does not intend to do so, though special meetings will be held when required by law. Shareholders representing 25% or more of the Company or a fund may, as set forth in the Company's By-laws, call meetings of the Company or a fund, as the case may be, including, in the case of a meeting of the entire Company, the purpose of voting on removal of one or more Directors. There are no conversion or preemptive rights in connection with shares of each fund. All shares, when issued and paid for, in accordance with the terms of the offering will be fully paid and non-assessable.

APPENDIX

The following briefly describes the securities in which the Fund may invest and the transactions it may enter into. The Fund is not limited by this discussion, however, and may purchase other types of securities and enter into other types of transactions if they meet the Fund's quality and liquidity requirements.

A complete listing of the Fund's policies and limitations and more detailed information about the Fund's investments is contained in the Fund's Statement of Additional Information. Current holdings and recent investment strategies are described in the Fund's financial reports.

ASSET-BACKED SECURITIES. Asset-backed securities represent interests in pools of consumer loans (generally unrelated to mortgage loans) and most often are structured as pass-through securities. Interest and principal payments ultimately depend on payment of the underlying loans by individuals, although the securities may be supported by letters of credit or other credit enhancements. The value of asset-backed securities may also depend on the creditworthiness of the servicing agent for the loan pool, the originator of the loans, or the financial institution providing the credit enhancement. A Fund may purchase units of beneficial interest in pools of purchase contracts, financing leases, and sales agreements entered into by municipalities. These municipal obligations may be created when a municipality enters into an installment purchase contract or lease with a vendor and may be secured by the assets purchased or leased by the municipality. However, except in very limited circumstances, there will be no recourse against the vendor if the municipality stops making payments. The market for tax-exempt asset-backed securities is still relatively new.
These obligations are likely to involve unscheduled prepayments of principal.

DELAYED-DELIVERY TRANSACTIONS. The Fund may buy and sell obligations on a when-issued or delayed-delivery basis, with payment and delivery taking place at a future date. The market value of obligations purchased in this way may change before the delivery date, which could increase fluctuations in a bond fund's yield. Ordinarily, the Fund will not earn interest on securities purchased until they are delivered.

GOVERNMENT SECURITIES. Securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities are referred to as government securities. They may be backed by the credit of the U.S. Government as a whole or only by the issuing agency.
For example, securities issued by the Federal Home Loan Banks and the Federal Home Loan Mortgage Corporation are supported only by the credit of the issuing agency, and not by the U.S. Government.

Securities issued by the Federal Farm Credit System, the Federal Land Banks and the Federal National Mortgage Association are supported by the agency's right to borrow money from the U.S. Treasury under certain circumstances. U.S. Treasury securities and some agency securities, such as those issued by the Federal Housing Administration and the Government National Mortgage Association, are backed by the full faith and credit of the U.S. Government and are the highest quality government securities.

ILLIQUID SECURITIES. Illiquid securities are securities which cannot be disposed of within seven days at approximately the price at which they are being carried on the Fund's books. An illiquid security includes a demand instrument with a demand notice period exceeding seven days, where there is no secondary market for such security, and repurchase agreements of over 7 days in length.

INDEXED SECURITIES. The Fund may invest in indexed securities whose value is linked to currencies, interest rates, commodities, indices, or other financial indicators. Most indexed securities are short to intermediate term fixed-income securities whose values at maturity or interest rates rise or fall according to the change in one or more specified underlying instruments. Indexed securities may be positively or negatively indexed (i.e., their value may increase or decrease if the underlying instrument appreciates), and may have return characteristics similar to direct investments in the underlying instrument or to one or more options on the underlying instrument. Indexed securities may be more volatile than the underlying instrument itself.

INVESTMENT-GRADE SECURITIES. Investment-grade securities include securities rated BBB or higher by S&P or Baa or higher by Moody's which generally provide adequate to strong protection of principal and interest payments. Securities rated BBB or Baa may be more susceptible to potential adverse changes in circumstances which may lead to a weakened capacity to make principal and interest payments, and may have speculative characteristics as well. If a security is rated investment-grade by one rating agency and below investment-grade by another rating agency, Capitoline may make a determination as to the security's investment-grade quality.

LETTERS OF CREDIT. Issuers or financial intermediaries who provide demand features or standby commitments often support their ability to buy securities on demand by obtaining letters of credit ("LOCs") or other guarantees from banks. LOCs also may be used as credit supports for other types of municipal instruments. Capitoline may rely upon its evaluation of a bank's credit in determining whether to purchase an instrument supported by an LOC. In evaluating a foreign bank's credit, Capitoline will consider whether adequate public information about the bank is available and whether the bank may be subject to unfavorable political or economic developments, currency controls, or other governmental restrictions that might affect the bank's ability to honor its credit commitment.

MORTGAGE-BACKED SECURITIES. The Fund may purchase mortgage-backed securities issued by government entities. A mortgage-backed security may be an obligation of the issuer backed by a mortgage or pool of mortgages or a direct interest in an underlying pool of mortgages. Some mortgage-backed securities, such as collateralized mortgage obligations, or CMOs, make payments of both principal and interest at a variety of intervals; others make semiannual interest payments at a predetermined rate and repay principal at maturity (like a typical bond). Mortgage-backed securities are based on different types of mortgages including those on commercial real estate or residential properties.

The market volatility of mortgage-backed securities can be greater than the market volatility of other bonds. The value of mortgage-backed securities may change due to shifts in the market's perception of issuers. In addition, regulatory or tax changes may adversely affect the mortgage securities market as a whole. Mortgage-backed securities are subject to prepayment risk. Prepayment, which occurs when unscheduled or early payments are made on the underlying mortgages, may shorten the effective maturities of these securities and may lower their total returns. During periods of declining interest rates, prepayment of mortgages underlying mortgage securities can be expected to accelerate. Prepayment of mortgages which underlie securities purchased at a premium often results in capital losses, while prepayment of mortgages purchased at a discount often results in capital gains. Because of these unpredictable prepayment characteristics, it is often not possible to predict accurately the average life or realized yield or total return of a particular issue. In the absence of a known maturity, market participants generally refer to a security's estimated average life. An average life estimate is a function of an assumption regarding anticipated prepayment patterns, based upon current interest rates, current conditions in the relevant housing markets and other factors. The assumption is necessarily subjective, and thus different market participants can produce different average life estimates with regard to the same security. There can be no assurance that estimated average life will be a security's actual average life.

STRIPPED MORTGAGE-BACKED SECURITIES. Securities created when a U.S. Government agency or a financial institution separates the interest and principal components of a mortgage-backed security and sells them as individual securities are stripped mortgage-backed securities. The holder of the "principal-only" security (PO) receives the principal payments made by the underlying mortgage-backed security, while the holder of the "interest-only" security (IO) receives interest payments from the same underlying security. The prices of stripped mortgage-backed securities may be particularly affected by changes in interest rates. As interest rates fall, prepayment rates tend to increase, which tends to reduce prices of IOs and increase prices of POs. Rising interest rates can have the opposite effect. The market volatility of stripped mortgage-backed securities tends to be greater than the market volatility of other types of mortgage-backed securities in which the Funds may invest. If the mortgage assets which underlie the stripped mortgage-backed securities were to experience greater than anticipated prepayments of principal, a Fund could fail to fully recoup its initial investment in these securities, even if they are rated in the highest rating categories (e.g., AAA or Aaa by S&P or Moody's, respectively).

MUNICIPAL SECURITIES. Municipal securities include general obligation securities, which are backed by the full taxing power of a municipality, and revenue securities, which are backed by the revenues of a specific tax, project, or facility. Industrial development, or private activity, bonds are a type of revenue bond backed by the credit and security of a private entity and may involve greater risk; such securities, which may be subject to the federal alternative minimum tax, include securities issued to finance housing projects, many hospital and university facilities, student loans, and privately owned solid waste disposal and water and sewage treatment facilities.

REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements. In a repurchase agreement, a fund buys a security at one price and simultaneously agrees to sell it back at a higher price. In the event of bankruptcy of the other party to a repurchase agreement, the Fund could experience delays in recovering its cash. To the extent that, in the meantime, the value of securities purchased had decreased, the Fund could experience a loss. In all cases, Capitoline must find the creditworthiness of the other party to the transaction satisfactory.

RESOURCE RECOVERY BONDS. The Fund may purchase resource recovery bonds, which are a type of revenue bond issued to build facilities such as solid waste incinerators or waste-to-energy plants. Typically, a private corporation will be involved, at least during the construction phase, and the revenue stream will be secured by fees or rents paid by municipalities for use of the facilities. The viability of a resource recovery project, environmental protection regulations, and project operator tax incentives may affect the value and credit quality of resource recovery bonds.

REFUNDING CONTRACTS. The Fund may invest in refunding contracts which require the issuer to sell and the Fund to buy refunded municipal obligations at a stated price and yield on a settlement date that may be several months or several years in the future.

REVERSE REPURCHASE AGREEMENTS. In a reverse repurchase agreement, the Fund temporarily transfers possession of a portfolio instrument to another party, such as a bank or broker-dealer, in return for cash. At the same time, the Fund agrees to repurchase the instrument at an agreed-upon price and time. The Fund expects that it will engage in reverse repurchase agreements for temporary purposes such as to fund redemptions. Reverse repurchase agreements may increase the risk of fluctuation in the market value of the Fund's assets or in its yield.

While a reverse repurchase agreement is outstanding, the Fund will maintain appropriate liquid assets such as cash, U.S. Government securities, or other liquid high grade debt securities in a segregated custodial account to cover its obligations under the agreement. The Fund will enter into reverse repurchase agreements only with those parties whose creditworthiness is deemed satisfactory by Capitoline.

STRIPPED GOVERNMENT SECURITIES. Stripped securities are created by separating the income and principal components of a debt instrument and selling them separately. The Fund may purchase U.S. Treasury STRIPS (Separate Trading of Registered Interest and Principal of Securities), that are created when the coupon payments and the principal payment are stripped from an outstanding Treasury bond by the Federal Reserve Bank. Bonds issued by the Resolution Funding Corporation (REFCORP) can also be stripped in this fashion. REFCORP STRIPS are eligible investments for the Fund.

The Fund may purchase privately stripped government securities, which are created when a dealer deposits a Treasury security or federal agency security with a custodian for safekeeping and then sells the coupon payments and principal payments that will be generated by this security. Proprietary receipts, such as Certificates of Accrual on Treasury Securities (CATS), Treasury Investment Growth Receipts (TIGRs), and generic Treasury Receipts
(TRs), are stripped U.S. Treasury securities that are separated into their component parts through trusts created by their broker sponsors. Bonds issued by the Financing Corporation (FICO) can also be stripped in this fashion.

Because of the SEC's views on privately stripped government securities, the Fund must treat them as it would non-government securities pursuant to regulatory guidelines applicable to all money market funds. Accordingly, the Fund currently intends to purchase only those privately stripped government securities that have either received the highest rating from two nationally recognized rating services (or one, if only one has rated the security), or, if unrated, been judged to be of equivalent quality by Capitoline.

TAX AND REVENUE ANTICIPATION NOTES. Tax and revenue anticipation notes are issued by municipalities in expectation of future tax or other revenues, and are payable from those specific taxes or revenues. Bond anticipation notes normally provide interim financing in advance of an issue of bonds or notes, the proceeds of which are used to repay the anticipation notes. Tax-exempt commercial paper is issued by municipalities to help finance short-term capital or operating needs.

TIME DEPOSITS. Time deposits are non-negotiable deposits in a banking institution earning a specified interest rate over a given period of time. Time deposits with a maturity of seven business days or more are considered illiquid.

VARIABLE AND FLOATING RATE INSTRUMENTS. The Fund may purchase variable and floating rate instruments, including certain participation interests in municipal obligations, which have interest rate adjustment formulas that help to stabilize their market values. Many variable and floating rate instruments also carry demand features that permit the Fund to sell them at par value plus accrued interest on short notice. When determining the maturity of a variable or floating rate instrument, the Fund may look to the date the demand feature can be exercised, or to the date the interest rate is readjusted, rather than to the final maturity of the instrument.

SUMMARY OF BOND RATINGS*

                                   Rating Services
Investment Grade                 Moody's        S&P
Highest quality                   Aaa           AAA
High quality                      Aa            AA
Upper medium grade                A             A
Medium grade, some speculative
  characteristics                 Baa           BBB
__________

* Please refer to the Statement of Additional Information for a more complete discussion of these ratings.

                          CRESTFUNDS(R), INC.
                          TRUST CLASS SHARES
                   STATEMENT OF ADDITIONAL INFORMATION
                           FEBRUARY 7, 1996


This Statement is not a prospectus but should be read in conjunction with (a) the current Trust Class Prospectus (dated March 29, 1995) for CrestFunds(R), Inc. (the "Company") and (b) the current Prospectus (dated February 7, 1996) for the
Trust Class shares of the Company's Maryland Municipal Bond Fund. Please retain this document for future reference.
The financial statements and financial highlights, included in the Annual Report for the fiscal year ended November 30, 1995 for Cash Reserve Fund, U.S. Treasury Money Fund, Tax Free Money Fund, Limited Term Bond Fund (formerly known as Short/Intermediate Bond Fund), Intermediate Bond Fund (formerly known as Bond Fund), Government Bond Fund,
Virginia Intermediate Municipal Bond Fund (formerly known as Virginia Municipal Bond Fund), Virginia Municipal Bond
Fund, Value Fund, Capital Appreciation Fund and Special Equity Fund, are incorporated herein by reference. To obtain without charge additional copies of the Trust Class Prospectus, the Annual Report, or the Investors Class A Shares ("A
Shares") and Investors Class B Shares ("B Shares") Prospectus or Statement of Additional Information, please call 1-800-273-
7827.

TABLE OF CONTENTS                                          PAGE

INVESTMENT POLICIES AND LIMITATIONS . . . . . . . . . . .    3

INVESTMENT PRACTICES. . . . . . . . . . . . . . . . . . .    7

PORTFOLIO TRANSACTIONS. . . . . . . . . . . . . . . . . .   11

VALUATION OF PORTFOLIO SECURITIES . . . . . . . . . . . .   13

FUND PERFORMANCE. . . . . . . . . . . . . . . . . . . . .   14

ADDITIONAL INFORMATION REGARDING PRICING AND
  REDEMPTIONS . . . . . . . . . . . . . . . . . . . . . .   19

DISTRIBUTIONS AND TAXES . . . . . . . . . . . . . . . . .   19

DIRECTORS AND OFFICERS AND AFFILIATED PERSONS . . . . . .   23

THE ADVISER . . . . . . . . . . . . . . . . . . . . . . .   24

ADMINISTRATOR AND DISTRIBUTOR . . . . . . . . . . . . . .   26

TRANSFER AGENT. . . . . . . . . . . . . . . . . . . . . .   30

CUSTODIAN . . . . . . . . . . . . . . . . . . . . . . . .   30

AUDITOR . . . . . . . . . . . . . . . . . . . . . . . . .   30

PRINCIPAL HOLDERS OF SECURITIES . . . . . . . . . . . . .   30

FINANCIAL STATEMENTS. . . . . . . . . . . . . . . . . . .   31

APPENDIX. . . . . . . . . . . . . . . . . . . . . . . . .   32

Adviser:
Capitoline Investment Services, Incorporated ("Capitoline" or the
"Adviser")

Transfer Agent:
Crestar Bank (the "Transfer Agent")

Custodian:
Crestar Bank (the "Custodian")

Administrator:
SEI Financial Management Corporation ("SFM")

Distributor:
SEI Financial Services Company ("SFS")

INVESTMENT POLICIES AND LIMITATIONS

The following policies and limitations supplement those set forth in the Prospectus. Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of a Fund's assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation shall be determined immediately after and as a result of the Fund's acquisition of such security or other asset. Accordingly, any subsequent changes in values, net assets, or other circumstances will not be considered when determining whether the investment complies with a Fund's investment policies and limitations.

Each Fund's fundamental investment policies and limitations cannot be changed without approval by a "majority of the outstanding voting securities," of the Fund (67% or more of the voting securities present or 50% of the outstanding voting securities, whichever is less) as defined in the Investment Company Act of 1940 (the "1940 Act"). However, except for the fundamental investment limitations set forth below, the investment policies and limitations described in this Statement of Additional Information are not fundamental and may be changed without shareholder approval.

THE FOLLOWING ARE THE FUNDAMENTAL INVESTMENT LIMITATIONS OF CASH
RESERVE FUND, U.S. TREASURY MONEY FUND, AND TAX FREE MONEY FUND
SET FORTH IN THEIR ENTIRETY.  EACH MONEY MARKET FUND MAY NOT:

1. with respect to 75% of the Fund's assets (50% in the case of Tax Free Money Fund), invest more than 5% of the total market value of its assets (determined at the time of investment) in the securities of any one issuer other than the United States Government, its agencies or instrumentalities;

2.    issue senior securities;

3.    make short sales of securities;

4. purchase securities on margin or write put and call options;

5. borrow money, except from banks for temporary or emergency purposes, including the meeting of redemption requests which might require the untimely disposition of securities. Borrowing in the aggregate may not exceed 10%, and borrowing for purposes other than meeting redemptions may not exceed 5%, of the value of the Fund's total assets (including the amount borrowed) at the time the borrowing is made. Outstanding borrowings in excess of 5% of the value of the Fund's total assets will be repaid before any subsequent investments are made by the Fund;

6.    act as an underwriter of securities;

7. invest in the aggregate more than 10% of the value of its net assets in securities, including municipal lease agreements, for which there is no readily available market and in repurchase agreements maturing in more than 7 days;

8. invest more than 25% of the total market value of its assets (determined at the time of investment) in the securities of foreign banks and foreign branches of domestic banks, in the securities of foreign governments or in the securities of issuers conducting their principal business activities in any one industry; provided, (i) there is no limitation on the aggregate of the Fund's investment in obligations (excluding commercial paper) of domestic commercial banks and in obligations of the United States Government, its agencies or its instrumentalities; and (ii) consumer finance companies, industrial finance companies and gas, electric, water and telephone utility companies are each considered to be separate industries;

9. invest in real estate (other than debt obligations secured by real estate or interests therein or debt obligations issued by companies which invest in real estate or interests therein);

10. make loans, except that a Fund may (i) purchase publicly issued debt securities for its portfolio, (ii) enter into repurchase agreements, (iii) with respect to Tax Free Money Fund, lend its portfolio securities in an amount up to 10% of the value of its total assets, and (iv) with respect to Cash Reserve Fund and U.S. Treasury Money Fund, lend its portfolio securities in an amount up to 33 1/3% of the value of its total assets;

11. purchase securities having voting rights except, in the case of Tax Free Money Fund, securities of other investment companies (to the extent permitted by the 1940 Act). Subject to certain exceptions, including a merger, acquisition, consolidation or reorganization involving an investment company, the 1940 Act contains a prohibition against a Fund (i) investing more than 5% of its total assets in the securities of another single investment company, (ii) investing more than 10% of its total assets in securities of investment companies, and (iii) purchasing more than 3% of the total outstanding voting stock of another investment company;

12. invest in securities issued, or guaranteed as to principal and interest, by companies that have conducted operations for less than three years, including the operations of predecessors;

13. invest in interest in oil or gas or interests in other mineral exploration or development programs;

14. invest in or hold securities of any issuer if officers and directors of the Company or Capitoline, individually owning beneficially more than 1/2 of 1% of the securities of the issuer, in the aggregate own more than 5% of the issuer's securities;

15. purchase Restricted Securities (as defined in Rule 144 under the Securities Act of 1933 (the "Securities Act"));

16. make investments for the purpose of exercising control over any issuer or other person; and

17. pledge, mortgage, assign or encumber any of its assets except to the extent necessary to secure a borrowing permitted by clause (5).

THE FOLLOWING ARE THE FUNDAMENTAL INVESTMENT LIMITATIONS OF LIMITED TERM BOND FUND, INTERMEDIATE BOND FUND, GOVERNMENT BOND FUND, MARYLAND MUNICIPAL BOND FUND, VIRGINIA INTERMEDIATE MUNICIPAL BOND FUND, AND VIRGINIA MUNICIPAL BOND FUND SET FORTH IN THEIR ENTIRETY. EACH BOND FUND MAY NOT:

1. with respect to 75% of its total assets (50% in the case of Maryland Municipal Bond Fund, Virginia Intermediate Municipal Bond Fund and Virginia Municipal Bond Fund), purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government, or any of its agencies or instrumentalities) if, as a result thereof, (a) more than 5% of the Fund's total assets would be invested in the securities of that issuer, or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer;

2.    issue senior securities, except as permitted under the 1940
      Act;

3. borrow money, except that the Fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;

4. underwrite securities issued by others, except to the extent that the Fund may be considered an underwriter within the meaning of the Securities Act in the disposition of restricted securities;

5. purchase or sell real estate unless acquired as a result of ownership of securities or other instruments, but this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business;

6. purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments;

7. lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements;

8. Maryland Municipal Bond Fund, Virginia Intermediate Municipal Bond Fund and Virginia Municipal Bond Fund may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or tax-exempt obligations issued or guaranteed by a U.S. territory or possession or a state or local government, or a political subdivision of any of the foregoing) if, as a result, more than 25% of each Fund's total assets would be invested in securities of companies whose principal business activities are in the same industry; and

9. Limited Term Bond Fund, Intermediate Bond Fund and Government Bond Fund may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, more than 25% of each Fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry.

THE FOLLOWING ARE THE FUNDAMENTAL INVESTMENT LIMITATIONS OF VALUE
FUND, CAPITAL APPRECIATION FUND AND SPECIAL EQUITY FUND SET FORTH
IN THEIR ENTIRETY.  EACH EQUITY FUND MAY NOT:

1. with respect to 75% of its total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government, or any of its agencies or instrumentalities) if, as a result thereof, (a) more than 5% of the Fund's total assets would be invested in the securities of that issuer, or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer;

2.    issue senior securities, except as permitted under the 1940
      Act;

3. borrow money, except that the Fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;

4. underwrite securities issued by others, except to the extent that the Fund may be considered an underwriter within the meaning of the Securities Act in the disposition of restricted securities;

5. purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, more than 25% of the Fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry;

6. purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);

7. purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments; and

8. lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements.

THE FOLLOWING LIMITATIONS ARE NOT FUNDAMENTAL AND MAY BE CHANGED
WITHOUT SHAREHOLDER APPROVAL.

MONEY MARKET FUNDS:

i. Tax Free Money Fund does not currently intend to purchase a security (other than a security issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, more than 5% of its total assets would be invested in the securities of a single issuer, provided that the Fund may invest up to 50% of its total assets in the first tier securities of a single issuer for up to three business days.

ii. Cash Reserve Fund does not currently intend to purchase a security (other than a security issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, more than 5% of its total assets would be invested in the securities of a single issuer, provided that the Fund may invest up to 25% of its total assets in the first tier securities of a single issuer for up to three business days.

iii. Each Fund does not currently intend to lend any security or make any other loan if, as a result, more than 10% of the value of its total assets would be lent to other parties, but this limitation does not apply to the purchase of debt securities or to repurchase agreements.

iv. Tax Free Money Fund does not currently intend to lend any security or make any other loan.

v. To meet federal requirements for qualification as a "regulated investment company" the Tax Free Money Fund limits its investments so that at the close of each quarter of its taxable year: (a) with regard to at least 50% of total assets, no more than 5% of total assets are invested in the securities of a single issuer, and (b) no more than 25% of total assets are invested in the securities of a single issuer. These limitations do not apply to "government securities" as defined for federal tax purposes.

ALL BOND AND EQUITY FUNDS

vi. Each Fund does not currently intend to purchase securities on margin, except that a Fund may obtain such short-term credits as are necessary for the clearance of transactions.

vii. Each Fund may borrow money only from a bank or by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental limitation 3). Each Fund will not purchase any security while borrowings representing more than 5% of its total assets are outstanding.

viii. Each Fund does not currently intend to purchase any security if, as a result, more than 10% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.

ix. Each Fund does not currently intend to purchase securities of other investment companies except pursuant to the provisions of the 1940 Act.

x. Each Fund does not currently intend to purchase the securities of any issuer (other than securities issued or guaranteed by domestic or foreign governments or political subdivisions thereof) if, as a result, more than 5% of its total assets would be invested in the securities of business enterprises that, including predecessors, have a record of less than three years of continuous operation.

xi. Each Fund does not currently intend to invest in oil, gas, or other mineral exploration or development programs or leases.

xii. Each Fund does not currently intend to purchase or hold the securities of any issuer if those officers and Directors of a Fund who individually own more than 1/2 of 1% of the securities of such issuer together own more than 5% of such issuer's securities.

xiii. Each Fund does not currently intend to sell securities short.

CORPORATE BOND FUNDS, GOVERNMENT BOND FUND, AND EQUITY FUNDS ONLY

xiv. With respect to 100% of its total assets, each Fund does not currently intend to purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result thereof, a Fund would own more than 10% of the outstanding voting securities of such issuer.

xv. Each of the corporate bond and government bond funds does not currently intend to purchase warrants. Warrants acquired by a Fund in units or attached to securities are not subject to this restriction.

xvi. Each Fund does not currently intend to purchase or sell futures contracts or put or call options. This limitation does not apply to options attached to, or acquired or traded together with, their underlying securities, and does not apply to securities that incorporate features similar to options or futures contracts.

MARYLAND MUNICIPAL BOND FUND, VIRGINIA INTERMEDIATE MUNICIPAL
BOND FUND AND VIRGINIA MUNICIPAL BOND FUND ONLY

xvii. To meet federal tax requirements for qualification as a "regulated investment company," Maryland Municipal Bond Fund, Virginia Intermediate Municipal Bond Fund and Virginia Municipal Bond Fund each limits its investments so that at the close of each quarter of its taxable year:
       (a) with regard to at least 50% of total assets, no more than 5% of total assets are invested in the securities of a single issuer, and (b) no more than 25% of total assets are invested in the securities of a single issuer. Limitations (a) and (b) do not apply to "government securities" as defined for federal tax purposes.

xviii. Each Fund does not currently intend to engage in repurchase agreements or make loans, but this limitation does not apply to purchases of debt securities.

xix. Each Fund does not currently intend to purchase or sell futures contracts or call options. This limitation does not apply to options attached to, or acquired or traded together with, their underlying securities, and does not apply to securities that incorporate features similar to options or futures contracts.

                        INVESTMENT PRACTICES

Each Fund's investments must be consistent with its investment objective and policies. Accordingly, not all of the security types and investment techniques discussed below are eligible investments for each of the Funds.

REPURCHASE AGREEMENTS. In a repurchase agreement, a Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed upon price. The resale price reflects the purchase price plus an agreed upon incremental amount which is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value (at least equal to the amount of the agreed upon resale price and marked to market daily) of the underlying security. Each fund may engage in a repurchase agreement with respect to any security in which it is authorized to invest (except that, with respect to the money market funds, the security may have a maturity in excess of 397 days). While it does not presently appear possible to eliminate all risks from these transactions (particularly the possibility of a decline in the market value of the underlying securities, as well as delays and costs to the Funds in connection with bankruptcy proceedings), it is the Funds' current policy to limit repurchase agreements to those parties whose creditworthiness has been reviewed and found satisfactory by Capitoline pursuant to procedures established by the Board of Directors.

REVERSE REPURCHASE AGREEMENTS. In a reverse repurchase agreement a Fund sells a portfolio instrument to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase the instrument at a particular price and time. While a reverse repurchase agreement is outstanding, a Fund will maintain appropriate liquid assets in a segregated custodial account to cover its obligation under the agreement. A Fund will enter into reverse repurchase agreements only with parties whose creditworthiness has been found satisfactory by Capitoline.

Such transactions may increase fluctuations in the market value of a Fund's assets and may be viewed as a form of leverage.

SECURITIES LENDING. The Funds (except Tax Free Money Fund, Maryland Municipal Bond Fund, Virginia Intermediate Municipal Bond Fund and Virginia Municipal Bond Fund) may lend securities to parties such as broker-dealers or institutional investors. Securities lending allows a Fund to retain ownership of the securities loaned and, at the same time, to earn additional income. Since there may be delays in the recovery of loaned securities, or even a loss of rights in collateral supplied should the borrower fail financially, loans will be made only to parties deemed by Capitoline to be creditworthy pursuant to procedures established by the Board of Directors. Furthermore, they will only be made if, in Capitoline's judgment, the income to be earned from such loans would justify the risk.

It is the current view of the staff of the Securities and Exchange Commission ("SEC") that a Fund may engage in loan transactions only under the following conditions: (1) the Fund must receive at least 100% collateral in the form of cash or cash equivalents (e.g., U.S. Treasury bills or notes) from the borrower; (2) the borrower must increase the collateral whenever the market value of the securities loaned (determined on a daily basis) rises above the value of the collateral; (3) after giving notice, the Fund must be able to terminate the loan at any time;
(4) the Fund must receive reasonable interest on the loan or a flat fee from the borrower, as well as amounts equivalent to any dividends, interest, or other distributions on the securities loaned and any increase in market value; (5) the Fund may pay only reasonable custodian fees in connection with the loan; and
(6) the Board of Directors must be able to vote proxies on the securities loaned, either by terminating the loan or by entering into an alternative arrangement with the borrower.

Cash received through loan transactions may be invested in short-term high quality debt securities, U.S. government securities or money market instruments. Investing this cash subjects that investment, as well as the security loaned, to market forces (i.e., capital appreciation or depreciation).

FOREIGN INVESTMENTS. Investing in securities issued by companies or other issuers whose principal activities are outside the United States may involve significant risks in addition to the risks inherent in U.S. investments. The value of securities denominated in foreign currencies and of dividends and interest paid with respect to such securities will fluctuate based on the relative strength of the U.S. dollar. In addition, there is generally less publicly available information about foreign issuers' financial condition and operations, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Foreign issuers are generally not bound by uniform accounting, auditing and financial reporting requirements and standards of practice comparable to those applicable to U.S. issuers. Further, economies of particular countries or areas of the world may differ favorably or unfavorably from the economy of the United States.

Investing abroad also involves different political and economic risks. Foreign investments may be affected by actions of foreign governments adverse to the interests of U.S. investors, including the possibility of expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars, or other government intervention. There may be a greater possibility of default by foreign governments or foreign government-sponsored enterprises. Investments in foreign countries also involve a risk of local political, economic, or social instability, military action or unrest, or adverse diplomatic developments. There is no assurance that Capitoline will be able to anticipate these potential events or counter their effects. The considerations noted above generally are intensified for investments in developing countries. Developing countries may have relatively unstable governments, economies based on only a few industries, and securities markets that trade a small number of securities.

Foreign markets may offer less protection to investors than U.S. markets. It is anticipated that in most cases the best available market for foreign securities will be on exchanges or in over-the-counter markets located outside of the United
States. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile that securities of comparable U.S. issuers. Foreign security trading practices, including those involving securities settlement where fund assets may be released prior to receipt of payment, may expose a Fund to increased risk in the event of a failed trade or the insolvency of a foreign broker-dealer, and may involve substantial delays. In addition, the costs of foreign investing, including withholding taxes, brokerage commissions and custodial costs, are generally higher that for U.S. investors. In general, there is less overall governmental supervision and regulation of securities exchanges, brokers, and listed companies than in the United States. It may also be difficult to enforce legal rights in foreign countries.

Cash Reserve Fund, the corporate bond funds and the equity funds may invest in U.S. dollar denominated foreign securities that impose restrictions on transfer within the U.S. or to U.S. persons. Although securities subject to transfer restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions.

American Depositary Receipts and European Depositary Receipts ("ADRs" and "EDRs") are certificates evidencing ownership of shares of a foreign-based issuer held in trust by a bank or similar financial institution. Designed for use in U.S. and European securities markets, respectively, ADRs and EDRs are alternatives to the purchase of the underlying securities in their national markets and currencies.

INDEXED SECURITIES. A Fund may purchase securities whose prices are indexed to the prices of other securities, securities indices, currencies, precious metals or other commodities, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. Gold-indexed securities, for example, typically provide for a maturity value that depends on the price of gold, resulting in a security whose price tends to rise and fall together with gold prices.

The performance of indexed securities depends to a great extent on the performance of the security or other instrument to which they are indexed, and may also be influenced by interest rate changes. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, and certain U.S. government agencies. Indexed securities may be more volatile than the underlying instruments.

DELAYED DELIVERY TRANSACTIONS. These transactions involve a commitment by a Fund to purchase or sell specific securities at a predetermined price and/or yield, with payment and delivery taking place after a period longer than the customary settlement period for that type of security (and more than seven days in the future). Typically, no interest accrues to the purchaser until the security is delivered. Each money market and bond fund may receive fees for entering into delayed delivery transactions.

When purchasing securities on a delayed delivery basis, a Fund assumes the rights and risks of ownership, including the risk of price and yield fluctuations. Because a Fund is not required to pay for securities until the delivery date, these risks are in addition to the risks associated with the Fund's other investments. If a Fund remains substantially fully invested at a time when delayed delivery purchases are outstanding, the delayed delivery purchases may result in a form of leverage. When delayed delivery purchases are outstanding, a Fund will set aside cash or other appropriate liquid assets such as U.S. government securities, or other high grade debt securities in a segregated custodial account to cover its purchase obligations. When a Fund has sold a security on a delayed delivery basis, the Fund does not participate in further gains or losses with respect to the security. If the other party to a delayed delivery transaction fails to deliver or pay for the securities, the Fund could miss a favorable price or yield opportunity, or could suffer a loss. A Fund may renegotiate delayed delivery transactions after they are entered into, and may sell underlying securities before they are delivered, which may result in capital gains or losses.

REFUNDING CONTRACTS. A Fund may purchase securities on a when-issued basis in connection with the refinancing of an issuer's outstanding indebtedness. Refunding contracts require the issuer to sell and the Fund to buy refunded municipal obligations at a stated price and yield on a settlement date that may be several months or several years in the future. A Fund generally will not be obligated to pay the full purchase price if it fails to perform under a refunding contract. Instead, refunding contracts generally provide for payment of liquidated damages to the issuer (currently 15-20% of the purchase price). A Fund may secure its obligations under a refunding contract by depositing collateral or a letter of credit equal to the liquidated damages provisions of the refunding contract.
When required by SEC guidelines, a Fund will place liquid assets such as cash, U.S. government securities, or other high grade debt securities in a segregated custodial account equal in amount to its obligations under refunding contracts.

VARIABLE OR FLOATING RATE DEMAND OBLIGATIONS ("VRDOS"/"FRDOS") are tax-exempt obligations that bear variable or floating interest rates and carry rights that permit holders to demand payment of the unpaid principal balance plus accrued interest from the issuers or certain financial intermediaries. Floating rate securities have interest rates that change whenever there is a change in a designated base rate while variable rate instruments provide for a specified periodic adjustment in the interest rate. These formulas are designed to result in a market value for the VRDO or FRDO that approximates its par value.

With respect to each money market fund, a demand instrument with a conditional demand feature must have received both a short-term and a long-term high quality rating or, if unrated, have been determined to be of comparable quality pursuant to procedures adopted by the Board of Directors. A demand instrument with an unconditional demand feature may be acquired solely in reliance upon a short-term high quality rating or, if unrated, upon finding of comparable short-term quality pursuant to procedures adopted by the Board of Directors.

A Fund may invest in fixed-rate bonds that are subject to third party puts and in participation interests in such bonds held by a bank in trust or otherwise. These bonds and participation interests have tender options or demand features that permit the Funds to tender (or put) their bonds to an institution at periodic intervals of up to one year and to receive the principal amount thereof. Each Fund considers variable rate instruments structured in this way ("participating VRDOs") to be essentially equivalent to other VRDOs that it may purchase. The IRS has not ruled whether the interest on participating VRDOs is tax-exempt, and accordingly, the Funds intend to purchase these instruments based on opinions of bond counsel.

With respect to the money market funds, a variable rate instrument that matures in 397 days or less may be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate. A variable rate instrument that matures in greater than 397 days but that is subject to a demand feature that is 397 days or less may be deemed to have a maturity equal to the longer of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand. A floating rate instrument that is subject to a demand feature may be deemed to have a maturity equal to the period remaining until the principal amount may be recovered through demand. The money market funds may purchase a demand instrument with a remaining final maturity in excess of 397 days only if the demand feature can be exercised on no more than 30 days' notice (a) at any time or (b) at specific intervals not exceeding 397 days.

TENDER OPTION BONDS are created by coupling an intermediate or long-term tax-exempt bond (generally held pursuant to a custodial agreement) with a tender agreement that gives the holder the option to tender the bond at its face value. As consideration for providing the tender option, the sponsor (usually a bank, broker-dealer, or other financial institution) receives periodic fees equal to the difference between the bond's fixed coupon rate and the rate (determined by a remarketing or similar agent) that would cause the bond, coupled with the tender option, to trade at par on the date of such determination. After payment of the tender option fee, a Fund effectively holds a demand obligation that bears interest at the prevailing short-term tax-exempt rate.

Subject to applicable regulatory requirements, the money market funds may buy tender option bonds if the agreement gives the Fund the right to tender the bond to its sponsor no less frequently than once every 397 days. In selecting tender option bonds for the Funds, Capitoline will, pursuant to procedures established by the Board of Directors, consider the creditworthiness of the issuer of the underlying bond, the custodian, and the third party provider of the tender option. In certain instances, a sponsor may terminate a tender option if, for example, the issuer of the underlying bond defaults on interest payments.

STANDBY COMMITMENTS are puts that entitle holders to same day settlement at an exercise price equal to the amortized cost of the underlying security plus accrued interest, if any, at the time of exercise. A Fund may acquire standby commitments to enhance the liquidity of portfolio securities, but in the case of the money market funds, only when the issuers of the commitments present minimal risk of default.

Ordinarily a Fund will not transfer a standby commitment to a third party, although it could sell the underlying municipal security to a third party at any time. A Fund may purchase standby commitments separate from or in conjunction with the purchase of securities subject to such commitments. In the latter case, a Fund would pay a higher price for the securities acquired, thus reducing their yield to maturity. Standby commitments will not affect the dollar-weighted average maturity of the money market funds, or the valuation of the securities underlying the commitments.

Standby commitments are subject to certain risks, including the ability of issuers of standby commitments to pay for securities at the time the commitments are exercised; the fact that standby commitments are not marketable by the Funds; and the possibility that the maturities of the underlying securities may be different from those of the commitments.

MUNICIPAL LEASE OBLIGATIONS. The municipal bond funds may invest a portion of their assets in municipal leases and participation interests therein. These obligations, which may take the form of a lease, an installment purchase, or a conditional sale contract, are issued by state and local governments and authorities to acquire land and a wide variety of equipment and facilities, such as fire and sanitation vehicles, telecommunications equipment, and other capital assets. Generally, a Fund will not hold such obligations directly as a lessor of the property, but will purchase a participation interest in a municipal obligation from a bank or other third party. A participation interest gives a Fund a specified, undivided interest in the obligation in proportion to its purchased interest in the total amount of the obligation.

Municipal leases frequently have risks distinct from those associated with general obligation or revenue bonds. State constitutions and statutes set forth requirements that states or municipalities must meet to incur debt. These may include voter referenda, interest rate limits, or public sale requirements. Leases, installment purchases, or conditional sale contracts (which normally provide for title to the leased asset to pass to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting their constitutional and statutory requirements for the issuance of debt. Many leases and contracts include "non-appropriation" clauses providing that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis.

Non-appropriation clauses free the issuer from debt issuance limitations.

FEDERALLY TAXABLE OBLIGATIONS. The municipal bond funds do not intend to invest in securities whose interest is taxable; however, from time to time each such Fund may invest a portion of its assets in fixed-income obligations whose interest is subject to federal income tax. For example, each such Fund may invest in obligations whose interest is taxable pending the investment or reinvestment in municipal securities of proceeds from the sale of its shares or sales of portfolio securities.

Should a municipal bond fund invest in taxable obligations, it would purchase securities that in Capitoline's judgment are of high quality. These include obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities; obligations of domestic banks; and repurchase agreements. The bond funds' standards for high quality taxable obligations are essentially the same as those described by Moody's Investors Service, Inc. in rating corporate obligations within its two highest ratings of Prime-1 and Prime-2, and those described by Standard and Poor's Corporation in rating corporate obligations within its two highest ratings of A-1 and A-2. Additionally, each Fund will purchase such obligations only in accordance with the quality standards as set forth in the Prospectus.

Proposals to restrict or eliminate the federal income tax exemption for interest on municipal obligations are introduced before Congress from time to time. Proposals may also be introduced before state legislatures that would affect the state tax treatment of a Fund's distributions. If such proposals were enacted, the availability of municipal obligations and the value of each Funds' holdings would be affected and the Board of Directors would reevaluate the Funds' objectives and policies.

Each municipal bond fund anticipates being as fully invested as practicable in municipal securities; however, there may be occasions when as a result of maturities of portfolio securities, or sales of Fund shares, or in order to meet redemption requests, a Fund may hold cash that is not earning income. In addition, there may be occasions when, in order to raise cash to meet redemptions or to preserve credit quality, a Fund may be required to sell securities at a loss.

                        PORTFOLIO TRANSACTIONS

Capitoline may place portfolio transactions with broker-dealers which furnish, without cost, certain research, statistical, and quotation services of value to Capitoline and its affiliates in advising the Funds and other clients, provided that it shall always seek best price and execution with respect to the transactions. Certain investments may be appropriate for the Funds and for other clients advised by Capitoline. Investment decisions for the Funds and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment, and the size of their investments generally. A particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less that all clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. In addition, purchases or sales of the same security may be made for two or more clients of Capitoline on the same day. In such event, such transactions will be allocated among the clients in a manner believed by Capitoline to be equitable to each. In some cases, this procedure could have an adverse effect on the price or amount of the securities purchased or sold by the Fund. Purchase and sale orders for a Fund may be combined with those of other clients of Capitoline in the interest of achieving the most favorable net results for a Fund.

Transactions on U.S. stock exchanges and other agency transactions involve the payment by a Fund of negotiated brokerage commissions. Such commissions vary among different brokers. Also, a particular broker may charge different commissions according to such factors as the difficulty and size of the transaction. Transactions in foreign securities often involve the payment of fixed brokerage commissions, which are generally higher than those in the United States. There is generally no stated commission in the case of securities traded in the over-the-counter markets, but the price paid by a Fund usually includes an undisclosed dealer commission or mark-up. In underwritten offerings, the price paid by a Fund includes a disclosed, fixed commission or discount retained by the underwriter or dealer.

Capitoline places all orders for the purchase and sale of portfolio securities for a Fund through a substantial number of brokers and dealers. In so doing, it uses its best efforts to obtain for a Fund the best price and execution available. In seeking the best price and execution, Capitoline, having in mind a Fund's best interest, considers all factors it deems relevant, including, by way of illustration, price, the size of the transaction, the nature of the market for the security, the amount of the commission, the timing of the transaction taking into account market process and trends, the reputation, experience and financial stability of the broker-dealer involved, and the quality of service rendered by the broker-dealer in other transactions.

It has for many years been a common practice in the investment advisory business for advisers of investment companies and other institutional investors to receive research, statistical, and quotation services from broker-dealers that execute portfolio transactions for the clients of such advisers. Consistent with this practice, Capitoline receives research, statistical, and quotation services from many broker-dealers with which it places a Fund's portfolio transactions. These services, which in some cases may also be purchased for cash, include such matters as general economic and security market reviews, industry and company reviews, evaluations of securities, and recommendations as to the purchase and sale of securities.
Some of these services are of value to Capitoline and its affiliates in advising various of their clients (including the Funds), although not all of these services are necessarily useful and of value in managing the Funds. The fee paid by a Fund to Capitoline is not reduced because Capitoline and its affiliates receive such services.

As permitted by Section 28(e) of the Securities Exchange Act of 1934 (the "1934 Act"), as amended, Capitoline may cause a Fund to pay a broker-dealer that provides brokerage and research services to Capitoline a commission in excess of the commission charged by another broker-dealer for effecting a particular transaction. To cause a Fund to pay any such greater commissions Capitoline must determine in good faith that such commissions are reasonable in relation to the value of the brokerage or research service provided by such executing broker-dealers viewed in terms of a particular transaction or Capitoline's overall responsibilities to the Fund or its other clients. In reaching this determination, Capitoline will not attempt to place a specific dollar value on the brokerage or research services provided or to determine what portion of the compensation should be related to those services.

It is expected that a Fund may execute brokerage or other agency transactions through the Distributor or an affiliate of the Distributor or through an affiliate of the Advisor, which are registered broker-dealers, for a commission consistent with the 1940 Act, the 1934 Act and rules promulgated by the SEC. Under these provisions, the Distributor or an affiliate of the Advisor is permitted to receive and retain compensation for effecting portfolio transactions for a Fund on a securities exchange. These rules further require that commissions paid to the Distributor by a Fund for exchange transactions not exceed "usual and customary" brokerage commissions. The rules define "usual and customary" commissions to include amounts which are "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time." In addition, the Fund may direct commission business to one or more designated broker-dealers in connection with such broker-dealers' provision of services to the Fund or payment of certain Fund expenses (e.g., custody, pricing and professional fees). The Directors of the Company, including those who are not "interested persons" of the Company have adopted procedures for evaluating the reasonableness of commissions paid to the Distributor and will review these procedures periodically.

Brokerage commissions paid by the following Funds for the fiscal years ended 1995, 1994 and 1993 were:

                              1995         1994         1993
Value                         $1,111,862   $467,961     $32,110
Capital Appreciation**        $  321,065   $ 77,685       ----
Special Equity*               $  217,673   $116,129     $ 9,220

*         Inception date 9/28/92
**        Inception date 1/11/93

During fiscal year ended 1995, the Fund paid brokerage commissions in the amount of $151,676 to SEI Financial Services Company, which represented 0.6% of the Fund's aggregate brokerage commissions for such period. The dollar amount of transactions effected through such broker represented 0.3% of the Fund's aggregate dollar amount of transactions involving the payment of commissions for such period.

Certain of the Funds that invest primarily in fixed income securities pay SEI Financial Services Company a fee with respect to repurchase transactions. For fiscal 1995 these fees were as follows: U.S. Treasury Money Fund, $74,696; Cash Reserve Fund, $62,813; Limited Term Bond Fund, $334; Intermediate Bond Fund, $118; and Government Bond Fund, $54. These fees represent the only commissions paid by these Funds.

                   VALUATION OF PORTFOLIO SECURITIES

MONEY MARKET FUNDS. Like most money market funds, the Funds value their investments on the basis of amortized cost.
This technique involves valuing an instrument at its cost as adjusted for amortization of premium or accretion of discount rather than its value based on current market quotations or appropriate substitutes which reflect current market conditions. The amortized cost value of an instrument may be higher or lower than the price a Fund would receive if it sold the instrument.

Valuing a Fund's instruments on the basis of amortized cost and use of the term "money market fund" are permitted by Rule 2a-7 under the 1940 Act. The Funds must adhere to certain conditions under Rule 2a-7; these conditions are summarized in the Prospectus.

The Company's Board of Directors oversees Capitoline's adherence to SEC rules concerning money market funds, and has established procedures designed to stabilize each money market fund's NAV at $1.00. At such intervals as they deem appropriate, the Directors consider the extent to which NAV calculated by using market valuations would deviate from $1.00 per share. If the Directors believe that a deviation from a Fund's amortized cost per share may result in material dilution or other unfair results to shareholders, the Directors have agreed to take such corrective action, if any, as they deem appropriate to eliminate or reduce, to the extent reasonably practicable, the dilution or unfair results. Such corrective action could include selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; withholding dividends; redeeming shares in kind; establishing NAV by using available market quotations; and such other measures as the Directors may deem appropriate.

During periods of declining interest rates, a Fund's yield based on amortized cost may be higher than the yield based on market valuations. Under these circumstances, a shareholder in a Fund would be able to obtain a somewhat higher yield than would result if the Fund utilized market valuations to determine its NAV. The converse would apply in a period of rising interest rates.

BOND FUNDS. Valuations of portfolio securities furnished by the pricing service employed by the Funds are based upon a computerized matrix system and/or appraisals by the pricing service, in each case in reliance upon information concerning market transactions and quotations from recognized securities dealers. The methods used by the pricing service and the quality of valuations so established are reviewed by officers of the Funds and the Funds' pricing agent under general supervision of the Board of Directors. There are a number of pricing services available, and the Board of Directors, on the basis of on-going evaluation of these services, may obtain quotes directly from broker-dealers or market makers, may use other pricing services or discontinue the use of any pricing service in whole or in part.

EQUITY FUNDS. Securities owned by the Funds are appraised by various methods depending on the market or exchange on which they trade. Securities traded on the New York Stock Exchange or the American Stock Exchange are appraised at the last sale price, or if no sale has occurred, at the closing bid price. Securities traded on other exchanges are appraised as nearly as possible in the same manner. Securities and other assets for which exchange quotations are not readily available are valued on the basis of closing over-the-counter bid prices, if available, or at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Directors.

                           FUND PERFORMANCE

YIELD CALCULATIONS. In computing each Class of the money market funds' YIELD for a period, the net change in value of a hypothetical account containing one share reflects the value of additional shares purchased with dividends from the one original share and dividends declared on both the original share and any additional shares. The net change is then divided by the value of the account at the beginning of the period to obtain a base period return. This base period return is annualized to obtain a current ANNUALIZED YIELD. Each Class of the money market funds may also calculate a compounded
EFFECTIVE YIELD by compounding the base period return over a one year period. In addition to the current yield, each Class may quote yields in advertising based on any historical seven day period. Yields for the money market funds are calculated on the same basis as other money market funds, as required by regulation.

For the bond funds, yields used in advertising are computed by dividing a Class' interest income for a given 30-day or one-month period, net of a Class of shares' expenses, by the average number of shares of the class entitled to receive dividends during the period, dividing this figure by the Class' NAV (A Shares includes the maximum sales charge) at the end of the period and annualizing the result (assuming compounding of income) in order to arrive at an annual percentage rate. Income is calculated for purposes of each Class' yield quotations in accordance with standardized methods applicable to all stock and bond funds. In general, interest income is reduced with respect to bonds trading at a premium over their par value by subtracting a portion of the premium from income on a daily basis, and is increased with respect to bonds trading at a discount by adding a portion of the discount to daily income. Capital gains and losses generally are excluded from the calculation.

Income calculated for the purposes of determining each Class of the bond funds' yield differs from income as determined for other accounting purposes. Because of the different accounting methods used, and because of the compounding of income assumed in yield calculations, each Class' yield may not equal its distribution rate, the income paid to shareholder accounts, or income reported in the Fund's financial statements.

For purposes of the municipal funds, a TAX-EQUIVALENT YIELD is the rate an investor would have to earn from a fully taxable investment after taxes to equal a Class' tax-free yield. Tax-equivalent yields are calculated by dividing a Class' yield by the result of one minus a stated federal or combined federal, state, and city tax rate. (If only a portion of the Class' yield was tax-exempt, only that portion is adjusted in the calculation.) If any portion of a Class' income is derived from obligations subject to state or federal income taxes, its tax-equivalent yield will generally be lower.

Yield information may be useful in reviewing a Class' performance and in providing a basis for comparison with other investment alternatives. However, each Class' yield fluctuates, unlike investments that pay a fixed interest rate over a stated period of time. When comparing investment alternatives, investors should also note the quality and maturity of the portfolio securities of the respective investment companies that they have chosen to consider.

Investors should recognize that in periods of declining interest rates a Class' yield will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates a Class' yield will tend to be somewhat lower. Also, when interest rates are falling, the inflow of net new money to a Class from the continuous sale of its shares will likely be invested in instruments producing lower yields than the balance of the Fund's holdings, thereby reducing the Class' current yield. In periods of rising interest rates, the opposite can be expected to occur.

The distribution rate, which expresses the historical amount of income dividends paid as a percentage of the share price may also be quoted. The distribution rate is calculated by dividing the daily dividend per share by its offering price (including the maximum sales charge, if applicable) for each day in the 30-day period, averaging the resulting percentages, then expressing the average rate in annualized terms. The distribution rate may also be calculated without giving effect to applicable sales charges.

The following table shows the effect of a shareholder's tax status on effective yield under the federal, Virginia State and Maryland State income tax laws for 1995. It shows the approximate yield a taxable security must provide at various income brackets to produce after-tax yields equivalent to those of hypothetical tax-exempt obligations yielding from 2% to 8%. Of course, no assurance can be given that any of the Tax Free Money Fund and municipal bond funds will achieve any specific tax-exempt yield. While the Funds invest principally in obligations whose interest is exempt from federal income tax, other income received by the Funds may be taxable, and income produced by the Tax Free Money Fund will generally be subject to Virginia or Maryland State income taxation, as the case may be.

              1995 TAX RATES AND TAX-EQUIVALENT YIELDS

Taxable
Income*
                                                Combined Combined
                                                Federal  Federal
                   Federal   Virginia  Maryland and      and
                   Tax       Tax       Tax      Virginia Maryland
                   Bracket   Bracket   Bracket  Tax      Tax
                   **        ***       ****     Brackets Brackets
single   joint
return   return
$0 -      $0 -      15.00%    5.75%    8.00%    19.89%   21.80%
$23,350   $39,000
$23,351   $39,001-  28.00%    5.75%    8.00%    32.14%   33.76%
-$56,550  $94,250
$56,551   $94,251-  31.00%    5.75%    8.00%    34.97%   36.52%
-$117,950 $143,600
$117,951  $143,601  36.00%    5.75%    8.00%    39.68%   41.12%
-$256,500 -$256,500
$256,501  $256,501- 39.60%    5.75%    8.00%    43.07%   44.43%
-above    above

* Taxable income (gross income after all exemptions, adjustments, and deductions) based on current tax rates.

** Excludes the impact of the phaseout of personal exemptions, limitation on itemized deductions, and other credits, exclusions, and adjustments which may raise a taxpayer's marginal tax rate. An increase in a shareholder's marginal tax rate would increase that shareholder's tax-equivalent yield.

*** Virginia has a graduated income tax. The top rate is 5.75% applicable to Virginia taxable income over $17,000.

**** Maryland has a graduated income tax. The top rate is 5.00% applicable to Maryland taxable income over $3,000. In general, Maryland local income taxes imposed by various counties range from 50% to 60% of the State income tax liability, although Worcester County currently imposes an income tax equal to 30% of the state income tax liability. The rate stated assumes a local income tax imposed at 60% of the amount of the state income tax and the tax-equivalent yield table below applicable to effective combined federal and Maryland state tax rates approximates the effect of exemption of distributions of tax-exempt income from the Maryland Municipal Bond Fund from local income tax imposed at that rate.

If your Federal tax rate in 1995 is:
   15.00%        28.00%         31.00%        36.00%       39.60%

Then your tax-equivalent yield is:

Yield
2.00%      2.35%     2.78%    2.90%    3.13%     3.31%
3.00%      3.53%     4.17%    4.35%    4.69%     4.97%
4.00%      4.71%     5.56%    5.80%    6.25%     6.62%
5.00%      5.88%     6.94%    7.25%    7.81%     8.28%
6.00%      7.06%     8.33%    8.70%    9.38%     9.93%
7.00%      8.24%     9.92%   10.14%   10.94%    11.59%
8.00%      9.41%    11.11%   11.59%   12.50%    13.25%

If your effective combined federal and Virginia state tax rate is:
  19.89%         32.14%         34.97%        39.68%       43.07%

Then your tax-equivalent yield is:

Yield
2.00%      2.50%     2.95%     3.08%    3.32%     3.51%
3.00%      3.75%     4.42%     4.61%    4.97%     5.27%
4.00%      4.99%     5.89%     6.15%    6.63%     7.03%
5.00%      6.24%     7.37%     7.69%    8.29%     8.78%
6.00%      7.49%     8.34%     9.23%    9.95%    10.54%
7.00%      8.74%    10.32%    10.76%   11.60%    12.30%
8.00%      9.99%    11.79%    12.30%   13.26%    14.05%

If your effective combined federal and Maryland state tax rate is:
   21.80%       33.76%       36.52%      41.12%         44.43%

Then your tax-equivalent yield is:

Yield
2.00%      2.56%     3.02%     3.15%     3.40%     3.60%
3.00%      3.84%     4.53%     4.73%     5.10%     5.40%
4.00%      5.12%     6.04%     6.30%     6.79%     7.20%
5.00%      6.39%     7.55%     7.88%     8.49%     9.00%
6.00%      7.67%     9.06%     9.45%    10.19%    10.80%

7.00%      8.95%    10.57%    11.03%    11.89%    12.60%
8.00%     10.23%    12.08%    12.60%    13.59%    14.40%

Each of the Funds may invest a portion of its assets in obligations that are subject to state or federal income tax.
When a Fund invests in these obligations, its tax-equivalent yield will be lower. In the tables immediately above, tax-equivalent yields are calculated assuming investments made by the Virginia Intermediate Municipal Bond and Virginia Municipal Bond Funds are 100% federally and Virginia tax-free and assuming investments made by the Maryland Municipal Bond Fund are 100% federally and Maryland tax-free.

TOTAL RETURN CALCULATIONS. Total returns quoted in advertising reflect all aspects of the Class of shares' return, including the effect of reinvesting dividends and capital gain distributions (if any), and any change in the Class' NAV over the period. Average annual total returns are calculated by determining the growth or decline in value of a hypothetical historical investment in a Class over a stated period, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. For example, a cumulative total return of 100% over ten years would produce an average annual total return of 7.18%, which is the steady annual rate of return that would equal 100% growth on a compounded basis in ten years. While average annual total returns are a convenient means of comparing investment alternatives, investors should realize that a Class of shares' performance is not constant over time, but changes from year to year, and that average annual total returns represent averaged figures as opposed to the actual year-to-year performance of the Class.

In addition to average annual total returns, each Class may quote unaveraged or cumulative total returns reflecting the simple change in value of an investment over a stated period. Average annual and cumulative total returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments, or a series of redemptions, over any time period. Total returns may be broken down into their components of income and capital (including capital gains and changes in share price) in order to illustrate the relationship of these factors and their contributions to total return. A Shares' total returns may be quoted with or without taking the maximum sales charge into account. Excluding A Shares' sales charge from a total return calculation produces a higher total return figure. Total returns, yields, and other performance information may be quoted numerically or in a table, graph, or similar illustration.

HISTORICAL FUND RESULTS. The following table shows the money market funds' yields and effective yields for each Class for the seven-day period ended November 30, 1995.


                 Yield+           Effective    Tax-Equivalent
                                  Yield+           Yield+*
             A Shares  Trust  A Shares  Trust  A Shares  Trust
                       Class            Class            Class


Cash Reserve
  Fund        5.28%    5.29%    5.42%   5.43%     N/A     N/A
U.S. Treasury
 Money Fund    N/A     5.18%     N/A    5.31%     N/A     N/A
Tax Free
 Money Fund   3.14%    3.14%    3.18%   3.19%    4.55%   4.55%

* Based on an assumed federal income tax rate of 31%.

+ Each money market fund's A Shares, which became effective May 3, 1993, pay an additional distribution-related 12b-1 fee of
 .25%, which, when taken into account, results in lower yields. Effective March 31, 1994, U.S. Treasury Money Fund discontinued offering A Shares, and the .25% Rule 12b-1 distribution fee for all the money market funds was waived.

Cash Reserve Fund's B Shares, became effective on March 29, 1995, at which time a .75% 12b-1 fee (plus a .25% shareholder service fee) began to be imposed.

The following table shows yields and effective yields for each class of the bond funds for the 30-day period ended November
30, 1995 and the average annual total returns for each bond and equity fund for the period ended November 30, 1995.

                                             Yield
                                Trust Class            A Shares



Limited Term Bond Fund             5.26%                5.13%
Intermediate Bond Fund             5.49%                5.31%
Virginia Intermediate
  Municipal Bond Fund              4.03%                3.88%


                                 Average Annual Total Returns+
                                1 year            Life of Fund*
                           A Shares    Trust   A Shares   Trust
                                       Class              Class



Limited Term Bond
 (9/28/92)                  9.51%     11.50%     4.67%    5.38%
Intermediate Bond Fund
  (9/28/92)                13.61%     12.07%     5.90%    6.12%
VA Intermediate Muni.
  Bond (1/11/93)           12.08%     16.09%     4.06%    5.40%
Value Fund (9/28/92)       22.90%     28.76%    11.59%   13.25%
Capital Appreciation
  (1/11/93)                15.24%     20.74%     5.24%    7.50%
Special Equity Fund
  (9/28/92)                14.64%     20.87%    11.01%   12.63%

*Life of Fund figures are for the period beginning on the date indicated above through November 30, 1995.
+ Average annual total returns include the effect of the maximum sales charge. Effective May 3, 1993, the Funds commenced sales of A Shares. This performance information reflects the A Shares' 12b-1 fees and revised transfer agency fee arrangements for the period May 3, 1993 to November 30, 1995, and therefore, may not be representative of A Shares performance.

Note: Initial offering of B Shares was made on March 29, 1995, at which time a .75% 12b-1 fee (plus a .25% shareholder service fee) began to be imposed.

Each Class' performance may be compared in advertising to the performance of other mutual funds in general or to the performance of particular types of mutual funds, especially those with similar objectives. This performance may be expressed as a ranking prepared by Lipper Analytical Services, Inc. ("Lipper," sometimes referred to as "Lipper Analytical Services"), an independent service, that monitors the performance of mutual funds. The Lipper performance analysis ranks funds on the basis of total return, assuming reinvestment of all distributions, but does not take sales charges or redemption fees into consideration and is prepared without regard to tax consequences. In addition, each Class of the municipal funds' performance may be compared in advertising to the performance of representative individual municipal securities and unit investment trusts comprised of municipal securities.

The Lipper General Equity Funds Average can be used to show how the Funds' performance compares to a broad-based set of equity mutual funds. The Lipper General Equity Funds Average is an average of the total returns of all equity mutual funds (excluding international funds and funds that specialize in particular industries or types of investments) tracked by Lipper.

Ibbotson Associates of Chicago, Illinois provides historical returns of the capital markets in the United States. Each Class may compare its performance to the long-term performance of the U.S. capital markets in order to demonstrate general long-term risk versus reward investment scenarios. Performance comparisons could also include the value of a hypothetical investment in common stocks, long-term bonds, or U.S. Treasury securities.

Each Class of the money market funds also may compare its performance or the performance of securities in which it may invest to IBC/Donoghue's MONEY FUND AVERAGES(TM), which monitors the performance of taxable and tax-free money market funds. This index, which also assumes reinvestment of distributions, is published by IBC/Donoghue's MONEY FUND REPORT(R) of Ashland, Massachusetts 01721.

Each Class also may quote in advertising the performance of various unmanaged indices as may be selected from time to time, and may compare the price volatility of these indices to the price volatility of the Standard & Poor's Composite Index of 500 Stocks ("S&P 500(R) Index"). These indices may include, but are not limited to, the examples shown in the Appendix.

   ADDITIONAL INFORMATION REGARDING PRICING AND REDEMPTIONS

The Funds are open for business and their NAVs are calculated each day the New York Stock Exchange ("NYSE") and the Custodian, Crestar Bank, are open. The NAV of each money market fund is determined as of 12:00 Noon Eastern time for Tax Free Money Fund, and 1:00 p.m. Eastern time for Cash Reserve Fund and U.S. Treasury Money Fund, and as of the close of regular trading hours of the NYSE, normally 4:00 p.m. Eastern time. The NAV of each equity and bond fund is determined as of the close of regular trading hours of the NYSE. The NYSE and Crestar Bank have designated the following holiday closings for 1995, and Capitoline expects the schedule to be the same in the future:
New Year's Day (observed), Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day (observed), Independence Day, Labor Day, Columbus Day (observed), Veterans' Day, Thanksgiving Day and Christmas Day. The holiday closing schedule may be changed by the NYSE and Crestar Bank. When the NYSE is closed, or when trading is restricted for any reason other than its customary weekend or holiday closings, or under emergency circumstances as determined by the SEC to merit such action, the Funds will determine NAVs at the close of business, the time of which will coincide with the closing of the NYSE. To the extent that Fund securities are traded in other markets on days the NYSE or Crestar Bank are closed (and a Fund is not open for business), a Fund's NAV may be significantly affected on days when investors do not have access to the Fund to purchase or redeem shares.

If the Directors determine that existing conditions make cash payment undesirable, redemption payments may be made in whole or in part in securities or other property, valued for this purpose as they are valued in computing the NAV of each Fund. Shareholders receiving securities or other property on redemption may realize a gain or loss for tax purposes and will incur any costs of sale, as well as the associated inconveniences.

Pursuant to Rule 11a-3 under the 1940 Act, a Fund is required to give shareholders at least 60 days' notice prior to terminating or modifying a Fund's exchange privilege. Under the Rule, the 60 day notification requirement may be waived if (i) the only effect of a modification would be to reduce or eliminate an administrative fee, redemption fee or deferred sales charge ordinarily payable at the time of exchange or (ii) a Fund temporarily suspends the offering of shares as permitted under the 1940 Act or by the SEC or because it is unable to invest amounts effectively in accordance with its investment objective and policies.

In the Prospectus, the Funds have notified shareholders that they reserve the right at any time without prior notice to shareholders to refuse exchange purchases by any person or group if, in Capitoline's judgment, a Fund would be unable to invest effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.

                    DISTRIBUTIONS AND TAXES

DISTRIBUTIONS. If you request to have distributions mailed to you and the U.S. Postal Service cannot deliver your checks, or if your checks remain uncashed for six months, the Fund will hold your distributions without interest or until you provide the Fund with alternate instructions.

Each money market and bond fund declares dividends equal to its entire net investment income (including, in the case of the Cash Reserve Fund and U.S. Treasury Money Fund, net realized short-term capital gains, if any) on each business day of that Fund. Equity funds declare and pay dividends monthly. Net capital gains (and, in the case of Tax Free Money Fund, net short-term capital gains), if any, are declared and distributed annually by all Funds, normally in December. Each money market fund and bond fund declares dividends for Saturdays, Sundays and holidays on the previous business day, and pay dividends after the close of business on the last business day of each month. Unless the Fund's Transfer Agent is otherwise instructed, all dividends and distributions of capital gains are automatically re-invested into additional shares of common stock of that Fund immediately upon payment thereof.

Cash Reserve Fund, U.S. Treasury Money Fund, Tax Free Money Fund, Limited Term Bond Fund, Intermediate Bond Fund, Virginia Intermediate Municipal Bond Fund, Value Fund, Capital Appreciation Fund and Special Equity Fund each qualified for the fiscal year ended November 30, 1995, and each Fund, including Maryland Municipal Bond Fund, Government Bond Fund and Virginia Municipal Bond Fund, intends to qualify for each subsequent fiscal year, for tax treatment as a "regulated investment company" under the Internal Revenue Code. By distributing all of its net investment income and any net realized short-term and long-term capital gains for a taxable year in accordance with the timing requirements imposed by the Code, and by meeting certain other requirements relating to the sources of income and diversification of assets, a Fund should not be liable for federal income or excise taxes.

TAX FREE MONEY FUND, MARYLAND MUNICIPAL BOND FUND, VIRGINIA INTERMEDIATE MUNICIPAL BOND FUND AND VIRGINIA MUNICIPAL BOND FUND (COLLECTIVELY THE "MUNICIPAL FUNDS"). Dividends paid to shareholders by any of the Municipal Funds out of tax-exempt interest income earned by such a Fund ("exempt-interest dividends") generally will not be subject to federal income tax, provided that (as intended) at least 50% of the value of the Fund's total assets at the close of each quarter of its taxable year is comprised of obligations, the interest on which is excluded from gross income under section 103(a) of the Internal Revenue Code. Substantially all of the dividends paid by Tax Free Money Fund are anticipated to be exempt from regular federal income taxes. Under normal circumstances, at least 80% of the income from Maryland Municipal Bond Fund, Virginia Intermediate Municipal Bond Fund and Virginia Municipal Bond Fund will be exempt from regular federal income taxes. However, persons who are "substantial users" (or "related persons" of substantial users) of facilities financed by private activity bonds held by a Fund may be subject to tax on their pro rata share of the interest income from such bonds and should consult their tax advisers before purchasing shares of that Fund. Dividends paid by a Fund out of its taxable net investment income (including realized net short-term capital gains, if any) are taxable to shareholders as ordinary income notwithstanding that such dividends are reinvested in additional shares of that Fund. Distributions of net capital gains, if any, are taxable as long-term capital gains to the shareholder receiving them regardless of the length of time the shares on which such distributions are paid may have been held. With respect to a shareholder who receives exempt-interest dividends on shares of a fund held for six months or less, any loss on the sale or exchange of such shares will, to the extent of the amount of such exempt-interest dividends, be disallowed. In addition, a long-term capital gain distribution with respect to shares will cause any loss on a subsequent sale or exchange of such shares not so disallowed to be treated as long-term capital loss to the extent of such long-term capital gain distribution, if such shares are held for six months or less.

Under current federal tax law (1) interest on certain private activity bonds is treated as an item of tax preference for purposes of the federal alternative minimum tax imposed on individuals and corporations, though for regular federal income tax purposes such interest remains fully tax-exempt, and (2) interest on all tax-exempt obligations is included in "adjusted current earnings" of corporations for federal alternative minimum tax purposes. Because Tax Free Money Fund expects to purchase private activity bonds, a portion (not expected to exceed 20%) of the Fund's exempt-interest dividends may constitute an item of tax preference for those shareholders subject to the federal alternative minimum tax. Maryland Municipal Bond Fund, Virginia Intermediate Municipal Bond Fund and Virginia Municipal Bond Fund each may invest in municipal obligations, the interest on which is subject to the federal alternative minimum tax ("AMT securities"). To the extent that these Funds invest in AMT securities, shareholders who are subject to the AMT will be required to report a portion of that Fund's dividends as a "tax preference item" in determining their federal taxes.

Every shareholder required to file a federal individual income tax return is required to include for informational purposes the amount of exempt-interest dividends received from the municipal bond funds during the taxable year. Exempt interest dividends are included in determining what portion, if any, of a person's social security benefits and railroad retirement benefits are subject to federal income tax.

Interest on indebtedness incurred by shareholders to purchase or carry shares of each municipal bond fund generally is not deductible for federal income tax purposes. Shares of each municipal bond fund may be considered to have been purchased or carried with borrowed funds even though those funds are not directly linked to the shares.

The exemption for federal income tax purposes of dividends derived from interest on municipal securities does not necessarily result in an exemption under the income or other tax laws of any state or local taxing authority. Shareholders of the municipal bond funds may be exempt from state and local taxes on distributions of tax-exempt interest income derived from obligations of the state and/or municipalities of the state in which they reside but may be subject to tax on income derived from the municipal securities of other jurisdictions. Shareholders are advised to consult with their tax advisers concerning the application of state and local taxes to investments in a municipal bond fund which may differ from the federal income tax consequences described above.

FEDERAL TAXES. Distributions from each Fund's taxable net investment income and net short-term capital gains are taxed as dividends, and capital gain distributions are taxed as long-term capital gains. A portion of the equity funds' dividends may qualify for the dividends received deduction for corporations. The Funds' distributions are taxable when they are paid, whether taken in cash or reinvested in additional shares, except that distributions declared in October, November or December to shareholders of record in such month and paid the subsequent January will be taxed as though paid on December 31.

The Funds will send shareholders a tax statement by January 30 showing the status of the taxable distributions received in the prior year, and will file a copy with the IRS. In addition, within 60 days from the end of each Fund's fiscal year end, the shareholders will be notified as to the portion of distributions paid that qualify as exempt-interest dividends, capital gain distributions, and qualified dividends for corporate investors. It is suggested that shareholders keep all statements received to assist in personal recordkeeping.

STATE AND LOCAL TAXES. In addition to federal taxes, shareholders may be subject to state or local taxes on their investment, depending on state law.

Commonwealth of Virginia. Under existing Virginia law, distributions from Virginia Intermediate Municipal Bond Fund and Virginia Municipal Bond Fund will not be subject to Virginia individual, trust, estate, or corporate income taxation to the extent that such distributions are either (i) excludable from federal gross income and attributable to interest on obligations of Virginia, its political subdivisions, or its instrumentalities, or Puerto Rico, United States Virgin Islands, or Guam or (ii) attributable to interest on direct obligations of the United States. These Virginia income tax exemptions will be available only if a Fund (i) qualifies as a separate "regulated investment company" under the Internal Revenue Code and (ii) complies with the requirement of the Internal Revenue Code that at least 50% of the value of its assets at the close of each quarter of its taxable year is invested in state, municipal, or other obligations described in Section 103(a) of the Internal Revenue Code. These Funds intend to comply with those requirements.

Other distributions from these Funds, including capital gains, generally will not be exempt from Virginia income taxation.

Interest on indebtedness incurred (directly or indirectly) by a shareholder of Virginia Intermediate Municipal Bond Fund or Virginia Municipal Bond Fund to purchase or carry shares of these Funds generally will not be deductible for Virginia income tax purposes. These Funds will not be subject to any Virginia intangible personal property tax on any obligations in a Fund.
In addition, shares of a Fund held for investment purposes will not be subject to any Virginia intangible personal property tax.

To be entitled to the exemption described above for distributions attributable to certain interest on Virginia obligations, obligations of certain United States possessions or direct United States obligations, a shareholder must be able to substantiate the exempt portions of each distribution with reasonable certainty. The determination of exempt portions must be made on a monthly (rather than annual or quarterly) basis if, as planned, Virginia Intermediate Municipal Bond Fund and Virginia Municipal Bond Fund each makes monthly distributions. Accordingly, shareholders should retain their statements from these

Funds, which are to be issued at least annually, showing the percentages of each monthly distribution attributable to interest on Virginia obligations, possessions obligations and United
States obligations.

State of Maryland. To the extent the Maryland Municipal Bond Fund qualifies as a regulated investment company under the Code, it will be subject to tax only on (1) that portion of its income on which tax is imposed for federal income tax purposes under
Section 852(b)(1) of the Code and (2) that portion of its income which consists of federally tax exempt interest on obligations other than Maryland Exempt Obligations (hereinafter defined) to the extent such interest is not paid to Maryland Municipal Bond Fund shareholders in the form of exempt-interest dividends. To the extent dividends paid by the Maryland Municipal Bond Fund represent interest excludable from gross income for federal income tax purposes, that portion of exempt-interest dividends that represents interest received by the Maryland Municipal Bond Fund on obligations issued by the State of Maryland, its political subdivisions, Puerto Rico, the U.S. Virgin Islands, or Guam and their respective authorities or municipalities ("Maryland Exempt Obligations"), will be exempt from Maryland state and local income taxes when allocated or distributed to a shareholder of the Maryland Municipal Bond Fund except in the case of a shareholder that is a financial institution. Except as noted below, all other dividend distributions will be subject to Maryland state and local income taxes.

Capital gains distributed by the Maryland Municipal Bond Fund to a shareholder or any gains realized by a shareholder from a redemption or sale of shares must be recognized for Maryland state and local income tax purposes to the extent recognized for federal income tax purposes. However, capital gains distributions included in the gross income of shareholders for federal income tax purposes are subtracted from capital gains income for Maryland income tax purposes to the extent such distributions are derived from the disposition by the Maryland Municipal Bond Fund of debt obligations issued by the State of Maryland, its political subdivisions and authorities.

Except in the case of a shareholder that is a financial institution, dividends received by a shareholder from the Maryland Municipal Bond Fund that are derived from interest on U.S. government obligations will be exempt from Maryland state and local income taxes.

In the case of individuals, Maryland presently imposes an income tax on items of tax preference with reference to such items as defined in the Code for purposes of calculating the federal alternative minimum tax. Interest paid on certain private activity bonds is a preference item for purposes of calculating the federal alternative minimum tax. Accordingly, if the Maryland Municipal Bond Fund holds such bonds, the excess of 50% of that portion of exempt interest dividends which is attributable to interest on such bonds over a threshold amount may be taxable by Maryland. Interest on indebtedness incurred or continued (directly or indirectly) by a shareholder in order to purchase or carry shares of the Maryland Municipal Bond
Fund will not be deductible for Maryland state and local income tax purposes. Individuals will not be subject to personal property tax on their shares of the Maryland Municipal Bond Fund.

Shares of the Maryland Municipal Bond Fund held by a Maryland resident at death may be subject to Maryland inheritance and estate taxes.

CAPITAL GAINS. Shareholders may realize a capital gain or loss when they redeem (sell) or exchange shares of the Funds. For most types of accounts, the Funds will report the proceeds of a shareholder's redemptions to the shareholder and the IRS annually. However, because the tax treatment also depends on the purchase price and the shareholder's personal tax position, shareholders should keep their regular account statements to use in determining their tax.

"BUYING A DIVIDEND." On the ex-dividend date for an equity or bond fund distribution, the Fund's share value is reduced by the amount of the distribution. If a shareholder were to buy shares just before the record date ("buying a dividend"), the shareholder would pay the full price for the shares and then, in effect, receive a portion of the price back as a taxable distribution.

OTHER TAX INFORMATION. When an investor signs his account application, he will be asked to provide his social security or taxpayer identification number and certify that the number provided is correct and that he is not subject to 31% backup withholding for failing to report income to the IRS. If an investor fails to provide the correct number or violates IRS regulations, the IRS can require the Funds to withhold 31% of his taxable distributions and redemptions.

Each Class calculates dividend and capital gain distributions separately. Each Fund is treated as a separate entity in all respects for tax purposes. There is a risk that a Fund may be unable to meet tax rules that require mutual funds to derive less than 30% of their gross income from gains realized upon the sale of securities held less than 3 months. If this were to occur, the affected Fund may be required to pay federal as well as Maryland state income taxes from its assets.

The information above is only a summary of some of the tax consequences generally affecting the Funds and their shareholders, and no attempt has been made to discuss individual tax consequences. In addition to federal income taxes, shareholders may be subject to state and local taxes on distributions received from the Funds. Investors should consult their tax advisers to determine whether a Fund is suitable to their particular situations.

        DIRECTORS AND OFFICERS AND AFFILIATED PERSONS

The Directors and officers of the Company and their principal occupations during the past five years are set forth below. The Director who is an "interested person" (as defined in the 1940 Act) by virtue of his affiliation with either a fund or Capitoline is indicated by an asterisk (*).

* Jesse F. Williams III, Chairman, President, and Director.
Chairman of the Board, Harrison & Bates Incorporated (real estate company), since 1971. Mr. Williams is also a member of the advisory board of Crestar Bank. His address is 823
East Main Street, Suite 1800, Richmond, Virginia 23219.

F. David Fowler, Director. Dean of School of Business and Public Management of George Washington University since 1992. Mr. Fowler is also a member of the board of directors of FTP Software Corporation (software sales). Previously, he was a Partner at KPMG Peat Marwick LLP (public accountants).

John Bruce James, Jr., Director. Vice President of Virginia Landmark Corporation (real estate company) since 1970. Mr.
James is also a member of the Commission of Architectural Review, City of Richmond, since 1982; a member of the Board of Trustees of the Instructive Visiting Nurses Association since 1976; and a member of the Board of Directors of The Retreat Hospital, Richmond, Virginia, since 1982. Previously, he was a member of the Board of Trustees, Hampden-Sydney College. His address is 3910 Exeter Road, Richmond, Virginia 23221.

Jean L. Oakey, Director. Partner at Wells Coleman & Co. (public accountants).

Glen Douglas Pond, Director. Retired. Formerly the Director of the Virginia Retirement System. His address is 21 Waterfront
Court, Cedar Point, Urbanna, Virginia 23175.

David M. Carter, Secretary, Partner, Hunton and Williams, Fund
Counsel.

Kevin P. Robins, Vice President, Assistant Secretary. Senior Vice President & General Counsel of SEI, the Administrator and the Distributor since 1994. Vice President of SEI, the Administrator and the Distributor 1992-1994. Associate, Morgan, Lewis & Bockius (law firm) prior to 1992.

Robert B. Carroll, Vice President, Assistant Secretary. Vice President, Assistant Secretary of SEI, the Administrator and Distributor since 1994. United States Securities and Exchange Commission, Division of Investment Management, 1990-1994. Associate, McGuire, Woods, Battle & Boothe (law firm) before 1990.

Jeffrey A. Cohen, Controller, Assistant Secretary.  CPA,
Director, International and Domestic Funds Accounting, SEI
Corporation since 1991.  Audit Manager, Price Waterhouse prior to
1991.

As of September 30, 1995, the Directors and officers owned in the aggregate less than 1% of the outstanding shares of any Fund.

As of November 30, 1995, the Directors and officers of the Company received the following compensation:

                                                    Total
                               Pension              Compensation
                               or                   from
                  Aggregate    Retire-              Registrant
                  Compensation ment       Estimated and
                  From         Benefits   Annual    Fund Complex
                  Registrant   Accrued    Benefits  Paid to
Name of           for          as Part    Upon      Directors for
Person,           Fiscal Year  of Fund    Retire-   Fiscal Year
Position          Ended 1995   Expenses   ment      Ended 1995

Jesse F.
Williams, III,
Chairman,
President and
Director          $7,000       0          0         $7,000

F. David Fowler,
Director          $7,000       0          0         $7,000

John Bruce
James, Jr.,
Director          $7,000       0          0         $7,000

Jean L. Oakey,
Director          $7,000       0          0         $7,000

Glen Douglas
Pond, Director    $7,000       0          0         $7,000

The Company was incorporated in the state of Maryland as Bayshore
Funds, Inc. on March 17, 1986. At a special meeting of shareholders held July 7, 1992, shareholders approved an amendment to the Articles of Incorporation changing the name to CrestFunds, Inc. The change was effective July 10, 1992.

                        THE ADVISER

Pursuant to Investment Advisory Agreements, as amended (the "Advisory Agreements") Capitoline Investment Services, Incorporated, a wholly-owned subsidiary of Crestar Bank, a subsidiary of Crestar Financial Corp., furnishes at its own expense all services, facilities and personnel necessary in connection with managing each Fund's investments and effecting portfolio transactions for each Fund. Each Advisory Agreement will continue in effect only if such continuance is specifically approved at least annually by the Board of Directors or by vote of the shareholders, and in either case by a majority of the Directors who are not parties to each Advisory Agreement or interested persons of any such party, at a meeting called for the purpose of voting on each Advisory Agreement.

Each Advisory Agreement is terminable without penalty by any Fund on 60 days' written notice when authorized either by vote of its shareholders or by a vote of a majority of the Board of Directors, or by the Adviser on 60 days' written notice, and will automatically terminate in the event of its assignment.
Each Advisory Agreement also provides that, with respect to each Fund, neither the Adviser nor its personnel shall be liable for any error of judgment or mistake of law or for any act or omission in the performance of its duties to the Fund, except for willful misfeasance, bad faith or gross negligence in the performance of the Adviser's or their duties or by reason of reckless disregard of its or their obligations and duties under the Advisory Agreements. Each Advisory Agreement provides that the Adviser may render services to others.

The fees paid pursuant to the Advisory Agreements are accrued daily and paid monthly. For its services under the Advisory
Agreements, the Adviser receives fees with respect to each Fund at the annual rates set forth below:

MONEY MARKET FUNDS

 .40% of each Fund's average daily net assets on the first $500 million of net assets;
 .35% of each Fund's average daily net assets on the next $500 million of net assets; and
 .30% of each Fund's average daily net assets on all remaining net assets.

CAPITAL APPRECIATION FUND, VALUE FUND AND SPECIAL EQUITY FUND

 .75% of each Fund's average daily net assets.

LIMITED TERM BOND FUND AND VIRGINIA INTERMEDIATE MUNICIPAL BOND
FUND

 .50% of each Fund's average daily net assets.

INTERMEDIATE BOND FUND

 .60% of Bond Fund's average daily net assets.

MARYLAND MUNICIPAL BOND FUND, GOVERNMENT BOND FUND AND VIRGINIA
MUNICIPAL BOND FUND

 .60% of each Fund's average daily net assets.

The Adviser may choose to waive or reimburse a Fund for a portion of that Fund's investment advisory fee.

For the fiscal years ended November 30, 1995, 1994 and 1993, the advisory fees paid to the Adviser with respect to each money market Fund were as follows:

               11/30/95  Waived 11/30/94  Waived 11/30/93  Waived

Cash Reserve
 Fund          $1,933,503 $0    $1,657,907 $0    $1,975,064 $0
U.S. Treasury
 Money Fund    $1,296,973 $0    $1,600,262 $0
Tax Free Money
 Fund          $  766,014 $0    $  605,671 $0    $  704,097 $0

Fees paid to the Adviser with respect to the bond and equity funds were as follows:

               11/30/95  Waived 11/30/94  Waived 11/30/93  Waived

Limited Term
 Bond Fund     $  417,675 $0    $  429,077 $0    $  381,139 $0
Intermediate
 Bond Fund     $  469,601 $0    $  429,478 $0    $  255,722 $0
Virginia
 Intermediate
 Municipal
 Bond Fund     $  249,142 $0    $  254,392 $0    $  107,415 $0
Value Fund     $1,521,942 $0    $1,360,865 $0    $1,047,885 $0
Capital
 Appreciation
 Fund          $  141,723 $0    $   87,096 $0    $   40,173 $0
Special Equity
 Fund          $  386,506 $0    $  321,826 $0    $  206,402 $0
Government
 Bond Fund     $   35,722 $5,370     N/A   N/A        N/A   N/A
Virginia
 Municipal
 Bond Fund     $   19,433 $3,239     N/A   N/A        N/A   N/A
Maryland
 Municipal
 Bond Fund         N/A      N/A      N/A   N/A        N/A   N/A

None of the Maryland Municipal Bond, Government Bond or Virginia
Municipal Bond Funds conducted operations during the fiscal years ended November 30, 1994 and 1993.

In addition to receiving its advisory fee from the Funds, the Adviser may also act and be compensated as investment manager for its clients with respect to assets which are invested in a Fund. In some instances the Adviser may elect to credit against any investment management fee received from a client who is also a shareholder in the Fund an amount equal to all or a portion of the fees received by the Adviser and its affiliates from a Fund with respect to the client's assets invested in the Fund.

The Adviser has agreed to reimburse a Fund for certain of the operating expenses (exclusive of interest, taxes, and brokerage fees and expenses paid pursuant to the Distribution Plan and organization expenses, all to the extent permitted by applicable state law or regulation) which in any year exceed the limits prescribed by any state in which the Fund's shares are qualified for sale. Currently, the most restrictive expense ratio limitation imposed by any state is 2 1/2% of the first $30 million of a Fund's average net assets, 2% of the next $70 million of its average net assets and 1 1/2% of its average net assets in excess of $100 million. Shares of the Funds are not currently qualified for sale in any state which limits operating expenses. For the purpose of this obligation to reimburse expenses, each Fund's annual expenses are estimated and accrued daily, and any appropriate estimated payments will be made by the Adviser monthly. No such reimbursement was payable with respect to the fiscal year ended November 30, 1995.

Subject to the obligations of the Adviser to reimburse a Fund for its excess expenses as described above, the Company has, under each Advisory Agreement, confirmed its obligation to pay all other expenses, including interest charges, taxes, brokerage fees and commissions; certain insurance premiums; fees, interest charges and expenses of the custodian, transfer agent and dividend disbursing agent; telecommunications expenses; auditing, legal and compliance expenses; costs of forming the corporation and maintaining corporate existence; costs of preparing and printing the Company's prospectus, statement of additional information, subscription order forms and shareholder reports and delivering them to existing and prospective shareholders; costs of maintaining books of original entry for portfolio and Fund accounting and other required books and accounts and of calculating the net asset value of shares of the Funds; costs of reproduction, stationery and supplies; compensation of directors and officers and employees of the Company and costs of other personnel performing services for the Company who are not officers of the Adviser, the Company's Distributor or their respective affiliates; costs of corporate meetings; SEC registration fees and related expenses; state securities laws registration fees and related expenses; fees payable to the Adviser under the Advisory Agreements and to the Company's Distributor under the Administration and Distribution
Agreement and all other fees and expenses paid by a Fund or Class pursuant to the Administration Plans or Distribution
Plans.

                       ADMINISTRATOR AND DISTRIBUTOR

THE ADMINISTRATOR

The Company and SEI Financial Services Corporation (the
"Administrator") have entered into an administration agreement
(the "Administration Agreement") effective March 1, 1995.

The Administration Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith or negligence on the part of the Administrator in the performance of its duties or from reckless disregard by it of its duties and obligations thereunder.

The Administrator, a wholly-owned subsidiary of SEI Corporation ("SEI"), was organized as a Delaware corporation in 1969 and has its principal business offices at 680 East Swedesford Road, Wayne, PA 19087. Alfred P. West, Jr., Henry H. Greer
and Carmen V. Romeo, constitute the Board of Directors of the Administrator and the Distributor. Mr. West is the Chairman of the Board and Chief Executive Officer of SEI, the Administrator
and the Distributor.   Mr. Greer serves as the President and
Chief Operating Officer of SEI, the Administrator and the Distributor. SEI and its subsidiaries are leading providers of funds evaluation services, trust accounting systems, and brokerage and information services to financial institutions, institutional investors and money managers. The Administrator also serves as administrator to the following other mutual funds:
SEI Daily Income Trust; SEI Liquid Asset Trust; SEI Tax Exempt Trust; SEI Index Funds; SEI Institutional Managed Trust; SEI International Trust; Stepstone Funds; The Compass Capital Group, FFB Lexicon Funds; The Advisors' Inner Circle Fund, The Pillar Funds; CUFund; STI Classic Funds; CoreFunds, Inc.; First American Funds, Inc.; First American Investment Funds, Inc.; The Arbor Fund; 1784 Funds; MarquisSM Funds, Morgan Grenfell Investment Trust; The PBHG Funds, Inc; Inventor Funds, Inc.; The Achievement Funds Trust; Insurance Investment Products Trust; Bishop Street Funds; and Conestoga Family of Funds.

The Administrator is entitled to a fee, calculated daily and paid monthly, at an annual rate of .15% of average daily net assets of each of the Funds.

For the fiscal year ended November 30, 1995, the Administrator was compensted for its services under the Administration
Agreement as follows:

Cash Reserve Fund        $724,959, of which $0 was waived
U.S. Treasury Money Fund $486,365, of which $0 was waived
Tax Free Money Fund      $287,134, of which $0 was waived
Limited Term Bond Fund   $125,310, of which $0 was waived
Intermediate Bond Fund   $117,410, of which $0 was waived
Government Bond Fund     $8,805, of which $8,805 was waived
VA Intermediate Municipal
  Bond Fund              $74,748, of which $34,384 was waived
VA Municipal Bond Fund   $4,858, of which $4,858 was waived
Value Fund               $304,389, of which $0 was waived
Capital Appreciation
 Fund                    $28,470, of which $0 was waived
Special Equity Fund      $77,120, of which $0 was waived.

                         THE DISTRIBUTOR

SEI Financial Services Company (the "Distributor"), a wholly-owned subsidiary of SEI, and the Company are parties to a distribution agreement ("Distribution Agreement") effective as of March 1, 1995. The Distribution Agreement shall be reviewed and ratified at least annually (i) by the Company's Directors or by the vote of a majority of the outstanding shares of the Company, and (ii) by the vote of a majority of the Directors of the Company who are not parties to the Distribution Agreement or interested persons (as defined in the 1940 Act) of any party to the Distribution Agreement, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement will terminate in the event of any assignment, as defined in the 1940 Act, and is terminable with respect to a particular Fund on not less than sixty days' notice by the Directors, by vote of a majority of the outstanding shares of such Fund or by the Distributor.

DISTRIBUTION PLAN

The Board of Directors of the Company has approved an Amended and Restated Distribution and Service Plan (the "Distribution Plan") pursuant to Rule 12b-1 of the 1940 Act (the "Rule"). Under the Distribution Plan the Distributor is compensated at the annual rate of .15% of the aggregate average daily net assets of the Trust Class shares of the Funds. The Distributor will be compensated for distribution services provided to the Trust Class shares including the printing and distribution of Prospectuses, Statements of Additional Information or reports prepared for the use in connection with the offering of shares of the Fund (other than to existing shareholders at the time of such mailing), the expenses incurred for the preparation of any other literature used by the Distributor in connection with any such offering.
The Distributor has agreed to waive any fees payable pursuant to the Distribution Plan attributable to Trust Class shares, and will bear the costs of other distribution-related activities.
The Distributor reserves the right to terminate its waiver at any time at its sole discretion.

A SHARES AND B SHARES DISTRIBUTION PLANS

The Distribution Plan further provides that the A Shares will pay the Distributor a fee of .15% of the average daily net assets of the funds and an additional .25% of the average daily net assets of the money market funds, which the Distributor can use to compensate broker/dealers and service providers, including the Adviser and its affiliates which provide administrative and/or distribution services to the Class A Shareholders or their customers who beneficially own Class A Shares. All of the fees currently are being waived by the Distributor.

The Company has adopted the Investors Class B Distribution and Service Plan (the "B Shares Distribution Plan") in accordance with the provisions of the Rule which regulates circumstances under which an investment company may directly or indirectly bear expenses relating to the distribution of its shares. The B Shares Distribution Plan provides that B Shares will pay the Distributor a fee of .75% of the average daily net assets of the funds which offer B Shares. Continuance of the B Shares Distribution Plan must be approved annually by a majority of the Directors of the Company. The B Shares Distribution Plan requires that quarterly written reports of amounts spent under the B Shares Distribution Plan and the purposes of such expenditures be furnished to and reviewed by the Directors. The B Shares Distribution Plan may not be amended to increase materially the amount which may be spent thereunder without approval by a majority of the outstanding shares of the Company. All material amendments of the Plan will require approval by a majority of the Directors of the Company and of the Qualified Directors.

For the fiscal year ended November 30, 1995, the Distributor was compensated beginning March 1, 1995 for its services under the B
Shares Distribution Plan as follows:

Cash Reserve Fund     $74, of which $10 was waived
Government Bond Fund  $656, of which $87 was waived
VA Municipal Bond
 Fund                 $1,835, of which $245 was waived
Value Fund            $3,833, of which $511 was waived
Special Equity Fund   $1,403, of which $87 was waived.

Also, pursuant to the B Shars Distribution Plan, the Distributor is compensated at an annual rate of .25% of B Shares' average net assets for providing ongoing shareholder support services to investors in B Shares for its services under a Shareholder
Services Plan as follows:

Cash Reserve Fund     $25, of which $5 was waived
Government Bond Fund  $217, of which $43 was waived
VA Municipal Bond
 Fund                 $612, of which $122 was waived
Value Fund            $1,277, of which $255 was waived
Special Equity Fund   $468, of which $94 was waived.

Prior to March 1, 1995, Fidelity Distributor Corporation ("FDC") served as the Funds' administrator and distributor under the Administrative and Distribution Plans.

For the fiscal years ended November 30, 1995 (through February
28, 1995), November 30, 1994 and 1993, FDC was compensated for its services under each operative Distribution Plan as follows:

Cash Reserve Fund         $152,042, $631,053 and $744,853, of
which $0, $0 and $0 was waived
U.S. Treasury Money Fund  $112,822, $499,978 and $600,093, of
which $0, $0 and $0 was waived
Tax Free Money Fund       $65,682, $228,173 and $264,036, of
which $0, $0 and $0 was waived
Limited Term Bond Fund    $30,482, $128,753 and $114,342, of
which $0, $0 and $0 was waived
Intermediate Bond Fund    $28,685, $107,382 and $63,930, of which
$0, $0 and $0 was waived
VA Intermediate Municipal
 Bond Fund                $18,356, $76,321 and $32,224, of which
$15,576, $64,180 and $27,670 was waived
Value Fund                $65,118, $272,207 and $209,577, of
which $0, $0 and $0 was waived
Capital Appreciation Fund $5,362, $17,420 and $8,035, of which $0, $0 and $0 was waived
Special Equity Fund       $17,171, $64,372 and $41,280, of which
$0, $0 and $0 was waived.

For the fiscal years ended November 30, 1995 (through February 28, 1995), November 30, 1994 and 1993, FDC was compensated under the A Shares Distribution Plan which provides for an additional .25% of average daily net assets of the money market funds as follows: Cash Reserve Fund, $12,283, $9,057 and $24; U.S. Treasury Money Fund, $0, $0 and $0; and Tax Free Money Fund, $468, $939 and $141.

The following represents expenses made pursuant to the Rule for the fiscal year ended November 30, 1995.

                                 12b-1 Expenses
                           Promotion
              Third Party  and         Marketing  Distri- Main-
Fund          Payments     Advertising Management bution  tenance

Cash Reserve
 Fund         $   64
U.S. Treasury
 Money Fund       --           --          --       --       --
Tax Free
 Money Fund       --           --          --       --       --
Limited Term
 Bond Fund        --           --          --       --       --
Intermediate
 Bond Fund        --           --          --       --       --
Government
 Bond Fund       569           --          --       --       --
VA Intermed-
 iate Municipal
 Bond Fund        --           --          --       --       --
VA Municipal
 Bond Fund     1,590           --          --       --       --
Value Fund     3,322           --          --       --       --
Capital
 Appreciation
 Fund             --           --          --       --       --
Special Equity
 Fund          1,216           --          --       --       --

In addition, Capitoline may use all or a portion of the fee received under its advisory contract, past profits or other resources to pay financial institutions and other industry professionals such as investment advisors, broker-dealers (including Crestar Securities Corporation) accountants and estate planning firms ("Qualified Recipients") for shareholder services.

These Qualified Recipients may be paid for such services from the fees paid by the Funds to Capitoline. The Plans also provide that Capitoline may engage banks as Qualified Recipients for performing certain shareholder support services. Capitoline will make such payments only to Qualified Recipients who provide shareholder support services. These shareholder services may include, among other things, answering client inquiries, investing client account balances automatically in Fund shares, arranging for bank wires, and such other client services of a nature generally provided by a bank as may seem appropriate. Capitoline will enter into written agreements with Qualified Recipients who receive payments pursuant to a Plan. Payments will be made on the basis of the average daily net asset value of a Fund's shares owned by shareholders for whom the Qualified Recipient is the holder of record or with whom the Qualified Recipient has a servicing relationship.

As discussed in the Prospectus, the Company recognizes that the Glass-Steagall Act and other applicable laws prohibit banks from engaging in the business of underwriting, selling or distributing securities. Accordingly, the Distributor will engage banks as Qualified Recipients only to perform administrative and shareholder servicing functions. While the matter is not free from doubt, the Company's Board of Directors believes on advice of counsel that such laws should not preclude a bank from performing shareholder support services. However, judicial or administrative decisions or interpretations of such laws, as well as changes in federal or state statutes or regulations relating to the permissible activities of banks and their subsidiaries or affiliates, could prevent a bank from continuing to perform all or a part of its servicing activities. If banks or bank affiliates were prohibited from so acting, the Company would change its existing policies to permit bank customers who are shareholders to remain shareholders of a Fund and would implement alternative means for continuing the servicing of such shareholders. In such event, changes in the operation of a Fund might occur and a shareholder serviced by such bank might no longer be able to make use of any automatic investment or other services then being provided by the bank.

                            TRANSFER AGENT

Pursuant to a Transfer Agent Agreement dated as of July 10, 1992 between the Company, on behalf of each of the Funds, and Crestar Bank, the Transfer Agent for each of the Funds is Crestar Bank ("Transfer Agent"). The Transfer Agent maintains an account for each shareholder and monitors tax reporting, performs other transfer agency functions and acts as dividend disbursing agent for each Fund. For these services, the Transfer Agent will be paid an annual fee of .06% of the average daily net assets of the A Shares and B Shares of each Fund and .05% of the average daily net assets of the Trust Class of each Fund.

The Transfer Agent Agreement will continue in effect only if such continuance is specifically approved at least annually by the Board of Directors or by a vote of the shareholders and in either case by a majority of the Directors who are not parties to the Transfer Agent Agreement or interested persons of any such party, at a meeting called for the purpose of voting on the Transfer Agent Agreement.

                            CUSTODIAN

Pursuant to a Custodian Agreement dated as of July 10, 1992 between the Company, on behalf of each of the Funds, and Crestar Bank, Crestar Bank (the "Custodian") acts as the Custodian of each Fund's assets. The Custodian's responsibilities include safeguarding and controlling the Funds' cash and securities, handling the receipt and delivery of securities and collecting income on Fund investments. For these services, the Custodian will receive a fee, with respect to each money market fund, computed and paid monthly, based on the total net assets of each such Fund, the number of portfolio transactions of the Fund and the number of securities in the Fund's portfolio. The Custodian's fee for any fiscal year of the Company will not exceed, with respect to each money market fund,
 .04% of each such Fund's average daily net assets. The Custodian's fee with respect to each bond and equity fund will be
 .04% of each such Fund's average daily net assets.

                              AUDITOR

Deloitte & Touche LLP, Two World Financial Center, New York, New
York 10281, independent auditors, have been selected as auditors for the Company. Deloitte & Touche LLP has acted as independent auditors of the Company since its inception.

                   PRINCIPAL HOLDERS OF SECURITIES

A shareholder owning of record or beneficially more than 25% of a particular Fund's shares may be considered to be a "controlling person" of that Fund. Accordingly, its vote could have a more significant effect on matters presented at shareholder meetings than the votes of the fund's other shareholders. The following persons owned of record 25% or more of the outstanding shares of the Trust Class of the indicated Funds as of September 30, 1995:

Fund Name                 Shareholder          %

Cash Reserve Fund         Crestar Bank        97%
                          P.O. Box 26665
                          Richmond, VA  23261

U.S. Treasury Money Fund  Crestar Bank        98%
                          P.O. Box 26665
                          Richmond, VA  23261

Tax Free Money Fund       Crestar Bank        99%
                          P.O. Box 26665
                          Richmond, VA  23261

Limited Term Bond Fund    Crestar Bank        91%
                          P.O. Box 26665
                          Richmond, VA  23261

Intermediate Bond Fund    Crestar Bank        88%
                          P.O. Box 26665
                          Richmond, VA  23261

Virginia Intermediate     Crestar Bank        90%
Municipal Bond Fund       P.O. Box 26665
                          Richmond, VA  23261

Virginia Municipal Bond
 Fund                     Crestar Bank         88%
                          P.O. Box 26665
                          Richmond, VA  23261

Value Fund                Crestar Bank         93%
                          P.O. Box 26665
                          Richmond, VA  23261

Capital Appreciation Fund Crestar Bank         48%
                          P.O. Box 26665
                          Richmond, VA  23261

Special Equity Fund       Crestar Bank         91%
                          P.O. Box 26665
                          Richmond, VA  23261

                          FINANCIAL STATEMENTS

The financial statements and financial highlights for the fiscal year ended November 30, 1995 for Cash Reserve Fund, U.S.
Treasury Money Fund, Tax Free Money Fund, Limited Term Bond Fund (formerly known as Short/Intermediate Bond Fund), Intermediate Bond Fund (formerly known as Bond Fund), Government Bond Fund, Virginia Intermediate Municipal Bond Fund (formerly known as Virginia Municipal Bond Fund), Virginia Municipal Bond Fund, Value Fund, Capital Appreciation Fund and Special Equity Fund are included in the Annual Report which is a separate report supplied with this Statement of Additional Information. The financial statements and financial highlights are incorporated herein by reference.

                              APPENDIX

Description of selected indices:

Dow Jones Industrial Average is an unmanaged index of 30 common stock prices representing stocks of major industrial companies and includes reinvestment of dividends.

Standard & Poor's 500 Composite Stock Price Index is an unmanaged index of common stock prices and includes reinvestment of dividends.

NASDAQ Composite Index is an unmanaged index of over-the-counter stock prices and does not assume reinvestment of dividends.

Russell 2000 Index is an unmanaged index of small capitalization stocks that includes reinvestment of dividends.

Russell 1000 Growth Index, an unmanaged index, is a broad measure of the performance of growth companies and includes reinvestment of dividends and capital gains.

Value Line Index, an unmanaged index, is a broad measure of both large and small companies and includes reinvestment of dividends and capital gains.

Lehman Brothers Aggregate Bond Index, an unmanaged index, is a broad measure of bond performance and includes reinvestment of dividends.

Lehman Brothers General Obligation Bond Index, an unmanaged index, is a broad measure of the performance of tax-exempt bonds and includes reinvestment of dividends.

Lehman Brothers Government Bond Index is an index comprised of all public obligations of the U.S. Treasury, U.S. Government agencies, quasi-federal corporations, and of corporate debt guaranteed by the U.S. Government. The index excludes flower bonds, foreign targeted issues, and mortgage-backed securities.

Lehman Brothers Corporate Bond Index is an index comprised of all public, fixed-rate, non-convertible investment-grade domestic corporate debt. Issues included in this index are rated at least Baa by Moody's Investors Service or BBB by Standard and Poor's Corporation or, in the case of unrated bonds, BBB by Fitch Investors Service. Collateralized mortgage obligations are not included in the Corporate Bond Index.

The Government Bond Index and the Corporate Bond Index combine to form the Corporate Bond Index.

Lehman Brothers Intermediate Corporate Bond Index is an index comprised of all public, fixed-rate, non-convertible investment-grade domestic corporate debt. Issues included in this index have remaining maturities of one to ten years and are rated at least Baa by Moody's Investors Service or BBB by Standard and Poor's Corporation or, in the case of unrated bonds, BBB by Fitch Investors Service.

Lehman Brothers Long-Term Corporate Bond Index is an index comprised of all public, fixed-rate, non-convertible investment-grade domestic corporate debt. Issues included in this index have remaining maturities greater than ten years and are rated at least Baa by Moody's Investors Service or BBB by Standard and Poor's Corporation, or, in the case of unrated bonds, BBB by Fitch Investors Service.

Salomon Brothers High Grade Corporate Bond Index is an index of high quality corporate bonds with a minimum maturity of at least ten years and with total debt outstanding of at least $50 million. Issues included in the index are rated AA or better by Moody's Investors Service or AA or better by Standard & Poor's Corporation.

Merrill Lynch High and Medium Quality Intermediate-Term Corporate Index is an index comprised of all public, fixed-rate, non-convertible corporate debt. Issues included in this index have remaining maturities of between one year and 9.99 years. Issues included in the index are rated at least BBB by Standard & Poor's Corporation.

Dollar-weighted average maturity is derived by multiplying the value of each investment by the number of days remaining to its maturity, adding these calculations, and then dividing the total by the value of a Fund's portfolio. An obligation's maturity is typically determined on a stated financial maturity basis, although there are some exceptions to this rule. For example, if it is probable that the issuer of an instrument will take advantage of a maturity-shortening device, such as a call, refunding, or redemption provision, the date in which the instrument will probably be called, refunded or redeemed may be considered to be its maturity date. Also, the maturities of mortgage-backed securities and some asset-backed securities, such as collateralized mortgage obligations, are determined on a weighted average life basis, which is the average time for principal to be repaid. For a mortgage security, this average time is calculated by estimating the expected principal payments during the life of the mortgage. The weighted average life of these securities is likely to be substantially shorter than their stated final maturity.

Description of Moody's Investors Service, Inc.'s ratings of state and municipal notes:

Moody's ratings for state and municipal and other short-term obligations are designated Moody's Investment Grade ("MIG," or "VMIG" for variable rate obligations). This distinction is in recognition of the difference between short-term credit risk and long-term credit risk. Factors affecting the liquidity of the borrower and short-term cyclical elements are critical in short-term ratings, while other factors of major importance in bond risk, long-term secular trends for example, may be less important over the short run. Symbols used will be as follows:

MIG-1/VMIG-1 - This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

MIG-2/VMIG-2 - This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

Description of Standard & Poor's Corporation's ratings of state and municipal notes:

SP-1 - Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

SP-2 - Satisfactory capacity to pay principal and interest.

Description of Moody's Investors Service, Inc.'s municipal bond ratings:

Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than Aaa securities.

A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest may be present which suggest a susceptibility to impairment sometime in the future.

Baa - Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Moody's applies numerical modifiers, 1, 2, and 3, in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Description of Standard & Poor's Corporation's municipal bond ratings:

AAA - Debt rated 'AAA' has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

AA - Debt rated 'AA' has a very strong capacity to pay interest and repay principal and differs from the highest rated debt issues only in small degree.

A - Debt rated 'A' has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB - Debt rated 'BBB' is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher categories.

The ratings from AA to CCC may be modified by the addition of a plus or minus to show relative standing within the major rating categories.

Description of Moody's Investors Service, Inc.'s commercial paper ratings:
Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:

       - Leading market positions in well-established industries.
       -  High rates of return on funds employed.
       - Conservative capitalizations structures with moderate reliance on debt and ample asset protection.
       - Broad margins in earnings coverage of fixed financial charges and with high internal cash generation.
       - Well established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Description of Standard & Poor's Corporation's commercial paper ratings:

A - Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2, and 3 to indicate the relative degree of safety.

A-1 - This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong.
Those issues determined to possess overwhelming safety characteristics will be denoted with a plus (+) sign designation.

A-2 - Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated A-1.

                      CRESTFUNDS(R), INC.
                    INVESTORS CLASS SHARES
             STATEMENT OF ADDITIONAL INFORMATION
                     February 7, 1996

This Statement is not a prospectus but should be read in conjunction with (a) the current Investors Class A Shares ("A Shares") and Investors Class B Shares ("B Shares") Prospectus (dated March 29, 1995) for CrestFunds(R), Inc. (the "Company") and (b) the current Prospectus (dated February 7, 1996) for the A Shares and B Shares of the Company's Maryland Municipal Bond Fund. Please retain this document for future reference.
The financial statements and financial highlights, included in the Annual Report for the fiscal year ended November 30, 1995 for Cash Reserve Fund, U.S. Treasury Money Fund, Tax Free Money Fund, Limited Term Bond Fund (formerly known as Short/Intermediate Bond
Fund), Intermediate Bond Fund (formerly known as Bond Fund), Government Bond Fund, Virginia Intermediate Municipal Bond Fund (formerly known as Virginia Municipal Bond Fund), Virginia Municipal Bond Fund, Value Fund, Capital Appreciation Fund and Special Equity Fund are incorporated herein by reference. To obtain without charge additional copies of the A Shares and B Shares Prospectus, the Annual Report, or the Trust Class Prospectus or Statement of Additional Information, please call 1-800-273-7827.

TABLE OF CONTENTS                                          PAGE

INVESTMENT POLICIES AND LIMITATIONS . . . . . . . . . . . . .  3

INVESTMENT PRACTICES. . . . . . . . . . . . . . . . . . . . .  7

PORTFOLIO TRANSACTIONS. . . . . . . . . . . . . . . . . . . . 12

VALUATION OF PORTFOLIO SECURITIES . . . . . . . . . . . . . . 13

FUND PERFORMANCE. . . . . . . . . . . . . . . . . . . . . . . 14

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION. . . . . . . . 19

ADDITIONAL INFORMATION REGARDING PRICING AND REDEMPTIONS. . . 20

DISTRIBUTIONS AND TAXES . . . . . . . . . . . . . . . . . . . 21

DIRECTORS AND OFFICERS AND AFFILIATED PERSONS . . . . . . . . 24

THE ADVISER . . . . . . . . . . . . . . . . . . . . . . . . . 26

ADMINISTRATOR AND DISTRIBUTOR . . . . . . . . . . . . . . . . 28

TRANSFER AGENT. . . . . . . . . . . . . . . . . . . . . . . . 32

CUSTODIAN . . . . . . . . . . . . . . . . . . . . . . . . . . 32

AUDITOR . . . . . . . . . . . . . . . . . . . . . . . . . . . 32

PRINCIPAL HOLDERS OF SECURITIES . . . . . . . . . . . . . . . 32

FINANCIAL STATEMENTS. . . . . . . . . . . . . . . . . . . . . 33

APPENDIX. . . . . . . . . . . . . . . . . . . . . . . . . . . 34

Adviser:
Capitoline Investment Services, Incorporated ("Capitoline" or the
"Adviser")

Transfer Agent:
Crestar Bank (the "Transfer Agent")

Custodian:
Crestar Bank (the "Custodian")

Administrator:
SEI Financial Management Corporation ("SFM")

Distributor:
SEI Financial Services Company ("SFS")

                INVESTMENT POLICIES AND LIMITATIONS

The following policies and limitations supplement those set forth in the Prospectus. Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of a Fund's assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation shall be determined immediately after and as a result of the Fund's acquisition of such security or other asset. Accordingly, any subsequent changes in values, net assets, or other circumstances will not be considered when determining whether the investment complies with a Fund's investment policies and limitations.

Each Fund's fundamental investment policies and limitations cannot be changed without approval by a "majority of the outstanding voting securities," of the Fund (67% or more of the voting securities present or 50% of the outstanding voting securities, whichever is less) as defined in the Investment Company Act of 1940 (the "1940 Act"). However, except for the fundamental investment limitations set forth below, the investment policies and limitations described in this Statement of Additional Information are not fundamental and may be changed without shareholder approval.

THE FOLLOWING ARE THE FUNDAMENTAL INVESTMENT LIMITATIONS OF CASH
RESERVE FUND, U.S. TREASURY MONEY FUND, AND TAX FREE MONEY FUND
SET FORTH IN THEIR ENTIRETY.  EACH MONEY MARKET FUND MAY NOT:

1. with respect to 75% of the Fund's assets (50% in the case of Tax Free Money Fund), invest more than 5% of the total market value of its assets (determined at the time of investment) in the securities of any one issuer other than the United States Government, its agencies or instrumentalities;

2.  issue senior securities;

3.  make short sales of securities;

4.  purchase securities on margin or write put and call options;

5. borrow money, except from banks for temporary or emergency purposes, including the meeting of redemption requests which might require the untimely disposition of securities. Borrowing in the aggregate may not exceed 10%, and borrowing for purposes other than meeting redemptions may not exceed 5%, of the value of the Fund's total assets (including the amount borrowed) at the time the borrowing is made. Outstanding borrowings in excess of 5% of the value of the Fund's total assets will be repaid before any subsequent investments are made by the Fund;

6.  act as an underwriter of securities;

7. invest in the aggregate more than 10% of the value of its net assets in securities, including municipal lease agreements, for which there is no readily available market and in repurchase agreements maturing in more than 7 days;

8. invest more than 25% of the total market value of its assets (determined at the time of investment) in the securities of foreign banks and foreign branches of domestic banks, in the securities of foreign governments or in the securities of issuers conducting their principal business activities in any one industry; provided, (i) there is no limitation on the aggregate of the Fund's investment in obligations (excluding commercial paper) of domestic commercial banks and in obligations of the United States Government, its agencies or its instrumentalities; and (ii) consumer finance companies, industrial finance companies and gas, electric, water and telephone utility companies are each considered to be separate industries;

9. invest in real estate (other than debt obligations secured by real estate or interests therein or debt obligations issued by companies which invest in real estate or interests therein);

10. make loans, except that a Fund may (i) purchase publicly issued debt securities for its portfolio, (ii) enter into repurchase agreements, (iii) with respect to Tax Free Money Fund, lend its portfolio securities in an amount up to 10% of the value of its total assets, and (iv) with respect to Cash Reserve Fund and U.S. Treasury Money Fund, lend its portfolio securities in an amount up to 33 1/3% of the value of its total assets;

11. purchase securities having voting rights except, in the case of Tax Free Money Fund, securities of other investment companies (to the extent permitted by the 1940 Act). Subject to certain exceptions, including a merger, acquisition, consolidation or reorganization involving an investment company, the 1940 Act contains a prohibition against a Fund
    (i) investing more than 5% of its total assets in the securities of another single investment company, (ii) investing more than 10% of its total assets in securities of investment companies, and (iii) purchasing more than 3% of the total outstanding voting stock of another investment company;

12. invest in securities issued, or guaranteed as to principal and interest, by companies that have conducted operations for less than three years, including the operations of predecessors;

13. invest in interest in oil or gas or interests in other mineral exploration or development programs;

14. invest in or hold securities of any issuer if officers and directors of the Company or Capitoline, individually owning beneficially more than 1/2 of 1% of the securities of the issuer, in the aggregate own more than 5% of the issuer's securities;

15. purchase Restricted Securities (as defined in Rule 144 under the Securities Act of 1933 (the "Securities Act"));

16. make investments for the purpose of exercising control over any issuer or other person; and

17. pledge, mortgage, assign or encumber any of its assets except to the extent necessary to secure a borrowing permitted by clause (5).

THE FOLLOWING ARE THE FUNDAMENTAL INVESTMENT LIMITATIONS OF LIMITED TERM BOND FUND, INTERMEDIATE BOND FUND, GOVERNMENT BOND FUND, MARYLAND MUNICIPAL BOND FUND, VIRGINIA INTERMEDIATE MUNICIPAL BOND FUND, AND VIRGINIA MUNICIPAL BOND FUND SET FORTH IN THEIR ENTIRETY. EACH BOND FUND MAY NOT:

1. with respect to 75% of its total assets (50% in the case of Maryland Municipal Bond Fund, Virginia Intermediate Municipal Bond Fund and Virginia Municipal Bond Fund), purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government, or any of its agencies or instrumentalities) if, as a result thereof, (a) more than 5% of the Fund's total assets would be invested in the securities of that issuer, or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer;

2.  issue senior securities, except as permitted under the 1940
    Act;

3. borrow money, except that the Fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;

4. underwrite securities issued by others, except to the extent that the Fund may be considered an underwriter within the meaning of the Securities Act in the disposition of restricted securities;

5. purchase or sell real estate unless acquired as a result of ownership of securities or other instruments, but this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business;

6. purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments;

7. lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements;

8. Maryland Municipal Bond Fund, Virginia Intermediate Municipal Bond Fund and Virginia Municipal Bond Fund may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or tax-exempt obligations issued or guaranteed by a U.S. territory or possession or a state or local government, or a political subdivision of any of the foregoing) if, as a result, more than 25% of each Fund's total assets would be invested in securities of companies whose principal business activities are in the same industry; and

9. Limited Term Bond Fund, Intermediate Bond Fund and Government Bond Fund may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, more than 25% of each Fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry.


THE FOLLOWING ARE THE FUNDAMENTAL INVESTMENT LIMITATIONS OF VALUE
FUND, CAPITAL APPRECIATION FUND AND SPECIAL EQUITY FUND SET FORTH
IN THEIR ENTIRETY.  EACH EQUITY FUND MAY NOT:

1. with respect to 75% of its total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government, or any of its agencies or instrumentalities) if, as a result thereof, (a) more than 5% of the Fund's total assets would be invested in the securities of that issuer, or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer;

2.  issue senior securities, except as permitted under the 1940
    Act;

3. borrow money, except that the Fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;

4. underwrite securities issued by others, except to the extent that the Fund may be considered an underwriter within the meaning of the Securities Act in the disposition of restricted securities;

5. purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, more than 25% of the Fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry;

6. purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);

7. purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments; and

8. lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements.

THE FOLLOWING LIMITATIONS ARE NOT FUNDAMENTAL AND MAY BE CHANGED
WITHOUT SHAREHOLDER APPROVAL.

MONEY MARKET FUNDS:

i. Tax Free Money Fund does not currently intend to purchase a security (other than a security issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, more than 5% of its total assets would be invested in the securities of a single issuer, provided that the Fund may invest up to 50% of its total assets in the first tier securities of a single issuer for up to three business days.

ii. Cash Reserve Fund does not currently intend to purchase a security (other than a security issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, more than 5% of its total assets would be invested in the securities of a single issuer, provided that the Fund may invest up to 25% of its total assets in the first tier securities of a single issuer for up to three business days.

iii. Each Fund does not currently intend to lend any security or make any other loan if, as a result, more than 10% of the value of its total assets would be lent to other parties, but this limitation does not apply to the purchase of debt securities or to repurchase agreements.

iv. Tax Free Money Fund does not currently intend to lend any security or make any other loan.

v. To meet federal requirements for qualification as a "regulated investment company" the Tax Free Money Fund limits its investments so that at the close of each quarter of its taxable year: (a) with regard to at least 50% of total assets, no more than 5% of total assets are invested in the securities of a single issuer, and (b) no more than 25% of total assets are invested in the securities of a single issuer. These limitations do not apply to "government securities" as defined for federal tax purposes.

ALL BOND AND EQUITY FUNDS

vi. Each Fund does not currently intend to purchase securities on margin, except that a Fund may obtain such short-term credits as are necessary for the clearance of transactions.

vii. Each Fund may borrow money only from a bank or by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental limitation 3). Each Fund will not purchase any security while borrowings representing more than 5% of its total assets are outstanding.

viii. Each Fund does not currently intend to purchase any security if, as a result, more than 10% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.

ix. Each Fund does not currently intend to purchase securities of other investment companies except pursuant to the provisions of the 1940 Act.

x. Each Fund does not currently intend to purchase the securities of any issuer (other than securities issued or guaranteed by domestic or foreign governments or political subdivisions thereof) if, as a result, more than 5% of its total assets would be invested in the securities of business enterprises that, including predecessors, have a record of less than three years of continuous operation.

xi. Each Fund does not currently intend to invest in oil, gas, or other mineral exploration or development programs or leases.

xii. Each Fund does not currently intend to purchase or hold the securities of any issuer if those officers and Directors of a Fund who individually own more than 1/2 of 1% of the securities of such issuer together own more than 5% of such issuer's securities.

xiii. Each Fund does not currently intend to sell securities short.

CORPORATE BOND FUNDS, GOVERNMENT BOND FUND, AND EQUITY FUNDS ONLY

xiv. With respect to 100% of its total assets, each Fund does not currently intend to purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result thereof, a Fund would own more than 10% of the outstanding voting securities of such issuer.

xv. Each of the corporate bond and government bond funds does not currently intend to purchase warrants. Warrants acquired by a Fund in units or attached to securities are not subject to this restriction.

xvi. Each Fund does not currently intend to purchase or sell futures contracts or put or call options. This limitation does not apply to options attached to, or acquired or traded together with, their underlying securities, and does not apply to securities that incorporate features similar to options or futures contracts.

MARYLAND MUNICIPAL BOND FUND, VIRGINIA INTERMEDIATE MUNICIPAL
BOND FUND AND VIRGINIA MUNICIPAL BOND FUND ONLY

xvii. To meet federal tax requirements for qualification as a "regulated investment company," Maryland Municipal Bond Fund, Virginia Intermediate Municipal Bond Fund and Virginia Municipal Bond Fund each limits its investments so that at the close of each quarter of its taxable year: (a) with regard to at least 50% of total assets, no more than 5% of total assets are invested in the securities of a single issuer, and (b) no more than 25% of total assets are invested in the securities of a single issuer. Limitations
      (a) and (b) do not apply to "government securities" as defined for federal tax purposes.

xviii. Each Fund does not currently intend to engage in repurchase agreements or make loans, but this limitation does not apply to purchases of debt securities.

xix. Each Fund does not currently intend to purchase or sell futures contracts or call options. This limitation does not apply to options attached to, or acquired or traded together with, their underlying securities, and does not apply to securities that incorporate features similar to options or futures contracts.

                         INVESTMENT PRACTICES

Each Fund's investments must be consistent with its investment objective and policies. Accordingly, not all of the security types and investment techniques discussed below are eligible investments for each of the Funds.

REPURCHASE AGREEMENTS. In a repurchase agreement, a Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed upon price. The resale price reflects the purchase price plus an agreed upon incremental amount which is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value (at least equal to the amount of the agreed upon resale price and marked to market daily) of the underlying security. Each fund may engage in a repurchase agreement with respect to any security in which it is authorized to invest (except that, with respect to the money market funds, the security may have a maturity in excess of 397 days). While it does not presently appear possible to eliminate all risks from these transactions (particularly the possibility of a decline in the market value of the underlying securities, as well as delays and costs to the Funds in connection with bankruptcy proceedings), it is the Funds' current policy to limit repurchase agreements to those parties whose creditworthiness has been reviewed and found satisfactory by Capitoline pursuant to procedures established by the Board of Directors.

REVERSE REPURCHASE AGREEMENTS. In a reverse repurchase agreement a Fund sells a portfolio instrument to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase the instrument at a particular price and time. While a reverse repurchase agreement is outstanding, a Fund will maintain appropriate liquid assets in a segregated custodial account to cover its obligation under the agreement. A Fund will enter into reverse repurchase agreements only with parties whose creditworthiness has been found satisfactory by Capitoline. Such transactions may increase fluctuations in the market value of a Fund's assets and may be viewed as a form of leverage.

SECURITIES LENDING. The Funds (except Tax Free Money Fund, Maryland Municipal Bond Fund, Virginia Intermediate Municipal Bond Fund and Virginia Municipal Bond Fund) may lend securities to parties such as broker-dealers or institutional investors. Securities lending allows a Fund to retain ownership of the securities loaned and, at the same time, to earn additional income. Since there may be delays in the recovery of loaned securities, or even a loss of rights in collateral supplied should the borrower fail financially, loans will be made only to parties deemed by Capitoline to be creditworthy pursuant to procedures established by the Board of Directors. Furthermore, they will only be made if, in Capitoline's judgment, the income to be earned from such loans would justify the risk.

It is the current view of the staff of the Securities and Exchange Commission ("SEC") that a Fund may engage in loan transactions only under the following conditions: (1) the Fund must receive at least 100% collateral in the form of cash or cash equivalents (e.g., U.S. Treasury bills or notes) from the borrower; (2) the borrower must increase the collateral whenever the market value of the securities loaned (determined on a daily basis) rises above the value of the collateral; (3) after giving notice, the Fund must be able to terminate the loan at any time;
(4) the Fund must receive reasonable interest on the loan or a flat fee from the borrower, as well as amounts equivalent to any dividends, interest, or other distributions on the securities loaned and any increase in market value; (5) the Fund may pay only reasonable custodian fees in connection with the loan; and
(6) the Board of Directors must be able to vote proxies on the securities loaned, either by terminating the loan or by entering into an alternative arrangement with the borrower.

Cash received through loan transactions may be invested in short-term, high quality debt securities, U.S. government securities or money market instruments. Investing this cash subjects that investment, as well as the security loaned, to market forces (i.e., capital appreciation or depreciation).

FOREIGN INVESTMENTS. Investing in securities issued by companies or other issuers whose principal activities are outside the United States may involve significant risks in addition to the risks inherent in U.S. investments. The value of securities denominated in foreign currencies and of dividends and interest paid with respect to such securities will fluctuate based on the relative strength of the U.S. dollar. In addition, there is generally less publicly available information about foreign issuers' financial condition and operations, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Foreign issuers are generally not bound by uniform accounting, auditing and financial reporting requirements and standards of practice comparable to those applicable to U.S. issuers. Further, economies of particular countries or areas of the world may differ favorably or unfavorably from the economy of the United States.

Investing abroad also involves different political and economic risks. Foreign investments may be affected by actions of foreign governments adverse to the interests of U.S. investors, including the possibility of expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars, or other government intervention. There may be a greater possibility of default by foreign governments or foreign government-sponsored enterprises. Investments in foreign countries also involve a risk of local political, economic, or social instability, military action or unrest, or adverse diplomatic developments. There is no assurance that Capitoline will be able to anticipate these potential events or counter their effects. The considerations noted above generally are intensified for investments in developing countries. Developing countries may have relatively unstable governments, economies based on only a few industries, and securities markets that trade a small number of securities.

Foreign markets may offer less protection to investors than U.S. markets. It is anticipated that in most cases the best available market for foreign securities will be on exchanges or in over-the-counter markets located outside of the United States.
Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile that securities of comparable U.S. issuers. Foreign security trading practices, including those involving securities settlement where fund assets may be released prior to receipt of payment, may expose a Fund to increased risk in the event of a failed trade or the insolvency of a foreign broker-dealer, and may involve substantial delays. In addition, the costs of foreign investing, including withholding taxes, brokerage commissions and custodial costs, are generally higher that for U.S. investors. In general, there is less overall governmental supervision and regulation of securities exchanges, brokers, and listed companies than in the United States. It may also be difficult to enforce legal rights in foreign countries.

Cash Reserve Fund, the corporate bond funds and the equity funds may invest in U.S. dollar denominated foreign securities that impose restrictions on transfer within the U.S. or to U.S. persons. Although securities subject to transfer restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions.

American Depositary Receipts and European Depositary Receipts ("ADRs" and "EDRs") are certificates evidencing ownership of shares of a foreign-based issuer held in trust by a bank or similar financial institution. Designed for use in U.S. and European securities markets, respectively, ADRs and EDRs are alternatives to the purchase of the underlying securities in their national markets and currencies.

INDEXED SECURITIES. A Fund may purchase securities whose prices are indexed to the prices of other securities, securities indices, currencies, precious metals or other commodities, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. Gold-indexed securities, for example, typically provide for a maturity value that depends on the price of gold, resulting in a security whose price tends to rise and fall together with gold prices.

The performance of indexed securities depends to a great extent on the performance of the security or other instrument to which they are indexed, and may also be influenced by interest rate changes. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, and certain U.S. government agencies. Indexed securities may be more volatile than the underlying instruments.

DELAYED DELIVERY TRANSACTIONS. These transactions involve a commitment by a Fund to purchase or sell specific securities at a predetermined price and/or yield, with payment and delivery taking place after a period longer than the customary settlement period for that type of security (and more than seven days in the future). Typically, no interest accrues to the purchaser until the security is delivered. Each money market and bond fund may receive fees for entering into delayed delivery transactions.

When purchasing securities on a delayed delivery basis, a Fund assumes the rights and risks of ownership, including the risk of price and yield fluctuations. Because a Fund is not required to pay for securities until the delivery date, these risks are in addition to the risks associated with the Fund's other investments. If a Fund remains substantially fully invested at a time when delayed delivery purchases are outstanding, the delayed delivery purchases may result in a form of leverage. When delayed delivery purchases are outstanding, a Fund will set aside cash or other appropriate liquid assets such as U.S. government securities, or other high grade debt securities in a segregated custodial account to cover its purchase obligations. When a Fund has sold a security on a delayed delivery basis, the Fund does not participate in further gains or losses with respect to the security. If the other party to a delayed delivery transaction fails to deliver or pay for the securities, the Fund could miss a favorable price or yield opportunity, or could suffer a loss. A Fund may renegotiate delayed delivery transactions after they are entered into, and may sell underlying securities before they are delivered, which may result in capital gains or losses.

REFUNDING CONTRACTS. A Fund may purchase securities on a when-issued basis in connection with the refinancing of an issuer's outstanding indebtedness. Refunding contracts require the issuer to sell and the Fund to buy refunded municipal obligations at a stated price and yield on a settlement date that may be several months or several years in the future. A Fund generally will not be obligated to pay the full purchase price if it fails to perform under a refunding contract. Instead, refunding contracts generally provide for payment of liquidated damages to the issuer (currently 15-20% of the purchase price). A Fund may secure its obligations under a refunding contract by depositing collateral or a letter of credit equal to the liquidated damages provisions of the refunding contract. When required by SEC guidelines, a Fund will place liquid assets such as cash, U.S. government securities, or other high grade debt securities in a segregated custodial account equal in amount to its obligations under refunding contracts.

VARIABLE OR FLOATING RATE DEMAND OBLIGATIONS ("VRDOS"/"FRDOS") are tax-exempt obligations that bear variable or floating interest rates and carry rights that permit holders to demand payment of the unpaid principal balance plus accrued interest from the issuers or certain financial intermediaries. Floating rate securities have interest rates that change whenever there is a change in a designated base rate while variable rate instruments provide for a specified periodic adjustment in the interest rate. These formulas are designed to result in a market value for the VRDO or FRDO that approximates its par value.

With respect to each money market fund, a demand instrument with a conditional demand feature must have received both a short-term and a long-term high quality rating or, if unrated, have been determined to be of comparable quality pursuant to procedures adopted by the Board of Directors. A demand instrument with an unconditional demand feature may be acquired solely in reliance upon a short-term high quality rating or, if unrated, upon finding of comparable short-term quality pursuant to procedures adopted by the Board of Directors.

A Fund may invest in fixed-rate bonds that are subject to third party puts and in participation interests in such bonds held by a bank in trust or otherwise. These bonds and participation interests have tender options or demand features that permit the Funds to tender (or put) their bonds to an institution at periodic intervals of up to one year and to receive the principal amount thereof. Each Fund considers variable rate instruments structured in this way ("participating VRDOs") to be essentially equivalent to other VRDOs that it may purchase. The IRS has not ruled whether the interest on participating VRDOs is tax-exempt, and accordingly, the Funds intend to purchase these instruments based on opinions of bond counsel.

With respect to the money market funds, a variable rate instrument that matures in 397 days or less may be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate. A variable rate instrument that matures in greater than 397 days but that is subject to a demand feature that is 397 days or less may be deemed to have a maturity equal to the longer of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand. A floating rate instrument that is subject to a demand feature may be deemed to have a maturity equal to the period remaining until the principal amount may be recovered through demand. The money market funds may purchase a demand instrument with a remaining final maturity in excess of 397 days only if the demand feature can be exercised on no more than 30 days' notice (a) at any time or (b) at specific intervals not exceeding 397 days.

TENDER OPTION BONDS are created by coupling an intermediate or long-term tax-exempt bond (generally held pursuant to a custodial agreement) with a tender agreement that gives the holder the option to tender the bond at its face value. As consideration for providing the tender option, the sponsor (usually a bank, broker-dealer, or other financial institution) receives periodic fees equal to the difference between the bond's fixed coupon rate and the rate (determined by a remarketing or similar agent) that would cause the bond, coupled with the tender option, to trade at par on the date of such determination. After payment of the tender option fee, a Fund effectively holds a demand obligation that bears interest at the prevailing short-term tax-exempt rate. Subject to applicable regulatory requirements, the money market funds may buy tender option bonds if the agreement gives the Fund the right to tender the bond to its sponsor no less frequently than once every 397 days. In selecting tender option bonds for the Funds, Capitoline will, pursuant to procedures established by the Board of Directors, consider the creditworthiness of the issuer of the underlying bond, the custodian, and the third party provider of the tender option. In certain instances, a sponsor may terminate a tender option if, for example, the issuer of the underlying bond defaults on interest payments.

STANDBY COMMITMENTS are puts that entitle holders to same day settlement at an exercise price equal to the amortized cost of the underlying security plus accrued interest, if any, at the time of exercise. A Fund may acquire standby commitments to enhance the liquidity of portfolio securities, but in the case of the money market funds, only when the issuers of the commitments present minimal risk of default.

Ordinarily a Fund will not transfer a standby commitment to a third party, although it could sell the underlying municipal security to a third party at any time. A Fund may purchase standby commitments separate from or in conjunction with the purchase of securities subject to such commitments. In the latter case, a Fund would pay a higher price for the securities acquired, thus reducing their yield to maturity. Standby commitments will not affect the dollar-weighted average maturity of the money market funds, or the valuation of the securities underlying the commitments.

Standby commitments are subject to certain risks, including the ability of issuers of standby commitments to pay for securities at the time the commitments are exercised; the fact that standby commitments are not marketable by the Funds; and the possibility that the maturities of the underlying securities may be different from those of the commitments.

MUNICIPAL LEASE OBLIGATIONS. The municipal bond funds may invest a portion of their assets in municipal leases and participation interests therein. These obligations, which may take the form of a lease, an installment purchase, or a conditional sale contract, are issued by state and local governments and authorities to acquire land and a wide variety of equipment and facilities, such as fire and sanitation vehicles, telecommunications equipment, and other capital assets. Generally, a Fund will not hold such obligations directly as a lessor of the property, but will purchase a participation interest in a municipal obligation from a bank or other third party. A participation interest gives a Fund a specified, undivided interest in the obligation in proportion to its purchased interest in the total amount of the obligation.

Municipal leases frequently have risks distinct from those associated with general obligation or revenue bonds. State constitutions and statutes set forth requirements that states or municipalities must meet to incur debt. These may include voter referenda, interest rate limits, or public sale requirements. Leases, installment purchases, or conditional sale contracts (which normally provide for title to the leased asset to pass to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting their constitutional and statutory requirements for the issuance of debt. Many leases and contracts include "non-appropriation" clauses providing that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. Non-appropriation clauses free the issuer from debt issuance limitations.

FEDERALLY TAXABLE OBLIGATIONS. The municipal bond funds do not intend to invest in securities whose interest is taxable; however, from time to time each such Fund may invest a portion of its assets in fixed-income obligations whose interest is subject to federal income tax. For example, each such Fund may invest in obligations whose interest is taxable pending the investment or reinvestment in municipal securities of proceeds from the sale of its shares or sales of portfolio securities.

Should a municipal bond fund invest in taxable obligations, it would purchase securities that in Capitoline's judgment are of high quality. These include obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities; obligations of domestic banks; and repurchase agreements. The bond funds' standards for high quality taxable obligations are essentially the same as those described by Moody's Investors Service, Inc. in rating corporate obligations within its two highest ratings of Prime-1 and Prime-2, and those described by Standard and Poor's Corporation in rating corporate obligations within its two highest ratings of A-1 and A-2. Additionally, each Fund will purchase such obligations only in accordance with the quality standards as set forth in the Prospectus.

Proposals to restrict or eliminate the federal income tax exemption for interest on municipal obligations are introduced before Congress from time to time. Proposals may also be introduced before state legislatures that would affect the state tax treatment of a Fund's distributions. If such proposals were enacted, the availability of municipal obligations and the value of each Funds' holdings would be affected and the Board of Directors would reevaluate the Funds' objectives and policies.

Each municipal bond fund anticipates being as fully invested as practicable in municipal securities; however, there may be occasions when as a result of maturities of portfolio securities, or sales of Fund shares, or in order to meet redemption requests, a Fund may hold cash that is not earning income. In addition, there may be occasions when, in order to raise cash to meet redemptions or to preserve credit quality, a Fund may be required to sell securities at a loss.

                       PORTFOLIO TRANSACTIONS

Capitoline may place portfolio transactions with broker-dealers which furnish, without cost, certain research, statistical, and quotation services of value to Capitoline and its affiliates in advising the Funds and other clients, provided that it shall always seek best price and execution with respect to the transactions. Certain investments may be appropriate for the Funds and for other clients advised by Capitoline. Investment decisions for the Funds and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment, and the size of their investments generally. A particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less that all clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. In addition, purchases or sales of the same security may be made for two or more clients of Capitoline on the same day. In such event, such transactions will be allocated among the clients in a manner believed by Capitoline to be equitable to each. In some cases, this procedure could have an adverse effect on the price or amount of the securities purchased or sold by the Fund. Purchase and sale orders for a Fund may be combined with those of other clients of Capitoline in the interest of achieving the most favorable net results for a Fund.

Transactions on U.S. stock exchanges and other agency transactions involve the payment by a Fund of negotiated brokerage commissions. Such commissions vary among different brokers. Also, a particular broker may charge different commissions according to such factors as the difficulty and size of the transaction. Transactions in foreign securities often involve the payment of fixed brokerage commissions, which are generally higher than those in the United States. There is generally no stated commission in the case of securities traded in the over-the-counter markets, but the price paid by a Fund usually includes an undisclosed dealer commission or mark-up. In underwritten offerings, the price paid by a Fund includes a disclosed, fixed commission or discount retained by the underwriter or dealer.

Capitoline places all orders for the purchase and sale of portfolio securities for a Fund through a substantial number of brokers and dealers. In so doing, it uses its best efforts to obtain for a Fund the best price and execution available. In seeking the best price and execution, Capitoline, having in mind a Fund's best interest, considers all factors it deems relevant, including, by way of illustration, price, the size of the transaction, the nature of the market for the security, the amount of the commission, the timing of the transaction taking into account market process and trends, the reputation, experience and financial stability of the broker-dealer involved, and the quality of service rendered by the broker-dealer in other transactions.

It has for many years been a common practice in the investment advisory business for advisers of investment companies and other institutional investors to receive research, statistical, and quotation services from broker-dealers that execute portfolio transactions for the clients of such advisers. Consistent with this practice, Capitoline receives research, statistical, and quotation services from many broker-dealers with which it places a Fund's portfolio transactions. These services, which in some cases may also be purchased for cash, include such matters as general economic and security market reviews, industry and company reviews, evaluations of securities, and recommendations as to the purchase and sale of securities. Some of these services are of value to Capitoline and its affiliates in advising various of their clients (including the Funds), although not all of these services are necessarily useful and of value in managing the Funds. The fee paid by a Fund to Capitoline is not reduced because Capitoline and its affiliates receive such services.

As permitted by Section 28(e) of the Securities Exchange Act of 1934, as amended (the "1934 Act"), Capitoline may cause a Fund to pay a broker-dealer that provides brokerage and research services to Capitoline a commission in excess of the commission charged by another broker-dealer for effecting a particular transaction. To cause a Fund to pay any such greater commissions Capitoline must determine in good faith that such commissions are reasonable in relation to the value of the brokerage or research service provided by such executing broker-dealers viewed in terms of a particular transaction or Capitoline's overall responsibilities to the Fund or its other clients. In reaching this determination, Capitoline will not attempt to place a specific dollar value on the brokerage or research services provided or to determine what portion of the compensation should be related to those services.

It is expected that a Fund may execute brokerage or other agency transactions through the Distributor or an affiliate of the Distributor or through an affiliate of the Advisor, which are registered broker-dealers, for a commission consistent with the 1940 Act, the 1934 Act and rules promulgated by the SEC. Under these provisions, the Distributor or an affiliate of the Advisor is permitted to receive and retain compensation for effecting portfolio transactions for a Fund on a securities exchange. These rules further require that commissions paid to the Distributor by a Fund for exchange transactions not exceed "usual and customary" brokerage commissions. The rules define "usual and customary" commissions to include amounts which are "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time." In addition, the Fund may direct commission business to one or more designated broker-dealers in connection with such broker-dealers' provision of services to the Fund or payment of certain Fund expenses (e.g., custody, pricing and professional fees). The
Directors of the Company, including those who are not "interested persons" of the Company have adopted procedures for evaluating the reasonableness of commissions paid to the Distributor and will review these procedures periodically.

Brokerage commissions paid by the following Funds for the fiscal years ended 1995, 1994 and 1993 were:

                              1995         1994         1993
Value                         $1,111,862   $467,961     $32,110
Capital Appreciation**        $  321,065   $ 77,685       ----
Special Equity*               $  217,673   $116,129     $ 9,220

 * Inception date 9/28/92
** Inception date 1/11/93

During fiscal year ended 1995, the Fund paid brokerage commissions in the amount of $151,676 to SEI Financial Services Company, which represented 0.6% of the Fund's aggregate brokerage commissions for such period. The dollar amount of transactions effected through such broker represented 0.3% of the Fund's aggregate dollar amount of transactions involving the payment of commissions for such period.

Certain of the Funds that invest primarily in fixed income securities pay SEI Financial Services Company a fee with respect to repurchase transactions. For fiscal 1995 these fees were as follows: U.S. Treasury Money Fund, $74,696; Cash Reserve Fund, $62,813; Limited Term Bond Fund, $334; Intermediate Bond Fund, $118; and Government Bond Fund, $54. These fees represent the only commissions paid by these Funds.

                 VALUATION OF PORTFOLIO SECURITIES

MONEY MARKET FUNDS. Like most money market funds, the Funds value their investments on the basis of amortized cost. This technique involves valuing an instrument at its cost as adjusted for amortization of premium or accretion of discount rather than its value based on current market quotations or appropriate substitutes which reflect current market conditions. The amortized cost value of an instrument may be higher or lower than the price a Fund would receive if it sold the instrument.

Valuing a Fund's instruments on the basis of amortized cost and use of the term "money market fund" are permitted by Rule 2a-7 under the 1940 Act. The Funds must adhere to certain conditions under Rule 2a-7; these conditions are summarized in the Prospectus.

The Company's Board of Directors oversees Capitoline's adherence to SEC rules concerning money market funds, and has established procedures designed to stabilize each money market fund's NAV at $1.00. At such intervals as they deem appropriate, the Directors consider the extent to which NAV calculated by using market valuations would deviate from $1.00 per share. If the Directors believe that a deviation from a Fund's amortized cost per share may result in material dilution or other unfair results to shareholders, the Directors have agreed to take such corrective action, if any, as they deem appropriate to eliminate or reduce, to the extent reasonably practicable, the dilution or unfair results. Such corrective action could include selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; withholding dividends; redeeming shares in kind; establishing NAV by using available market quotations; and such other measures as the Directors may deem appropriate.

During periods of declining interest rates, a Fund's yield based on amortized cost may be higher than the yield based on market valuations. Under these circumstances, a shareholder in a Fund would be able to obtain a somewhat higher yield than would result if the Fund utilized market valuations to determine its NAV. The converse would apply in a period of rising interest rates.

BOND FUNDS. Valuations of portfolio securities furnished by the pricing service employed by the Funds are based upon a computerized matrix system and/or appraisals by the pricing service, in each case in reliance upon information concerning market transactions and quotations from recognized securities dealers. The methods used by the pricing service and the quality of valuations so established are reviewed by officers of the Funds and the Funds' pricing agent under general supervision of the Board of Directors. There are a number of pricing services available, and the Board of Directors, on the basis of on-going evaluation of these services, may obtain quotes directly from broker-dealers or market-makers, may use other pricing services or discontinue the use of any pricing service in whole or in part.

EQUITY FUNDS. Securities owned by the Funds are appraised by various methods depending on the market or exchange on which they trade. Securities traded on the New York Stock Exchange or the American Stock Exchange are appraised at the last sale price, or if no sale has occurred, at the closing bid price. Securities traded on other exchanges are appraised as nearly as possible in the same manner. Securities and other assets for which exchange quotations are not readily available are valued on the basis of closing over-the-counter bid prices, if available, or at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Directors.

                        FUND PERFORMANCE

YIELD CALCULATIONS. In computing each Class of the money market funds' YIELD for a period, the net change in value of a hypothetical account containing one share reflects the value of additional shares purchased with dividends from the one original share and dividends declared on both the original share and any additional shares. The net change is then divided by the value of the account at the beginning of the period to obtain a base period return. This base period return is annualized to obtain a current ANNUALIZED YIELD. Each Class of the money market funds may also calculate a compounded EFFECTIVE YIELD by compounding the base period return over a one year period. In addition to the current yield, each Class may quote yields in advertising based on any historical seven day period. Yields for the money market funds are calculated on the same basis as other money market funds, as required by regulation.

For the bond funds, yields used in advertising are computed by dividing a Class' interest income for a given 30-day or one-month period, net of a Class of shares' expenses, by the average number of shares of the class entitled to receive dividends during the period, dividing this figure by the Class' NAV (A Shares includes the maximum sales charge) at the end of the period and annualizing the result (assuming compounding of income) in order to arrive at an annual percentage rate. Income is calculated for purposes of each Class' yield quotations in accordance with standardized methods applicable to all stock and bond funds. In general, interest income is reduced with respect to bonds trading at a premium over their par value by subtracting a portion of the premium from income on a daily basis, and is increased with respect to bonds trading at a discount by adding a portion of the discount to daily income. Capital gains and losses generally are excluded from the calculation.

Income calculated for the purposes of determining each Class of the bond funds' yield differs from income as determined for other accounting purposes. Because of the different accounting methods used, and because of the compounding of income assumed in yield calculations, each Class' yield may not equal its distribution rate, the income paid to shareholder accounts, or income reported in the Fund's financial statements.

For purposes of the municipal funds, a TAX-EQUIVALENT YIELD is the rate an investor would have to earn from a fully taxable investment after taxes to equal a Class' tax-free yield. Tax-equivalent yields are calculated by dividing a Class' yield by the result of one minus a stated federal or combined federal, state, and city tax rate. (If only a portion of the Class' yield was tax-exempt, only that portion is adjusted in the calculation.) If any portion of a Class' income is derived from obligations subject to state or federal income taxes, its tax-equivalent yield will generally be lower.

Yield information may be useful in reviewing a Class' performance and in providing a basis for comparison with other investment alternatives. However, each Class' yield fluctuates, unlike investments that pay a fixed interest rate over a stated period of time. When comparing investment alternatives, investors should also note the quality and maturity of the portfolio securities of the respective investment companies that they have chosen to consider.

Investors should recognize that in periods of declining interest rates a Class' yield will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates a Class' yield will tend to be somewhat lower. Also, when interest rates are falling, the inflow of net new money to a Class from the continuous sale of its shares will likely be invested in instruments producing lower yields than the balance of the Fund's holdings, thereby reducing the Class' current yield. In periods of rising interest rates, the opposite can be expected to occur.

The distribution rate, which expresses the historical amount of income dividends paid as a percentage of the share price may also be quoted. The distribution rate is calculated by dividing the daily dividend per share by its offering price (including the maximum sales charge, if applicable) for each day in the 30-day period, averaging the resulting percentages, then expressing the average rate in annualized terms. The distribution rate may also be calculated without giving effect to applicable sales charges.

The following table shows the effect of a shareholder's tax status on effective yield under the federal, Virginia State and Maryland State income tax laws for 1995. It shows the approximate yield a taxable security must provide at various income brackets to produce after-tax yields equivalent to those of hypothetical tax-exempt obligations yielding from 2% to 8%.
Of course, no assurance can be given that any of the Tax Free Money Fund and municipal bond funds will achieve any specific tax-exempt yield. While the Funds invest principally in obligations whose interest is exempt from federal income tax, other income received by the Funds may be taxable, and income produced by the Tax Free Money Fund and municipal bond funds will generally be subject to Virginia or Maryland State income taxation, as the case may be.

              1995 TAX RATES AND TAX-EQUIVALENT YIELDS

Taxable
Income*
                                                Combined Combined
                                                Federal  Federal
                   Federal   Virginia  Maryland and      and
                   Tax       Tax       Tax      Virginia Maryland
                   Bracket   Bracket   Bracket  Tax      Tax
                   **        ***       ****     Brackets Brackets
single   joint
return   return
$0 -      $0 -      15.00%    5.75%    8.00%    19.89%   21.80%
$23,350   $39,000
$23,351   $39,001-  28.00%    5.75%    8.00%    32.14%   33.76%
-$56,550  $94,250
$56,551   $94,251-  31.00%    5.75%    8.00%    34.97%   36.52%
-$117,950 $143,600
$117,951  $143,601  36.00%    5.75%    8.00%    39.68%   41.12%
-$256,500 -$256,500
$256,501  $256,501- 39.60%    5.75%    8.00%    43.07%   44.43%
-above    above

* Taxable income (gross income after all exemptions, adjustments, and deductions) based on current tax rates.

** Excludes the impact of the phaseout of personal exemptions, limitation on itemized deductions, and other credits, exclusions, and adjustments which may raise a taxpayer's marginal tax rate. An increase in a shareholder's marginal tax rate would increase that shareholder's tax-equivalent yield.

*** Virginia has a graduated income tax. The top rate is 5.75% applicable to Virginia taxable income over $17,000.

**** Maryland has a graduated income tax. The top rate is 5.00% applicable to Maryland taxable income over $3,000. In general, Maryland local income taxes imposed by various counties range from 50% to 60% of the State income tax liability, although Worcester County currently imposes an income tax equal to 30% of the state income tax liability. The rate stated assumes a local income tax imposed at 60% of the amount of the state income tax and the tax-equivalent yield table below applicable to effective combined federal and Maryland state tax rates approximates the effect of exemption of distributions of tax-exempt income from the Maryland Municipal Bond Fund from local income tax imposed at that rate.

If your Federal tax rate in 1995 is:
   15.00%        28.00%         31.00%        36.00%       39.60%

Then your tax-equivalent yield is:

Yield
2.00%      2.35%     2.78%    2.90%    3.13%     3.31%
3.00%      3.53%     4.17%    4.35%    4.69%     4.97%
4.00%      4.71%     5.56%    5.80%    6.25%     6.62%
5.00%      5.88%     6.94%    7.25%    7.81%     8.28%
6.00%      7.06%     8.33%    8.70%    9.38%     9.93%
7.00%      8.24%     9.92%   10.14%   10.94%    11.59%
8.00%      9.41%    11.11%   11.59%   12.50%    13.25%

If your effective combined federal and Virginia state tax rate is:
  19.89%         32.14%         34.97%        39.68%       43.07%

Then your tax-equivalent yield is:

Yield
2.00%      2.50%     2.95%     3.08%    3.32%     3.51%
3.00%      3.75%     4.42%     4.61%    4.97%     5.27%
4.00%      4.99%     5.89%     6.15%    6.63%     7.03%
5.00%      6.24%     7.37%     7.69%    8.29%     8.78%
6.00%      7.49%     8.34%     9.23%    9.95%    10.54%
7.00%      8.74%    10.32%    10.76%   11.60%    12.30%
8.00%      9.99%    11.79%    12.30%   13.26%    14.05%

If your effective combined federal and Maryland state tax rate is:
   21.80%       33.76%       36.52%      41.12%         44.43%

Then your tax-equivalent yield is:

Yield
2.00%      2.56%     3.02%     3.15%     3.40%     3.60%
3.00%      3.84%     4.53%     4.73%     5.10%     5.40%
4.00%      5.12%     6.04%     6.30%     6.79%     7.20%
5.00%      6.39%     7.55%     7.88%     8.49%     9.00%
6.00%      7.67%     9.06%     9.45%    10.19%    10.80%
7.00%      8.95%    10.57%    11.03%    11.89%    12.60%
8.00%     10.23%    12.08%    12.60%    13.59%    14.40%

Each of the Funds may invest a portion of its assets in obligations that are subject to state or federal income tax.
When a Fund invests in these obligations, its tax-equivalent yield will be lower. In the table immediately above, tax-equivalent yields are calculated assuming investments made by the Virginia Intermediate Municipal Bond and Virginia Municipal Bond Funds are 100% federally and Virginia tax-free and assuming investments made by the Maryland Municipal Bond Fund are 100% federally and Maryland tax-free.

TOTAL RETURN CALCULATIONS. TOTAL RETURNS quoted in advertising reflect all aspects of the Class of shares' return, including the effect of reinvesting dividends and capital gain distributions (if any), and any change in the Class' NAV over the period. AVERAGE ANNUAL TOTAL RETURNS are calculated by determining the growth or decline in value of a hypothetical historical investment in a Class over a stated period, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. For example, a cumulative total return of 100% over ten years would produce an average annual total return of 7.18%, which is the steady annual rate of return that would equal 100% growth on a compounded basis in ten years. While average annual total returns are a convenient means of comparing investment alternatives, investors should realize that a Class of shares' performance is not constant over time, but changes from year to year, and that average annual total returns represent averaged figures as opposed to the actual year-to-year performance of the Class.

In addition to average annual total returns, each Class may quote unaveraged or CUMULATIVE TOTAL RETURNS reflecting the simple change in value of an investment over a stated period. Average annual and cumulative total returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments, or a series of redemptions, over any time period. Total returns may be broken down into their components of income and capital (including capital gains and changes in share price) in order to illustrate the relationship of these factors and their contributions to total return. A Shares' total returns may be quoted with or without taking the maximum sales charge into account. Excluding A Shares' sales charge from a total return calculation produces a higher total return figure. Total returns, yields, and other performance information may be quoted numerically or in a table, graph, or similar illustration.

HISTORICAL FUND RESULTS. The following table shows the money market funds' yields and effective yields for each Class for the seven-day period ended November 30, 1995.

                 Yield+           Effective    Tax-Equivalent
                                  Yield+           Yield+*
             A Shares  Trust  A Shares  Trust  A Shares  Trust
                       Class            Class            Class


Cash Reserve
  Fund        5.28%    5.29%    5.42%   5.43%     N/A     N/A
U.S. Treasury
 Money Fund    N/A     5.18%     N/A    5.31%     N/A     N/A
Tax Free
 Money Fund   3.14%    3.14%    3.18%   3.19%    4.55%   4.55%

* Based on an assumed federal income tax rate of 31%.

+ Each money market fund's A Shares, which became effective May 3, 1993, pay an additional distribution-related 12b-1 fee of
 .25%, which, when taken into account, results in lower yields. Effective March 31, 1994, U.S. Treasury Money Fund discontinued offering A Shares, and the .25% Rule 12b-1 distribution fee for all the money market funds was waived.

Cash Reserve Fund's B Shares, became effective on March 29, 1995, at which time a .75% 12b-1 fee plus a .25% shareholder service fee began to be imposed.

The following table shows yields and effective yields for each class of the bond funds for the 30-day period ended November 30, 1995 and the average annual total returns for each bond and equity fund for the period ended November 30, 1995.

                                             Yield
                                Trust Class            A Shares



Limited Term Bond Fund             5.26%                5.13%
Intermediate Bond Fund             5.49%                5.31%
Virginia Intermediate
  Municipal Bond Fund              4.03%                3.88%


                                 Average Annual Total Returns+
                                1 year            Life of Fund*
                           A Shares    Trust   A Shares   Trust
                                       Class              Class



Limited Term Bond
 (9/28/92)                  9.51%     11.50%     4.67%    5.38%
Intermediate Bond Fund
  (9/28/92)                13.61%     12.07%     5.90%    6.12%
VA Intermediate Muni.
  Bond (1/11/93)           12.08%     16.09%     4.06%    5.40%
Value Fund (9/28/92)       22.90%     28.76%    11.59%   13.25%
Capital Appreciation
  (1/11/93)                15.24%     20.74%     5.24%    7.50%
Special Equity Fund
  (9/28/92)                14.64%     20.87%    11.01%   12.63%


* Life of Fund figures are for the period beginning on the date indicated above through November 30, 1995.
+ Average annual total returns include the effect of the maximum sales charge. Effective May 3, 1993, the Funds commenced sales of A Shares. This performance information reflects the A Shares' 12b-1 fees and revised transfer agency arrangements for the period May 3, 1993 to November 30, 1995, and therefore, may not be representative of A Shares performance.

Note: Initial offering of B Shares was made on March 29, 1995, at which time a .75% 12b-1 fee (plus a .25% shareholder service fee) began to be imposed.

Each Class' performance may be compared in advertising to the performance of other mutual funds in general or to the performance of particular types of mutual funds, especially those with similar objectives. This performance may be expressed as a ranking prepared by Lipper Analytical Services, Inc. ("Lipper," sometimes referred to as "Lipper Analytical Services"), an independent service, that monitors the performance of mutual funds. The Lipper performance analysis ranks funds on the basis of total return, assuming reinvestment of all distributions, but does not take sales charges or redemption fees into consideration and is prepared without regard to tax consequences. In addition, each Class of the municipal funds' performance may be compared in advertising to the performance of representative individual municipal securities and unit investment trusts comprised of municipal securities.

The Lipper General Equity Funds Average can be used to show how the Funds' performance compares to a broad-based set of equity mutual funds. The Lipper General Equity Funds Average is an average of the total returns of all equity mutual funds (excluding international funds and funds that specialize in particular industries or types of investments) tracked by Lipper.

Ibbotson Associates of Chicago, Illinois provides historical returns of the capital markets in the United States. Each Class may compare its performance to the long-term performance of the U.S. capital markets in order to demonstrate general long-term risk versus reward investment scenarios. Performance comparisons could also include the value of a hypothetical investment in common stocks, long-term bonds, or U.S. Treasury securities.

Each Class of the money market funds also may compare its performance or the performance of securities in which it may invest to IBC/Donoghue's MONEY FUND AVERAGES(TM), which monitors the performance of taxable and tax-free money market funds. This index, which also assumes reinvestment of distributions, is published by IBC/Donoghue's MONEY FUND REPORT(R) of Ashland, Massachusetts 01721.

Each Class also may quote in advertising the performance of various unmanaged indices as may be selected from time to time, and may compare the price volatility of these indices to the price volatility of the Standard & Poor's Composite Index of 500 Stocks ("S&P 500(R) Index"). These indices may include, but are not limited to, the examples shown in the Appendix.

             ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

You may qualify for a reduction in A Shares sales charge under the following programs:

COMBINED PURCHASES. When you invest in A Shares for several accounts at the same time, you may combine these investments into a single transaction if the total is at least $50,000. The following may qualify for this privilege: an individual, or "company" as defined in Section 2(a)(8) of the 1940 Act; an individual, spouse, and their children under age 21 purchasing for his, her, or their own account; a trustee, administrator or other fiduciary purchasing for a single trust estate or single fiduciary account or for a single or a parent-subsidiary group of "employee benefit plans" (as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974); and tax-exempt organizations under Section 501(c)(3) of the Internal Revenue Code.

RIGHTS OF ACCUMULATION. Your "Rights of Accumulation" permit reduced sales charges on any future purchases after you have reached a new breakpoint in A Shares' sales charge schedule (see A Shares' Prospectus for the sales charge schedule). You can add the value of existing A Shares and B Shares of the Fund held by you, your spouse, and your children under age 21 determined at the previous day's NAV at the close of business, to the amount of your new purchase valued at the current offering price to determine your reduced sales charge.

LETTER OF INTENT. If you anticipate purchasing $50,000 or more of shares of A Shares in one Fund or in combination with shares of other Funds within a 13-month period, you may obtain shares of the Funds at the same reduced sales charge as though the total quantity were invested in one lump sum, by filing a nonbinding Letter of Intent (the Letter) within 90 days of the start of the purchases. Each investment you make after signing the Letter will be entitled to the sales charge applicable to the total investment indicated in the Letter. For example, a $2,500 purchase toward a $50,000 Letter would receive the same reduced sales charge as if the $50,000 had been invested at one time. Neither income dividends nor capital gain distributions taken in additional shares will apply toward the completion of the Letter.

[For these purposes, however, a purchase of B Shares will be credited toward the total amount of the committed investment.]

Your initial investment must be at least 5% of the total amount you plan to invest. Out of the initial purchase, 5% of the dollar amount specified in the Letter will be registered in your name and held in escrow. The shares held in escrow cannot be redeemed or exchanged until the Letter is satisfied or the additional sales charges have been paid. You will earn income dividends and capital gain distributions on escrowed shares. The escrow will be released when your purchase of the total amount has been completed. You are not obligated to complete the Letter.

If you purchase more than the amount specified in the Letter and qualify for a further sales charge reduction, the sales charge will be adjusted to reflect your total purchase at the end of 13 months. Surplus funds will be applied to the purchase of additional shares at the then current offering price applicable to the total purchase.

If you do not complete your purchase under the Letter within the 13-month period, your sales charge will be adjusted upward, corresponding to the amount actually purchased, and if after written notice, you do not pay the increased sales charge, sufficient escrowed shares will be redeemed to pay such charge.

CRESTFUNDS ACCOUNT BUILDER. You can make regular investments in A Shares or B Shares of a Fund with the CrestFunds Account Builder by completing the appropriate section of the account application and attaching a voided personal check with your bank's magnetic ink coding number across the front. If your bank account is jointly owned, be sure that all owners sign. Investments may be made monthly by automatically deducting $50 or more from your bank checking account. You may change the amount of your monthly purchase by notifying the Funds at the address on your account statement at least 5 days prior to your next purchase. There is a $500 minimum initial investment requirement for automatic investment plans.

Your account will be drafted on or about the days indicated on your application. Shares will be purchased at the offering price next determined following receipt of the order by the Transfer Agent. You may cancel the Account Builder option at any time without payment of a cancellation fee. You will receive a confirmation from the Transfer Agent for every transaction, and a debit entry will appear on your bank statement.

As provided for in Rule 22d-1 under the 1940 Act, the Distributor will waive A Shares' sales charge in connection with a Fund's merger with or acquisition of any investment company or trust.

       ADDITIONAL INFORMATION REGARDING PRICING AND REDEMPTIONS

The Funds are open for business and their NAVs are calculated each day the New York Stock Exchange ("NYSE") and the custodian, Crestar Bank, are open. The NAV of each money market fund is determined as of 12:00 Noon Eastern time for Tax Free Money Fund, and 1:00 p.m. Eastern time for Cash Reserve Fund and U.S. Treasury Money Fund, and as of the close of regular trading hours of the NYSE, normally 4:00 p.m. Eastern time. The NAV of each equity and bond fund is determined as of the close of regular trading hours of the NYSE. The NYSE and Crestar Bank have designated the following holiday closings for 1995, and Capitoline expects the schedule to be the same in the future:
New Year's Day (observed), Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day (observed), Independence Day, Labor Day, Columbus Day (observed), Veterans' Day, Thanksgiving Day and Christmas Day. The holiday closing schedule may be changed by the NYSE and Crestar Bank. When the NYSE is closed, or when trading is restricted for any reason other than its customary weekend or holiday closings, or under emergency circumstances as determined by the SEC to merit such action, the Funds will determine NAVs at the close of business, the time of which will coincide with the closing of the NYSE. To the extent that Fund securities are traded in other markets on days the NYSE or Crestar Bank are closed (and a Fund is not open for business), a Fund's NAV may be significantly affected on days when investors do not have access to the Fund to purchase or redeem shares.

If the Directors determine that existing conditions make cash payment undesirable, redemption payments may be made in whole or in part in securities or other property, valued for this purpose as they are valued in computing the NAV of each Fund. Shareholders receiving securities or other property on redemption may realize a gain or loss for tax purposes and will incur any costs of sale, as well as the associated inconveniences.

Pursuant to Rule 11a-3 under the 1940 Act, a Fund is required to give shareholders at least 60 days' notice prior to terminating or modifying a Fund's exchange privilege. Under the Rule, the 60 day notification requirement may be waived if (i) the only effect of a modification would be to reduce or eliminate an administrative fee, redemption fee or deferred sales charge ordinarily payable at the time of exchange or (ii) a Fund temporarily suspends the offering of shares as permitted under the 1940 Act or by the SEC or because it is unable to invest amounts effectively in accordance with its investment objective and policies.

In the Prospectus, the Funds have notified shareholders that they reserve the right at any time without prior notice to shareholders to refuse exchange purchases by any person or group, if, in Capitoline's judgment, a Fund would be unable to invest effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.

                      DISTRIBUTIONS AND TAXES

DISTRIBUTIONS. If you request to have distributions mailed to you and the U.S. Postal Service cannot deliver your checks, or if your checks remain uncashed for six months, the Fund will hold your distributions without interest until you provide the Fund with alternate instructions.

Each money market and bond fund declares dividends equal to its entire net investment income (including, in the case of the Cash Reserve Fund and U.S. Treasury Money Fund, net realized short-term capital gains, if any) on each business day of that Fund. Equity funds declare and pay dividends monthly. Net capital gains (and, in the case of Tax Free Money Fund, net short-term capital gains), if any, are declared and distributed annually by all Funds, normally in December. Each money market fund and bond fund declares dividends for Saturdays, Sundays and holidays on the previous business day, and pay dividends after the close of business on the last business day of each month. Unless the Fund's Transfer Agent is otherwise instructed, all dividends and distributions of capital gains are automatically re-invested into additional shares of common stock of that Fund immediately upon payment thereof.

Cash Reserve Fund, U.S. Treasury Money Fund, Tax Free Money Fund, Limited Term Bond Fund, Intermediate Bond Fund, Virginia Intermediate Municipal Bond Fund, Value Fund, Capital Appreciation Fund and Special Equity Fund each qualified for the fiscal year ended November 30, 1995, and each Fund, including Maryland Municipal Bond Fund, Government Bond Fund, Municipal Bond Fund and Virginia Municipal Bond Fund, intends to qualify for each subsequent fiscal year, for tax treatment as a "regulated investment company" under Subchapter M the Internal Revenue Code. By distributing all of its net investment income and any net realized short-term and long-term capital gains for a taxable year in accordance with the timing requirements imposed by the Code, and by meeting certain other requirements relating to the sources of income and diversification of assets, a Fund should not be liable for federal income or excise taxes.

TAX FREE MONEY FUND, MARYLAND MUNICIPAL BOND FUND, VIRGINIA INTERMEDIATE MUNICIPAL BOND FUND AND VIRGINIA MUNICIPAL BOND FUND (COLLECTIVELY THE "MUNICIPAL FUNDS"). Dividends paid to shareholders by any of the Municipal Funds out of net tax-exempt interest income earned by such a Fund ("exempt-interest dividends") generally will not be subject to federal income tax, provided that (as intended) at least 50% of the value of the Fund's total assets at the close of each quarter of its taxable year is comprised of obligations, the interest on which is excluded from gross income under section 103(a) of the Internal Revenue Code. Substantially all of the dividends paid by Tax Free Money Fund are anticipated to be exempt from regular federal income taxes. Under normal circumstances, at least 80% of the income from Maryland Municipal Bond Fund, Virginia Intermediate Municipal Bond Fund and Virginia Municipal Bond Fund will be exempt from regular federal income taxes. However, persons who are "substantial users" (or "related persons" of substantial users) of facilities financed by private activity bonds held by a Fund may be subject to tax on their pro rata share of the interest income from such bonds and should consult their tax advisers before purchasing shares of that Fund.

Dividends paid by a Fund out of its taxable net investment income (including realized net short-term capital gains, if any) are taxable to shareholders as ordinary income notwithstanding that such dividends are reinvested in additional shares of that Fund. Distributions of net capital gains, if any, are taxable as long-term capital gains to the shareholder receiving them regardless of the length of time the shares on which such distributions are paid may have been held. With respect to a shareholder who receives exempt-interest dividends on shares of a fund held for six months or less, any loss on the sale or exchange of such shares will, to the extent of the amount of such exempt-interest dividends, be disallowed. In addition, a long-term capital gain distribution with respect to shares will cause any loss on a subsequent sale or exchange of such shares not so disallowed to be treated as long-term capital loss to the extent of such long-term capital gain distribution, if such shares are held for six months or less.

Under current federal tax law (1) interest on certain private activity bonds is treated as an item of tax preference for purposes of the federal alternative minimum tax imposed on individuals and corporations, though for regular federal income tax purposes such interest remains fully tax-exempt, and (2) interest on all tax-exempt obligations is included in "adjusted current earnings" of corporations for federal alternative minimum tax purposes. Because Tax Free Money Fund expects to purchase private activity bonds, a portion (not expected to exceed 20%) of the Fund's exempt-interest dividends may constitute an item of tax preference for those shareholders subject to the federal alternative minimum tax. Maryland Municipal Bond Fund, Virginia Intermediate Municipal Bond Fund and Virginia Municipal Bond Fund each may invest in municipal obligations, the interest on which is subject to the federal alternative minimum tax ("AMT securities"). To the extent that these Funds invest in AMT securities, shareholders who are subject to the AMT will be required to report a portion of that Fund's dividends as a "tax preference item" in determining their federal taxes.

Every shareholder required to file a federal individual income tax return is required to include for informational purposes the amount of exempt-interest dividends received from the municipal bond funds during the taxable year. Exempt interest dividends are included in determining what portion, if any, of a person's social security benefits and railroad retirement benefits are subject to federal income tax.

Interest on indebtedness incurred by shareholders to purchase or carry shares of each municipal bond fund generally is not deductible for federal income tax purposes. Shares of each municipal bond fund may be considered to have been purchased or carried with borrowed funds even though those funds are not directly linked to the shares.

The exemption for federal income tax purposes of dividends derived from interest on municipal securities does not necessarily result in an exemption under the income or other tax laws of any state or local taxing authority. Shareholders of the municipal bond funds may be exempt from state and local taxes on distributions of tax-exempt interest income derived from obligations of the state and/or municipalities of the state in which they reside but may be subject to tax on income derived from the municipal securities of other jurisdictions. Shareholders are advised to consult with their tax advisers concerning the application of state and local taxes to investments in a municipal bond fund which may differ from the federal income tax consequences described above.

FEDERAL TAXES. Distributions from each Fund's taxable net investment income and net short-term capital gains are taxed as dividends, and capital gain distributions are taxed as long-term capital gains. A portion of the equity funds' dividends may qualify for the dividends received deduction for corporations. The Funds' distributions are taxable when they are paid, whether taken in cash or reinvested in additional shares, except that distributions declared in October, November or December to shareholders of record in such month and paid the subsequent January will be taxed as though paid on December 31.

The Funds will send shareholders a tax statement by January 30 showing the status of the taxable distributions received in the prior year, and will file a copy with the IRS. In addition, within 60 days from the end of each Fund's fiscal year end, the shareholders will be notified as to the portion of distributions paid that qualify as exempt-interest dividends, capital gain distributions, and qualified dividends for corporate investors. It is suggested that shareholders keep all statements received to assist in personal recordkeeping.

STATE AND LOCAL TAXES. In addition to federal taxes, shareholders may be subject to state or local taxes on their investment, depending on state law.

Commonwealth of Virginia. Under existing Virginia law, distributions from Virginia Intermediate Municipal Bond Fund and Virginia Municipal Bond Fund will not be subject to Virginia individual, trust, estate, or corporate income taxation to the extent that such distributions are either (i) excludable from federal gross income and attributable to interest on obligations of Virginia, its political subdivisions, or its instrumentalities, or Puerto Rico, United States Virgin Islands, or Guam or (ii) attributable to interest on direct obligations of the United States. These Virginia income tax exemptions will be available only if a Fund (i) qualifies as a separate "regulated investment company" under the Internal Revenue Code and (ii) complies with the requirement of the Internal Revenue Code that at least 50% of the value of its assets at the close of each quarter of its taxable year is invested in state, municipal, or other obligations described in Section 103(a) of the Internal Revenue Code. These Funds intend to comply with those requirements.

Other distributions from these Funds, including capital gains, generally will not be exempt from Virginia income taxation.

Interest on indebtedness incurred (directly or indirectly) by a shareholder of Virginia Intermediate Municipal Bond Fund or Virginia Municipal Bond Fund to purchase or carry shares of these Funds generally will not be deductible for Virginia income tax purposes. These Funds will not be subject to any Virginia intangible personal property tax on any obligations in a Fund.
In addition, shares of a Fund held for investment purposes will not be subject to any Virginia intangible personal property tax.

To be entitled to the exemption described above for distributions attributable to certain interest on Virginia obligations, obligations of certain United States possessions or direct United States obligations, a shareholder must be able to substantiate the exempt portions of each distribution with reasonable certainty. The determination of exempt portions must be made on a monthly (rather than annual or quarterly) basis if, as planned, Virginia Intermediate Municipal Bond Fund and Virginia Municipal Bond Fund each makes monthly distributions. Accordingly, shareholders should retain their statements from these Funds, which are to be issued at least annually, showing the percentages of each monthly distribution attributable to interest on Virginia obligations, possessions obligations and United States obligations.

State of Maryland. To the extent the Maryland Municipal Bond Fund qualifies as a regulated investment company under the Code, it will be subject to tax only on (1) that portion of its income on which tax is imposed for federal income tax purposes under
Section 852(b)(1) of the Code and (2) that portion of its income which consists of federally tax exempt interest on obligations other than Maryland Exempt Obligations (hereinafter defined) to the extent such interest is not paid to Maryland Municipal Bond Fund shareholders in the form of exempt-interest dividends. To the extent dividends paid by the Maryland Municipal Bond Fund represent interest excludable from gross income for federal income tax purposes, that portion of exempt-interest dividends that represents interest received by the Maryland Municipal Bond Fund on obligations issued by the State of Maryland, its political subdivisions, Puerto Rico, the U.S. Virgin Islands, or Guam and their respective authorities or municipalities ("Maryland Exempt Obligations"), will be exempt from Maryland state and local income taxes when allocated or distributed to a shareholder of the Maryland Municipal Bond Fund except in the case of a shareholder that is a financial institution. Except as noted below, all other dividend distributions will be subject to Maryland state and local income taxes.

Capital gains distributed by the Maryland Municipal Bond Fund to a shareholder or any gains realized by a shareholder from a redemption or sale of shares must be recognized for Maryland state and local income tax purposes to the extent recognized for federal income tax purposes. However, capital gains distributions included in the gross income of shareholders for federal income tax purposes are subtracted from capital gains income for Maryland income tax purposes to the extent such distributions are derived from the disposition by the Maryland Municipal Bond Fund of debt obligations issued by the State of Maryland, its political subdivisions and authorities.

Except in the case of a shareholder that is a financial institution, dividends received by a shareholder from the Maryland Municipal Bond Fund that are derived from interest on U.S. government obligations will be exempt from Maryland state and local income taxes.

In the case of individuals, Maryland presently imposes an income tax on items of tax preference with reference to such items as defined in the Code for purposes of calculating the federal alternative minimum tax. Interest paid on certain private activity bonds is a preference item for purposes of calculating the federal alternative minimum tax. Accordingly, if the Maryland Municipal Bond Fund holds such bonds, the excess of 50% of that portion of exempt interest dividends which is attributable to interest on such bonds over a threshold amount may be taxable by Maryland. Interest on indebtedness incurred or continued (directly or indirectly) by a shareholder in order to purchase or carry shares of the Maryland Municipal Bond Fund will not be deductible for Maryland state and local income tax purposes. Individuals will not be subject to personal property tax on their shares of the Maryland Municipal Bond Fund. Shares of the Maryland Municipal Bond Fund held by a Maryland resident at death may be subject to Maryland inheritance and estate taxes.

CAPITAL GAINS. Shareholders may realize a capital gain or loss when they redeem (sell) or exchange shares of the Funds. For most types of accounts, the Funds will report the proceeds of a shareholder's redemptions to the shareholder and the IRS annually. However, because the tax treatment also depends on the purchase price and the shareholder's personal tax position, shareholders should keep their regular account statements to use in determining their tax.

"BUYING A DIVIDEND." On the ex-dividend date for an equity or bond fund distribution, the Fund's share value is reduced by the amount of the distribution. If a shareholder were to buy shares just before the record date ("buying a dividend"), the shareholder would pay the full price for the shares and then, in effect, receive a portion of the price back as a taxable distribution.

OTHER TAX INFORMATION. When an investor signs his account application, he will be asked to provide his social security or taxpayer identification number and certify that the number provided is correct and that he is not subject to 31% backup withholding for failing to report income to the IRS. If an investor fails to provide the correct number or violates IRS regulations, the IRS can require the Funds to withhold 31% of his taxable distributions and redemptions.

Each Class calculates dividend and capital gain distributions separately. Each Fund is treated as a separate entity in all respects for tax purposes. There is a risk that a Fund may be unable to meet tax rules that require mutual funds to derive less than 30% of their gross income from gains realized upon the sale of securities held less than 3 months. If this were to occur, the affected Fund may be required to pay federal as well as Maryland state income taxes from its assets.

The information above is only a summary of some of the tax consequences generally affecting the Funds and their shareholders, and no attempt has been made to discuss individual tax consequences. In addition to federal income taxes, shareholders may be subject to state and local taxes on distributions received from the Funds. Investors should consult their tax advisers to determine whether a Fund is suitable to their particular situations.

           DIRECTORS AND OFFICERS AND AFFILIATED PERSONS

The Directors and officers of the Company and their principal occupations during the past five years are set forth below. The
Director who is an "interested person" (as defined in the 1940
Act) by virtue of his affiliation with either a fund or Capitoline is indicated by an asterisk (*).

* Jesse F. Williams III, Chairman, President, and Director. Chairman of the Board, Harrison & Bates Incorporated (real estate company), since 1971. Mr. Williams is also a member of the advisory board of Crestar Bank. His address is 823 East Main Street, Suite 1800, Richmond, Virginia 23219.

F. David Fowler, Director. Dean of School of Business and Public Management of George Washington University since 1992. Mr. Fowler is also a member of the board of directors of FTP Software Corporation (software sales). Previously, he was a Partner at KPMG Peat Marwick LLP (public accountants).

John Bruce James, Jr., Director. Vice President of Virginia Landmark Corporation (real estate company) since 1970. Mr. James is also a member of the Commission of Architectural Review, City of Richmond, since 1982; a member of the Board of Trustees of the Instructive Visiting Nurses Association since 1976; and a member of the Board of Directors of The Retreat Hospital, Richmond, Virginia, since 1982. Previously, he was a member of the Board of Trustees, Hampden-Sydney College. His address is 3910 Exeter Road, Richmond, Virginia 23221.

Jean L. Oakey, Director. Partner at Wells Coleman & Co. (public accountants).

Glen Douglas Pond, Director. Retired. Formerly the Director of the Virginia Retirement System. His address is 21 Waterfront
Court, Cedar Point, Urbanna, Virginia 23175.

David M. Carter, Secretary, Partner, Hunton and Williams, Fund
Counsel.

Kevin P. Robins, Vice President, Assistant Secretary.  Senior
Vice President & General Counsel of SEI, the Administrator and the Distributor since 1994. Vice President of SEI, the
Administrator and the Distributor 1992-1994.  Associate, Morgan,
Lewis & Bockius (law firm) prior to 1992.

Robert B. Carroll, Vice President, Assistant Secretary. Vice President, Assistant Secretary of SEI, the Administrator and Distributor since 1994. United States Securities and Exchange Commission, Division of Investment Management, 1990-1994. Associate, McGuire, Woods, Battle & Booth (law firm) before 1990.

Jeffrey A. Cohen, Controller, Assistant Secretary.  CPA,
Director, International and Domestic Funds Accounting, SEI
Corporation since 1991.  Audit Manager, Price Waterhouse prior to
1991.

As of September 30, 1995, the Directors and officers owned in the aggregate less than 1% of the outstanding shares of any Fund.

As of November 30, 1995, the Directors and officers of the Company received the following compensation:

                                                    Total
                               Pension              Compensation
                               or                   from
                  Aggregate    Retire-              Registrant
                  Compensation ment       Estimated and
                  From         Benefits   Annual    Fund Complex
                  Registrant   Accrued    Benefits  Paid to
Name of           for          as Part    Upon      Directors for
Person,           Fiscal Year  of Fund    Retire-   Fiscal Year
Position          Ended 1995   Expenses   ment      Ended 1995

Jesse F.
Williams, III,
Chairman,
President and
Director          $7,000       0          0         $7,000

F. David Fowler,
Director          $7,000       0          0         $7,000

John Bruce
James, Jr.,
Director          $7,000       0          0         $7,000

Jean L. Oakey,
Director          $7,000       0          0         $7,000

Glen Douglas
Pond, Director    $7,000       0          0         $7,000

The Company was incorporated in the state of Maryland as Bayshore
Funds, Inc. on March 17, 1986. At a special meeting of shareholders held July 7, 1992, shareholders approved an amendment to the Articles of Incorporation changing the name to CrestFunds, Inc. The change was effective July 10, 1992.

                            THE ADVISER

Pursuant to Investment Advisory Agreements, as amended (the "Advisory Agreements") Capitoline Investment Services, Incorporated, a wholly-owned subsidiary of Crestar Bank, a subsidiary of Crestar Financial Corp., furnishes at its own expense all services, facilities and personnel necessary in connection with managing each Fund's investments and effecting portfolio transactions for each Fund. Each Advisory Agreement will continue in effect only if such continuance is specifically approved at least annually by the Board of Directors or by vote of the shareholders, and in either case by a majority of the Directors who are not parties to each Advisory Agreement or interested persons of any such party, at a meeting called for the purpose of voting on each Advisory Agreement.

Each Advisory Agreement is terminable without penalty by any Fund on 60 days' written notice when authorized either by vote of its shareholders or by a vote of a majority of the Board of Directors, or by the Adviser on 60 days' written notice, and will automatically terminate in the event of its assignment. Each Advisory Agreement also provides that, with respect to each Fund, neither the Adviser nor its personnel shall be liable for any error of judgment or mistake of law or for any act or omission in the performance of its duties to the Fund, except for willful misfeasance, bad faith or gross negligence in the performance of the Adviser's or their duties or by reason of reckless disregard of its or their obligations and duties under the Advisory Agreements. Each Advisory Agreement provides that the Adviser may render services to others.

The fees paid pursuant to the Advisory Agreements are accrued daily and paid monthly. For its services under the Advisory
Agreements, the Adviser receives fees with respect to each Fund at the annual rates set forth below:

MONEY MARKET FUNDS

 .40% of each Fund's average daily net assets on the first $500 million of net assets; .35% of each Fund's average daily net assets on the next $500 million of net assets; and .30% of each Fund's average daily net assets on all remaining net assets.

CAPITAL APPRECIATION FUND, VALUE FUND AND SPECIAL EQUITY FUND

 .75% of each Fund's average daily net assets.

LIMITED TERM BOND FUND AND VIRGINIA INTERMEDIATE MUNICIPAL BOND
FUND

 .50% of each Fund's average daily net assets.

INTERMEDIATE BOND FUND

 .60% of Bond Fund's average daily net assets.

MARYLAND MUNICIPAL BOND FUND, GOVERNMENT BOND FUND AND VIRGINIA
MUNICIPAL BOND FUND

 .60% of each Fund's average daily net assets.

The Adviser may choose to waive or reimburse a Fund for a portion of that Fund's investment advisory fee.

For the fiscal years ended November 30, 1995, 1994 and 1993, the advisory fees paid to the Adviser with respect to each money market fund were as follows:

               11/30/95  Waived 11/30/94  Waived 11/30/93  Waived

Cash Reserve
 Fund          $1,933,503 $0    $1,657,907 $0    $1,975,064 $0
U.S. Treasury
 Money Fund    $1,296,973 $0    $1,600,262 $0
Tax Free Money
 Fund          $  766,014 $0    $  605,671 $0    $  704,097 $0

Fees paid to the Adviser with respect to the bond and equity funds were as follows:

               11/30/95  Waived 11/30/94  Waived 11/30/93  Waived

Limited Term
 Bond Fund     $  417,675 $0    $  429,077 $0    $  381,139 $0
Intermediate
 Bond Fund     $  469,601 $0    $  429,478 $0    $  255,722 $0
Virginia
 Intermediate
 Municipal
 Bond Fund     $  249,142 $0    $  254,392 $0    $  107,415 $0
Value Fund     $1,521,942 $0    $1,360,865 $0    $1,047,885 $0
Capital
 Appreciation
 Fund          $  141,723 $0    $   87,096 $0    $   40,173 $0
Special Equity
 Fund          $  386,506 $0    $  321,826 $0    $  206,402 $0
Government
 Bond Fund     $   35,722 $5,370     N/A   N/A        N/A   N/A
Virginia
 Municipal
 Bond Fund     $   19,433 $3,239     N/A   N/A        N/A   N/A
Maryland
 Municipal
 Bond Fund         N/A      N/A      N/A   N/A        N/A   N/A

None of the Maryland Municipal Bond, Government Bond or Virginia
Municipal Bond Funds conducted operations during the fiscal years ended November 30, 1994 and 1993.

In addition to receiving its advisory fee from the Funds, the Adviser may also act and be compensated as investment manager for its clients with respect to assets which are invested in a Fund. In some instances the Adviser may elect to credit against any investment management fee received from a client who is also a shareholder in the Fund an amount equal to all or a portion of the fees received by the Adviser and its affiliates from a Fund with respect to the client's assets invested in the Fund.

The Adviser has agreed to reimburse a Fund for certain of the operating expenses (exclusive of interest, taxes, and brokerage fees and expenses paid pursuant to the Distribution Plan and organization expenses, all to the extent permitted by applicable state law or regulation) which in any year exceed the limits prescribed by any state in which the Fund's shares are qualified for sale. Currently, the most restrictive expense ratio limitation imposed by any state is 2 1/2% of the first $30 million of a Fund's average net assets, 2% of the next $70 million of its average net assets and 1 1/2% of its average net assets in excess of $100 million. Shares of the Funds are not currently qualified for sale in any state which limits operating expenses. For the purpose of this obligation to reimburse expenses, each Fund's annual expenses are estimated and accrued daily, and any appropriate estimated payments will be made by the Adviser monthly. No such reimbursement was payable with respect to the fiscal year ended November 30, 1995.

Subject to the obligations of the Adviser to reimburse a Fund for its excess expenses as described above, the Company has, under each Advisory Agreement, confirmed its obligation to pay all other expenses, including interest charges, taxes, brokerage fees and commissions; certain insurance premiums; fees, interest charges and expenses of the custodian, transfer agent and dividend disbursing agent; telecommunications expenses; auditing, legal and compliance expenses; costs of forming the corporation and maintaining corporate existence; costs of preparing and printing the Company's prospectus, statement of additional information, subscription order forms and shareholder reports and delivering them to existing and prospective shareholders; costs of maintaining books of original entry for portfolio and Fund accounting and other required books and accounts and of calculating the net asset value of shares of the Funds; costs of reproduction, stationery and supplies; compensation of directors and officers and employees of the Company and costs of other personnel performing services for the Company who are not officers of the Adviser, the Company's Distributor or their respective affiliates; costs of corporate meetings; SEC registration fees and related expenses; state securities laws registration fees and related expenses; fees payable to the Adviser under the Advisory Agreements and to the Company's Distributor under the Administration and Distribution Agreement and all other fees and expenses paid by a Fund or Class pursuant to the Administration Plans or Distribution Plans.

                     ADMINISTRATOR AND DISTRIBUTOR

THE ADMINISTRATOR

The Company and SEI Financial Services Corporation (the
"Administrator") have entered into an administration agreement
(the "Administration Agreement") effective March 1, 1995.

The Administration Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith or negligence on the part of the Administrator in the performance of its duties or from reckless disregard by it of its duties and obligations thereunder.

The Administrator, a wholly-owned subsidiary of SEI Corporation ("SEI"), was organized as a Delaware corporation in 1969 and has its principal business offices at 680 East Swedesford Road, Wayne, PA 19087. Alfred P. West, Jr., Henry H. Greer and Carmen
V. Romeo, constitute the Board of Directors of the Administrator and the Distributor. Mr. West is the Chairman of the Board and Chief Executive Officer of SEI, the Administrator and the
Distributor.   Mr. Greer serves as the President and Chief
Operating Officer of SEI, the Administrator and the Distributor. SEI and its subsidiaries are leading providers of funds evaluation services, trust accounting systems, and brokerage and information services to financial institutions, institutional investors and money managers. The Administrator also serves as administrator to the following other mutual funds: SEI Daily Income Trust; SEI Liquid Asset Trust; SEI Tax Exempt Trust; SEI Index Funds; SEI Institutional Managed Trust; SEI International Trust; Stepstone Funds; The Compass Capital Group, FFB Lexicon Funds; The Advisors' Inner Circle Fund, The Pillar Funds; CUFund; STI Classic Funds; CoreFunds, Inc.; First American Funds, Inc.; First American Investment Funds, Inc.; The Arbor Fund; 1784 Funds; MarquisSM Funds, Morgan Grenfell Investment

Trust; The PBHG Funds, Inc; Inventor Funds, Inc.; The Achievement
Funds Trust; Insurance Investment Products Trust; Bishop Street
Funds; and Conestoga Family of Funds.

The Administrator is entitled to a fee, calculated daily and paid monthly, at an annual rate of .15% of average daily net assets of each of the Funds.

For the fiscal year ended November 30, 1995, the Administrator was compensted for its services under the Administration
Agreement as follows:

Cash Reserve Fund        $724,959, of which $0 was waived
U.S. Treasury Money Fund $486,365, of which $0 was waived
Tax Free Money Fund      $287,134, of which $0 was waived
Limited Term Bond Fund   $125,310, of which $0 was waived
Intermediate Bond Fund   $117,410, of which $0 was waived
Government Bond Fund     $8,805, of which $8,805 was waived
VA Intermediate Municipal
  Bond Fund              $74,748, of which $34,384 was waived
VA Municipal Bond Fund   $4,858, of which $4,858 was waived
Value Fund               $304,389, of which $0 was waived
Capital Appreciation
 Fund                    $28,470, of which $0 was waived
Special Equity Fund      $77,120, of which $0 was waived.

THE DISTRIBUTOR

SEI Financial Services Company (the "Distributor"), a wholly-owned subsidiary of SEI, and the Company are parties to a distribution agreement ("Distribution Agreement") effective as of March 1, 1995. The Distribution Agreement shall be reviewed and ratified at least annually (i) by the Company's Directors or by the vote of a majority of the outstanding shares of the Company, and (ii) by the vote of a majority of the Directors of the Company who are not parties to the Distribution Agreement or interested persons (as defined in the 1940 Act) of any party to the Distribution Agreement, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement will terminate in the event of any assignment, as defined in the 1940 Act, and is terminable with respect to a particular Fund on not less than sixty days' notice by the Directors, by vote of a majority of the outstanding shares of such Fund or by the Distributor.

DISTRIBUTION PLAN

The Board of Directors of the Company has approved an Amended and Restated Distribution and Service Plan (the "Distribution Plan") pursuant to Rule 12b-1 of the 1940 Act (the "Rule"). Under the Distribution Plan the Distributor is compensated at the annual rate of .15% of the aggregate average daily net assets of the Trust Class shares of the Funds. The Distributor will be compensated for distribution services provided to the Trust Class shares including the printing and distribution of Prospectuses, Statements of Additional Information or reports prepared for the use in connection with the offering of shares of the Fund (other than to existing shareholders at the time of such mailing), the expenses incurred for the preparation of any other literature used by the Distributor in connection with any such offering.
The Distributor has agreed to waive any fees payable pursuant to the Distribution Plan, and will bear the costs of other distribution-related activities. The Distributor reserves the right to terminate its waiver at any time at its sole discretion.

A SHARES AND B SHARES DISTRIBUTION PLANS

The Distribution Plan further provides that the A Shares will pay the Distributor a fee of .15% of the average daily net assets of the funds and an additional .25% of the average daily net assets of the money market funds, which the Distributor can use to compensate broker/dealers and service providers, including the Adviser and its affiliates which provide administrative and/or distribution services to the Class A Shareholders or their customers who beneficially own Class A Shares. All of the fees currently are being waived by the Distributor.

The Company has adopted the Investors Class B Distribution and Service Plan (the "B Shares Distribution Plan") in accordance with the provisions of the Rule which regulates circumstances under which an investment company may directly or indirectly bear expenses relating to the distribution of its shares. The B Shares Distribution Plan provides that B Shares will pay the Distributor a fee of .75% of the average daily net assets of the funds which offer B Shares. Continuance of the B Shares Distribution Plan must be approved annually by a majority of the Directors of the Company. The B Shares Distribution Plan requires that quarterly written reports of amounts spent under the B Shares Distribution Plan and the purposes of such expenditures be furnished to and reviewed by the Directors. The B Shares Distribution Plan may not be amended to increase materially the amount which may be spent thereunder without approval by a majority of the outstanding shares of the Company. All material amendments of the Plan will require approval by a majority of the Directors of the Company and of the Qualified Directors.

For the fiscal year ended November 30, 1995, the Distributor was compensated beginning March 1, 1995 for its services under the B
Shares Distribution Plan as follows:

Cash Reserve Fund     $74, of which $10 was waived
Government Bond Fund  $656, of which $87 was waived
VA Municipal Bond
 Fund                 $1,835, of which $245 was waived
Value Fund            $3,833, of which $511 was waived
Special Equity Fund   $1,403, of which $87 was waived.

Also, pursuant to the B Shars Distribution Plan, the Distributor is compensated at an annual rate of .25% of B Shares' average net assets for providing ongoing shareholder support services to investors in B Shares for its services under a Shareholder
Services Plan as follows:

Cash Reserve Fund     $25, of which $5 was waived
Government Bond Fund  $217, of which $43 was waived
VA Municipal Bond
 Fund                 $612, of which $122 was waived
Value Fund            $1,277, of which $255 was waived
Special Equity Fund   $468, of which $94 was waived.

Prior to March 1, 1995, Fidelity Distributor Corporation ("FDC") served as the Funds' administrator and distributor under the Administrative and Distribution Plans.

For the fiscal years ended November 30, 1995 (through February
28, 1995), November 30, 1994 and 1993, FDC was compensated for its services under each operative Distribution Plan as follows:

Cash Reserve Fund         $152,042, $631,053 and $744,853, of
which $0, $0 and $0 was waived
U.S. Treasury Money Fund  $112,822, $499,978 and $600,093, of
which $0, $0 and $0 was waived
Tax Free Money Fund       $65,682, $228,173 and $264,036, of
which $0, $0 and $0 was waived
Limited Term Bond Fund    $30,482, $128,753 and $114,342, of
which $0, $0 and $0 was waived
Intermediate Bond Fund    $28,685, $107,382 and $63,930, of which
$0, $0 and $0 was waived
VA Intermediate Municipal
 Bond Fund                $18,356, $76,321 and $32,224, of which
$15,576, $64,180 and $27,670 was waived
Value Fund                $65,118, $272,207 and $209,577, of
which $0, $0 and $0 was waived
Capital Appreciation Fund $5,362, $17,420 and $8,035, of which $0, $0 and $0 was waived
Special Equity Fund       $17,171, $64,372 and $41,280, of which
$0, $0 and $0 was waived.

For the fiscal years ended November 30, 1995 (through February
28, 1995), November 30, 1994 and 1993, FDC was compensated under the A Shares Distribution Plan which provides for an additional .25% of average daily net assets of the money market funds as follows: Cash Reserve Fund, $12,283, $9,057 and $24; U.S. Treasury Money Fund, $0, $0 and $0; and Tax Free
Money Fund, $468, $939 and $141.

The following represents expenses made pursuant to the Rule for the fiscal year ended November 30, 1995.

                                 12b-1 Expenses
                           Promotion
              Third Party  and         Marketing  Distri- Main-
Fund          Payments     Advertising Management bution  tenance

Cash Reserve
 Fund         $   64           --         --        --       --
U.S. Treasury
 Money Fund       --           --         --        --       --
Tax Free
 Money Fund       --           --         --        --       --
Limited Term
 Bond Fund        --           --         --        --       --
Intermediate
 Bond Fund        --           --         --        --       --
Government
 Bond Fund       569           --         --        --       --
VA Intermed-
 iate Municipal
 Bond Fund        --           --         --        --       --
VA Municipal
 Bond Fund     1,590           --         --        --       --
Value Fund     3,322           --         --        --       --
Capital
 Appreciation
 Fund             --           --         --        --       --
Special Equity
 Fund          1,216           --         --        --       --

In addition, Capitoline may use all or a portion of the fee received under its advisory contract, past profits or other resources to pay financial institutions and other industry professionals such as investment advisors, broker-dealers (including Crestar Securities Corporation) accountants and estate planning firms ("Qualified Recipients") for shareholder services.

These Qualified Recipients may be paid for such services from the fees paid by the Funds to Capitoline. The Plans also provide that Capitoline may engage banks as Qualified Recipients for performing certain shareholder support services. Capitoline will make such payments only to Qualified Recipients who provide shareholder support services. These shareholder services may include, among other things, answering client inquiries, investing client account balances automatically in Fund shares, arranging for bank wires, and such other client services of a nature generally provided by a bank as may seem appropriate. Capitoline will enter into written agreements with Qualified Recipients who receive payments pursuant to a Plan. Payments will be made on the basis of the average daily net asset value of a Fund's shares owned by shareholders for whom the Qualified Recipient is the holder of record or with whom the Qualified Recipient has a servicing relationship.

As discussed in the Prospectus, the Company recognizes that the Glass-Steagall Act and other applicable laws prohibit banks from engaging in the business of underwriting, selling or distributing securities. Accordingly, the Distributor will engage banks as Qualified Recipients only to perform administrative and shareholder servicing functions. While the matter is not free from doubt, the Company's Board of Directors believes on advice of counsel that such laws should not preclude a bank from performing shareholder support services. However, judicial or administrative decisions or interpretations of such laws, as well as changes in federal or state statutes or regulations relating to the permissible activities of banks and their subsidiaries or affiliates, could prevent a bank from continuing to perform all or a part of its servicing activities. If banks or bank affiliates were prohibited from so acting, the Company would change its existing policies to permit bank customers who are shareholders to remain shareholders of a Fund and would implement alternative means for continuing the servicing of such shareholders. In such event, changes in the operation of a Fund might occur and a shareholder serviced by such bank might no longer be able to make use of any automatic investment or other services then being provided by the bank.

                          TRANSFER AGENT

Pursuant to a Transfer Agent Agreement dated as of July 10, 1992 between the Company, on behalf of each of the Funds, and Crestar Bank, the Transfer Agent for each of the Funds is Crestar Bank ("Transfer Agent"). The Transfer Agent maintains an account for each shareholder and monitors tax reporting, performs other transfer agency functions and acts as dividend disbursing agent for each Fund. For these services, the Transfer Agent will be paid an annual fee of .06% of the average daily net assets of the A Shares and B Shares of each Fund.

The Transfer Agent Agreement will continue in effect only if such continuance is specifically approved at least annually by the Board of Directors or by a vote of the shareholders and in either case by a majority of the Directors who are not parties to the Transfer Agent Agreement or interested persons of any such party, at a meeting called for the purpose of voting on the Transfer Agent Agreement.

                          CUSTODIAN

Pursuant to a Custodian Agreement dated as of July 10, 1992 between the Company, on behalf of each of the Funds, and Crestar Bank, Crestar Bank (the "Custodian") acts as the Custodian of each Fund's assets. The Custodian's responsibilities include safeguarding and controlling the Funds' cash and securities, handling the receipt and delivery of securities and collecting income on Fund investments. For these services, the Custodian will receive a fee, with respect to each money market fund, computed and paid monthly, based on the total net assets of each such Fund, the number of portfolio transactions of the Fund and the number of securities in the Fund's portfolio. The Custodian's fee for any fiscal year of the Company will not exceed, with respect to each money market fund, .04% of each such Fund's average daily net assets. The Custodian's fee with respect to each bond and equity fund will be .04% of each such Fund's average daily net assets.

                            AUDITOR

Deloitte & Touche LLP, Two World Financial Center, New York, New
York 10281, independent auditors, have been selected as auditors for the Company. Deloitte & Touche LLP has acted as independent auditors of the Company since its inception.

                  PRINCIPAL HOLDERS OF SECURITIES

A shareholder owning of record or beneficially more than 25% of a particular Fund's shares may be considered to be a "controlling person" of that Fund. Accordingly, its vote could have a more significant effect on matters presented at shareholder meetings than the votes of the fund's other shareholders. The following persons owned of record 5% or more of the outstanding Trust Class shares of the indicated Funds as of September 30, 1995:

FUND NAME                    SHAREHOLDER                    %

Cash Reserve Fund            Crestar Bank                  97%
                             P.O. Box 26665
                             Richmond, VA  23261

U.S. Treasury Fund           Crestar Bank                  98%
                             P.O. Box 26665
                             Richmond, VA  23261

Tax Free Money Fund          Crestar Bank                  99%
                             P.O. Box 26665
                             Richmond, VA  23261

Limited Term Bond Fund       Crestar Bank                  91%
                             P.O. Box 26665
                             Richmond, VA  23261

Intermediate Bond Fund       Crestar Bank                  88%
                             P.O. Box 26665
                             Richmond, VA  23261

Virginia Intermediate        Crestar Bank                  90%
Municipal Bond Fund          P.O. Box 26665
                             Richmond, VA  23261

Virginia Municipal Bond      Crestar Bank                  88%
Fund                         P.O. Box 26665
                             Richmond, VA  23261

Value Fund                   Crestar Bank                  93%
                             P.O. Box 26665
                             Richmond, VA  23261

Capital Appreciation         Crestar Bank                  48%
Fund                         P.O. Box 26665
                             Richmond, VA  23261

Special Equity Fund          Crestar Bank                  91%
                             P.O. Box 26665
                             Richmond, VA  23261

                       FINANCIAL STATEMENTS

The financial statements and financial highlights for the fiscal year ended November 30, 1995 for Cash Reserve Fund, U.S. Treasury Money Fund, Tax Free Money Fund, Limited Term Bond Fund (formerly known as Short/Intermediate Bond Fund), Intermediate Bond Fund (formerly known as Bond Fund), Government Bond Fund, Virginia Intermediate Municipal Bond Fund (formerly known as Virginia Municipal Bond Fund), Virginia Municipal Bond Fund, Value Fund, Capital Appreciation Fund and Special Equity Fund are included in the Annual Report which is a separate report supplied with this Statement of Additional Information. The financial statements and financial highlights are incorporated herein by reference.

                              APPENDIX

Description of selected indices:

Dow Jones Industrial Average is an unmanaged index of 30 common stock prices representing stocks of major industrial companies and includes reinvestment of dividends.

Standard & Poor's 500 Composite Stock Price Index is an unmanaged index of common stock prices and includes reinvestment of dividends.

NASDAQ Composite Index is an unmanaged index of over-the-counter stock prices and does not assume reinvestment of dividends.

Russell 2000 Index is an unmanaged index of small capitalization stocks that includes reinvestment of dividends.

Russell 1000 Growth Index, an unmanaged index, is a broad measure of the performance of growth companies and includes reinvestment of dividends and capital gains.

Value Line Index, an unmanaged index, is a broad measure of both large and small companies and includes reinvestment of dividends and capital gains.

Lehman Brothers Aggregate Bond Index, an unmanaged index, is a broad measure of bond performance and includes reinvestment of dividends.

Lehman Brothers General Obligation Bond Index, an unmanaged index, is a broad measure of the performance of tax-exempt bonds and includes reinvestment of dividends.

Lehman Brothers Government Bond Index is an index comprised of all public obligations of the U.S. Treasury, U.S. Government agencies, quasi-federal corporations, and of corporate debt guaranteed by the U.S. Government. The index excludes flower bonds, foreign targeted issues, and mortgage-backed securities.

Lehman Brothers Corporate Bond Index is an index comprised of all public, fixed-rate, non-convertible investment-grade domestic corporate debt. Issues included in this index are rated at least Baa by Moody's Investors Service or BBB by Standard and Poor's Corporation or, in the case of unrated bonds, BBB by Fitch Investors Service. Collateralized mortgage obligations are not included in the Corporate Bond Index.

The Government Bond Index and the Corporate Bond Index combine to form the Corporate Bond Index.

Lehman Brothers Intermediate Corporate Bond Index is an index comprised of all public, fixed-rate, non-convertible investment-grade domestic corporate debt. Issues included in this index have remaining maturities of one to ten years and are rated at least Baa by Moody's Investors Service or BBB by Standard and Poor's Corporation or, in the case of unrated bonds, BBB by Fitch Investors Service.

Lehman Brothers Long-Term Corporate Bond Index is an index comprised of all public, fixed-rate, non-convertible investment-grade domestic corporate debt. Issues included in this index have remaining maturities greater than ten years and are rated at least Baa by Moody's Investors Service or BBB by Standard and Poor's Corporation, or, in the case of unrated bonds, BBB by Fitch Investors Service.

Salomon Brothers High Grade Corporate Bond Index is an index of high quality corporate bonds with a minimum maturity of at least ten years and with total debt outstanding of at least $50 million. Issues included in the index are rated AA or better by Moody's Investors Service or AA or better by Standard & Poor's Corporation.

Merrill Lynch High and Medium Quality Intermediate-Term Corporate Index is an index comprised of all public, fixed-rate, non-convertible corporate debt. Issues included in this index have remaining maturities of between one year and 9.99 years. Issues included in the index are rated at least BBB by Standard & Poor's Corporation.

Dollar-weighted average maturity is derived by multiplying the value of each investment by the number of days remaining to its maturity, adding these calculations, and then dividing the total by the value of a Fund's portfolio. An obligation's maturity is typically determined on a stated financial maturity basis, although there are some exceptions to this rule. For example, if it is probable that the issuer of an instrument will take advantage of a maturity-shortening device, such as a call, refunding, or redemption provision, the date in which the instrument will probably be called, refunded or redeemed may be considered to be its maturity date. Also, the maturities of mortgage-backed securities and some asset-backed securities, such as collateralized mortgage obligations, are determined on a weighted average life basis, which is the average time for principal to be repaid. For a mortgage security, this average time is calculated by estimating the expected principal payments during the life of the mortgage. The weighted average life of these securities is likely to be substantially shorter than their stated final maturity.

Description of Moody's Investors Service, Inc.'s ratings of state and municipal notes:

Moody's ratings for state and municipal and other short-term obligations are designated Moody's Investment Grade ("MIG," or "VMIG" for variable rate obligations). This distinction is in recognition of the difference between short-term credit risk and long-term credit risk. Factors affecting the liquidity of the borrower and short-term cyclical elements are critical in short-term ratings, while other factors of major importance in bond risk, long-term secular trends for example, may be less important over the short run. Symbols used will be as follows:

MIG-1/VMIG-1 - This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

MIG-2/VMIG-2 - This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

Description of Standard & Poor's Corporation's ratings of state and municipal notes:

SP-1 - Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

SP-2 - Satisfactory capacity to pay principal and interest.

Description of Moody's Investors Service, Inc.'s municipal bond ratings:

Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than Aaa securities.

A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest may be present which suggest a susceptibility to impairment sometime in the future.

Baa - Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Moody's applies numerical modifiers, 1, 2, and 3, in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Description of Standard & Poor's Corporation's municipal bond ratings:

AAA - Debt rated 'AAA' has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

AA - Debt rated 'AA' has a very strong capacity to pay interest and repay principal and differs from the highest rated debt issues only in small degree.

A - Debt rated 'A' has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB - Debt rated 'BBB' is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher categories.

The ratings from AA to CCC may be modified by the addition of a plus or minus to show relative standing within the major rating categories.

Description of Moody's Investors Service, Inc.'s commercial paper ratings: Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:

     - Leading market positions in well-established industries.
     - High rates of return on funds employed.
     - Conservative capitalizations structures with moderate reliance on debt and ample asset protection.
     - Broad margins in earnings coverage of fixed financial charges and with high internal cash generation.
     - Well established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Description of Standard & Poor's Corporation's commercial paper ratings:

A - Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2, and 3 to indicate the relative degree of safety.

A-1 - This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong.
Those issues determined to possess overwhelming safety characteristics will be denoted with a plus (+) sign designation.

A-2 - Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated A-1.

                               37